THE MELLON FUNDS

Mellon Large Cap Stock Fund

Mellon Income Stock Fund

Mellon Mid Cap Stock Fund

Mellon Small Cap Stock Fund

Mellon International Fund

Mellon Emerging Markets Fund

Mellon Balanced Fund

Mellon Bond Fund

Mellon Intermediate Bond Fund

Mellon Short-Term U.S. Government Securities Fund

Mellon National Intermediate Municipal Bond Fund

Mellon National Short-Term Municipal Bond Fund

Mellon Pennsylvania Intermediate Municipal Bond Fund

Mellon Massachusetts Intermediate Municipal Bond Fund

SEMIANNUAL REPORTS              February 28, 2003


Contents

The Funds
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Letter from the President                                                 2

Discussion of Funds' Performance

    Mellon Large Cap Stock Fund                                           3

    Mellon Income Stock Fund                                              5

    Mellon Mid Cap Stock Fund                                             7

    Mellon Small Cap Stock Fund                                           9

    Mellon International Fund                                            11

    Mellon Emerging Markets Fund                                         13

    Mellon Balanced Fund                                                 15

    Mellon Bond Fund                                                     17

    Mellon Intermediate Bond Fund                                        19

    Mellon Short-Term U.S.

           Government Securities Fund                                    21

    Mellon National Intermediate

           Municipal Bond Fund                                           23

    Mellon National Short-Term

           Municipal Bond Fund                                           25

    Mellon Pennsylvania Intermediate

           Municipal Bond Fund                                           27

    Mellon Massachusetts Intermediate

           Municipal Bond Fund                                           29

Statements of Investments                                                31

Statements of
       Financial Futures                                         72, 88, 94

Statements of Assets and Liabilities                                     95

Statements of Operations                                                 98

Statements of Changes in Net Assets                                     101

Financial Highlights                                                    112

Notes to Financial Statements                                           128

For More Information
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Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear    Shareholder:

This semiannual report for The Mellon Funds covers the period from September 1, 2002 through February 28, 2003. Inside, you will find valuable information about the management of the funds during the reporting period and a discussion with each fund's portfolio manager or managers if the fund is jointly managed.

During the reporting period, movement in the world's financial markets was dominated by escalating geopolitical tensions, continuing corporate scandals, rising oil prices and weakening economies both domestically and in most major international markets. Against this backdrop, prices of high-quality bonds generally continued to rise, while stocks continued to be adversely affected, with nearly every major industry group, capitalization range and investment style suffering losses, leaving few shelters from the widespread volatility. Also during the reporting period, money market yields fell to historical lows.

In a challenging investment environment such as this, we continue to believe that a broadly diversified portfolio is the best hedge against volatile markets. Within The Mellon Funds, we provide a wide range of domestic and international investment alternatives to support investors' wealth management strategies and to help them achieve their long-term investment objectives.

As always, if we can address any questions or be of further assistance, please do not hesitate to contact your account officer directly to discuss your individual wealth management strategy. Thank you for your confidence and support.

Sincerely,



David F. Lamere
President
The Mellon Funds
March 17, 2003




DISCUSSION OF  FUND PERFORMANCE

Mellon's Private Wealth Managements Group's Equity Management Team, Portfolio Manager

How did Mellon Large Cap Stock Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, .the fund's Class M shares produced a total return of -9.23% while its Investor shares produced a total return of -9.35% .(1) For the same period, the total return produced by the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -7.29%.(2)

We attribute these results to a downward-trending market driven by disappointing levels of economic growth and concerns regarding a possible war with Iraq. The fund produced weaker results than the S&P 500 Index primarily due to a brief, speculative rally in technology and telecommunications stocks, which undermined the fund' s relative performance during October and November 2002.

What is the fund's investment approach?

The fund seeks investment returns consisting of capital appreciation and income that are consistently superior to those of the S&P 500 Index. To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of large-cap companies. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the suitability or growth of earnings; and

*    FINAN`CIAL PROFILE, which measures the financial health of the company.

Next,   a  team  of  experienced  analysts  examines  the  fundamentals  of  the higher-ranked candidates. The portfolio managers then decide which stocks to purchase and whether any current holdings should be sold.

We also attempt to manage the risks associated with market timing and sector and industry exposure. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry groups outweigh the risks of such moves. Instead, our goal typically is to remain close to the industry and sector allocations of the S&P 500 Index.

What other factors influenced the fund's performance?

The fund maintained a generally defensive posture throughout the reporting period, emphasizing investments in companies that we believe had strong value characteristics. This approach helped the fund maintain its asset value relatively well in September 2002, when broad market indices dipped. Stocks generally advanced during the fourth quarter of 2002 in anticipation of renewed economic growth. While gains proved especially strong among beaten-down technology stocks, which we believe occurred despite their persistently weak business fundamentals and a lack of hard evidence to support such a rise. The fund benefited somewhat during these months from its technology investments, such as computer hardware maker Lexmark. The fund generally avoided investing in more speculative companies with generally weak earnings and relatively poor fundamentals, many of which enjoyed the sharpest rises. As a result, the fund's overall performance lagged that of the overall market.

As the early months of 2003 unfolded, the U.S. economy showed few signs of accelerating growth. Instead, unemployment rose, and corporate profits frequently failed to meet expectations. Concerns regarding the impact of a possible war in Iraq added to investor uncertainty. As a result, stock prices generally sagged in January and February 2003. The fund made up lost ground relative to its benchmark during these months, but not enough to compensate fully for earlier losses.

                                                                 The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The volatile market environment that prevailed during the reporting period caused some investors to sell stocks of companies suspected of encountering business difficulties, which we believe often punished those stocks to a disproportionate degree. The fund sustained significant declines in a handful of individual holdings that experienced such difficulties. Some, such as Tenet Healthcare and El Paso, a natural gas utility, were hurt by accounting-related problems. Others, such as Sears and Kraft Foods, failed to meet earnings expectations. On the other hand, the fund' s performance benefited from investments in several companies, such as Bank of America and Forest Laboratories, that managed to produce strong earnings and revenues despite the challenging business environment.

What is the fund's current strategy?

We believe that high levels of volatility in today's stock market are creating opportunities to buy stocks of solid companies at what we believe are attractive prices. We are seeking to take advantage of such opportunities, whenever they arise. For example, the fund recently acquired a position in an attractively priced energy refinery company that we believe is well-positioned to benefit from higher oil prices. At the same time, however, we remain sharply focused on the long-term fundamentals of every company in which the fund invests.

March 17, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.


DISCUSSION OF  FUND PERFORMANCE

Gary Richardson, Portfolio Manager

How did Mellon Income Stock Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund's Class M shares produced a total return of -8.59% while its Investor shares produced a total return of -8.69%.(1) In comparison, the Russell 1000 Value Index ("Index"), the portfolio's benchmark, provided a total return of -7.80% for the same period.(2)

We attribute the fund's generally negative total returns to a poor environment for most equities, which was driven by weaker than expected economic growth and concerns about the possibility of war in Iraq. The fund underperformed its benchmark primarily as a result of disappointing returns from its energy holdings, an area to which the fund allocated a relatively large percentage of assets.

What is the fund's investment approach?

The fund seeks to exceed the total return performance of the Index over time. To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to invest primarily in dividend-paying stocks. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund invests primarily in dividend-paying stocks, it generally emphasizes stocks with value
characteristics,    although    it    may   also   purchase   growth   stocks.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH,   in   this   case  the  suitability  or  growth  of  earnings; and

*   FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher-ranked securities. The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold. We also attempt to manage the risks by diversifying broadly across companies and industries, limiting the potential adverse impact of any one stock or industry on the overall portfolio. In an attempt to earn higher yields, the fund may at times invest a higher percentage of assets than its benchmark in certain industry groups.

What other factors influenced the fund's performance?

The stock market proved exceptionally volatile throughout the reporting period, driven by uncertainties about the sustainability of economic growth and the impact of escalating hostilities in the Middle East. Stocks fell in September 2002, rose in mid-October and November, and then drifted back down during January and February 2003. In the absence of any clear market direction, individual stocks tended to fall sharply at the first hint of negative business developments. While the fund avoided investing in several higher-yielding stocks that suffered steep declines as a result of such problems, some of the fund's holdings were hit hard.

The fund sustained relatively steep losses among several of its energy holdings, an area we emphasized to capitalize on rising energy prices amid a limited supply of oil and natural gas. For example, the integration of Chevron and Texaco into a single company, ChevronTexaco, failed to proceed as smoothly as predicted, resulting in disappointing earnings and a lower stock price. Health care holdings, including major pharmaceutical firms such as Wyeth and Merck & Co., declined over concerns regarding the slow pace of new drug development and approval. The fund' s defense stocks, which included Lockheed and Northrop Grumman, proved surprisingly weak despite rising U.S. defense budgets. Finally, a handful of other stocks, ranging from retailers, such as Sears,

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Roebuck & Co., to financial services firms, such as H&R Block, fell because of disappointing financial results.

On the other hand, the fund achieved above-average performance from stocks in a wide range of industry groups. These included interest-sensitive financials, such as J.P. Morgan Chase; consumer products producers, such as Avon; diversified manufacturers, such as 3M; real estate entities, such as Simon Property Group; and technology developers, such as Intel Corp.

What is the fund's current strategy?

We continue to look for opportunities to invest in stocks offering what we consider to be above-average yields when underlying company fundamentals appear attractive. At the same time, we continue to seek what we believe are attractive investment opportunities in all industry groups and market sectors. To date, we have found a relatively large number of investments we consider attractive among energy stocks that, in our view, appear well-positioned to benefit from high commodity prices and weak levels of domestic production. We have also invested a slightly greater than average percentage of fund assets in financial stocks that we believe stand to benefit from declining interest rates. We currently hold relatively small positions in health care and technology, where we have found fewer stocks meeting our disciplined investment criteria.

March 17, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.


DISCUSSION OF  FUND PERFORMANCE

Anthony J. Galise, Portfolio Manager

How did Mellon Mid Cap Stock Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund produced total returns of -10.40% for its Class M shares and -10.51% for its Investor shares.(1) Between their inception on September 6, 2002 and February 28, 2003, the fund's Dreyfus Premier shares produced a -10.09% total return. In comparison, the Standard & Poor' s MidCap 400 Index ("S&P 400 Index"), the fund's benchmark, produced a total return of -7.79% for the six-month period and a total return of 0.29% for the period between September 30, 2002 and February 28, 2003.(2)

We attribute the fund's and the market's negative returns to a sluggish economy, new revelations of corporate scandals and the possibility of war with Iraq. The fund underperformed its benchmark, primarily because of its conservative positioning during the fall of 2002, when relatively speculative stocks generally rose more than the higher-quality companies in the fund's portfolio.

What is the fund's investment approach?

The fund seeks investment returns consisting of capital appreciation and income that are consistently superior to those of the S&P 400 Index. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of midcap domestic companies, whose market capitalizations generally range between $1 billion and $8 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH, in this case the suitability or growth of earnings; and

*   FINANCIAL PROFILE,  which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher-ranked securities. Using their insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index. For example, if the S&P 400 Index has a 10% weighting in a particular industry group, about 10% of the fund's assets will also normally be invested in that group.

What other factors influenced the fund's performance?

The fund was adversely affected during the reporting period by investors' dissatisfaction with sluggish economic growth, disappointing corporate earnings, high-profile corporate scandals and escalating international tensions in the Middle East. Virtually all capitalization ranges were affected by these factors, including midcap stocks.

However, stocks rallied briefly in the fall of 2002, when investors became more optimistic about the possibility of stronger economic growth. Investors were particularly attracted to more speculative stocks that had been hit hard in the bear market, including a number of technology companies with no earnings. Because the fund focused primarily on companies we considered fundamentally strong, its performance lagged the averages during the market rally. Despite some progress in subsequent months, the fund was unable to make up all of the lost ground relative to its benchmark by the end of the reporting period.

Electric utilities represented the greatest detractors from the fund' s overall performance during the reporting period. TECO Energy and Allegheny Energy were hurt by high debt levels and losses in their merchant energy businesses, leading to downgrades by the major credit rating agencies. In the consumer cyclical area, the fund

                                                            The    Funds

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

received disappointing results from restaurants and retailers because of rising concerns about lower consumer spending. Wendy' s International and Darden's Restaurants were hurt by these factors and by the effects of bad weather. Arts and crafts retailer Michael's Stores was hurt by lower sales during bad weather and, in the fall, the effects of the sniper attacks on its Washington, D.C. locations.

On the other hand, the fund received positive contributions from the health care group, including biotechnology leader Genzyme Corp., and the energy area, where oil and gas producers, such as Noble Corp. and Nabors Industries, benefited from higher energy prices. The fund's relative performance also benefited from not owning certain poor performers in the services group.

What is the fund's current strategy?

In anticipation of a stronger economy when the situation in Iraq is resolved, we have begun to move gradually toward more economically sensitive stocks that we believe have good recovery potential. Nonetheless, as of the end of the reporting period, the fund continued to feature a lower "beta" (a measure of volatility) than its benchmark and a relatively high cash position. We currently are looking for opportunities to put that cash to work and adopt a more aggressive posture in advance of potentially better economic and market conditions.

March 17, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   ()PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET. TOTAL RETURNS ARE CALCULATED ON A MONTH-END BASIS.


DISCUSSION OF  FUND PERFORMANCE

Gene F. Cervi and Dwight Cowden, Portfolio Managers

How did Mellon Small Cap Stock Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund's Class M shares produced a total return of -9.32% and its Investor shares produced a total return of -9.45%.(1) In comparison, the fund's benchmark, the Standard & Poor's SmallCap 600 Index ("S&P 600 Index"), produced a total return of -7.94% for the same period.(2)

We attribute the fund' s and the market's negative returns to disappointing corporate earnings amid persistent economic weakness. The fund underperformed its benchmark, primarily because of its focus on relatively high-quality companies when speculative technology stocks rallied more strongly during the fall of 2002.

What is the fund's investment approach?

The fund seeks investment returns consisting of capital appreciation and income that surpass those of the S&P 600 Index. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations generally range between $100 million and $2 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each of five distinct "super-sectors," based on:

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH, in this case the suitability or growth of earnings; and

*   FINANCIAL PROFILE, which measures the financial health of the company.

Next, we examine the fundamentals of the higher-ranked securities. Using these insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. We attempt to keep those risks at levels that are similar to those of the S&P 600 Index. For example, if the S&P 600 Index has a 10% weighting in a particular sector, about 10% of the fund's assets will also normally be invested in that sector.

What other factors influenced the fund's performance?

Small-cap stocks began the reporting period on a down note, driven lower by a persistently weak economy, disappointing corporate earnings and further revelations of corporate scandals. After hitting their low point for the reporting period in early October, however, stocks temporarily rallied amid optimism that the U.S. economy and corporate earnings might gain strength later in the year or early in 2003.

Unfortunately, the stocks that gained the most during the fall rally were not the kinds of companies favored by the fund. While we focused on companies that, after extensive analysis, we considered fundamentally strong, the rally was concentrated in more speculative technology stocks, most of which we regarded as fundamentally unattractive, including many with no earnings. Apparently, investors were attracted to stocks that had been beaten down severely during the protracted bear market, regardless of business fundamentals.

In addition to lagging the benchmark in the technology sector, the fund received disappointing results from its investments in the producer goods area. For example, industrial metals producer OM Group was hurt by alleged issues involving its inventory accounting practices. Although we sold the stock after these problems were discovered, much of the damage had already been done to the stock' s price. Also diversified

                                                            The    Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

manufacturer Manitowoc saw its stock decline because of weakness in the domestic crane market and a prolonged strike at its shipbuilding unit.

On the other hand, the fund' s investments in the consumer cyclical area contributed positively to its performance. Consumer-oriented companies, such as Coach, Pacific Sunwear, K-Swiss and Brown Shoes, benefited from a number of factors, including improving customer demand, better inventory management and new product development. The fund also benefited from its participation in the initial public offering of Dick's Sporting Goods, a New York-based retail chain.

What is the fund's current strategy?

Our quantitative models continue to assign high rankings to a variety of companies that span the growth- and value-oriented investment styles and the five "super-sectors" of the small-cap marketplace. As always, we have attempted to invest in various industry groups in a way that reflects their representation in the fund's benchmark. In our view, this disciplined approach has enabled us to focus on finding what we believe are fundamentally strong, attractively priced stocks in today's otherwise uncertain investment climate.

March 17, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     ()PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A BROAD-BASED INDEX AND A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.


DISCUSSION OF  FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Mellon International Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund's Class M shares produced a total return of -15.80% while the fund's Investor shares produced a total return of -15.85% .(1) The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), produced a total return of -11.04% for the same period.(2)

We attribute the fund's and the market's generally negative returns to declining international stock markets in an uncertain global economic environment that was adversely affected by escalating geopolitical tensions and rising oil prices. The fund underperformed its benchmark, primarily because of its limited exposure to a number of companies in the MSCI EAFE Index that performed well during the reporting period, including several within the telecommunications group.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. The fund also invests primarily in companies that we consider to be value companies. The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund' s investment approach is value-oriented, research-driven and risk-averse. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

*    VALUE,  or  how  a  stock  is  priced  relative  to  traditional   business
     performance measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

* BUSINESS MOMENTUM, or the presence of a catalyst such as corporate restructuring or changes in management that may potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum, or falls
short    of    our    expectations.

What other factors influenced the fund's performance?

A confluence of generally negative factors resulted in an uncertain and volatile investment environment for the global equity markets during the reporting period. Growing geopolitical tensions, declining consumer confidence and mixed economic news took a toll on stock prices in most international markets. In addition, the fund's performance relative to its benchmark suffered because of its limited exposure to some of the MSCI EAFE Index's better-performing industry groups.

One of the better-performing areas where the fund had limited representation was the telecommunications group. We maintained generally light exposure to telecommunications stocks because we were concerned about the long-term earnings visibility of companies that had been hit particularly hard during the bear market. As a result, the fund was not invested in three key companies within this area -- Vodafone, FranceTelecom and Alcatel, a telecom equipment manufacturer -- which rebounded during the reporting period. Vodafone, the single largest holding in the MSCI EAFE Index, gained value because of improved earnings and renewed investor interest in the beaten-down telecommunications sector. In addition, weak performance in consumer stocks detracted from performance.

On the other hand, the fund scored successes with a number of individual holdings from a wide range of industry groups and countries. Automobile manufacturers in Japan, a basic materials provider, several utili-

                                                                     The Funds



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ties, integrated oil companies in Spain and Norway, and an Australian bank boosted the fund's returns. A beverage company with leading brands also posted solid results. In our view, strong returns from individual stocks across a variety of industry groups and geographic regions illustrate the benefits and importance of broad diversification.

What is the fund's current strategy?

While the investment environment has remained volatile, it becomes even more important to adhere to our disciplined approach of looking for undervalued companies that, in our view, enjoy strong business fundamentals.

As of the end of the reporting period, we are finding a number of what we believe to be attractive investment opportunities within the industrials, financials, materials and consumer discretionary groups. Our focus on these companies is not the result of a macroeconomic outlook, but is part of our strategy of evaluating potential investments one company at a time, based on their individual merits.

March 17, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.


DISCUSSION OF  FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Mellon Emerging Markets Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund's Class M shares produced a total return of -5.86% and the fund's Investor shares produced a total return of -5.76% .(1) In comparison, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, the fund's benchmark, provided a total return of -4.90% for the same period.(2)

We attribute the fund's and the market's generally negative returns to rising geopolitical tensions and ongoing economic uncertainty. What's more, rising commodity prices helped the emerging markets produce better returns, on average, than the developed markets during the reporting period.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

When choosing stocks, we use a value-oriented, research-driven approach. We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors:

* VALUE, or how a stock is priced relative to its intrinsic worth based on traditional value measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

* BUSINESS MOMENTUM, or the presence of catalysts expected to trigger price increases.

We typically sell a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund's performance?

Like their counterparts in the developed market countries, emerging market stocks were adversely affected during the reporting period by a number of economic and market factors, including generally disappointing economic growth and rising geopolitical tensions in the Middle East and on the Korean peninsula. However, stock prices in most emerging market countries generally declined less than their developed market counterparts. That's primarily because many emerging market countries have strengthened their domestic economies over the past several years, making them less vulnerable to the effects of global economic weakness on their exports. In addition, stock prices in many emerging markets were supported by investors moving toward the relative safety of commodity stocks. Because the emerging markets contain massive reserves of raw materials, including precious metals, base metals and oil and gas, their stock markets benefited from heightened investor demand for those commodities.

From a country allocation perspective, the fund's relatively heavy exposure to companies in India contributed the most to the fund's overall performance. In our view, India' s stocks were generally undervalued relative to other Asian markets. India is home to one of the world's largest middle class populations. There is a tremendous amount of pent-up demand driving economic growth. And, with a highly educated work force and low labor costs, the country has emerged as a major software development center for developed market companies. India also serves as a call center for many well-known companies, providing service and 24-hour help lines to customers worldwide.

In addition, our stock selection strategy contributed positively to the fund's returns. This was particularly true in South Africa, where some of the fund's best

                                                                 The Funds



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

performing stocks during the reporting period were based. South Africa has benefited recently from a strong demand for gold and precious metals. South African banks also posted strong returns with a rebound in the local currency, as did Tiger Brands, a food retailer.

What is the fund's current strategy?

As of the end of the reporting period, we have taken profits in some stocks that appreciated after posting relatively strong earnings. For example, we trimmed the fund' s holdings in certain materials stocks, because we believe that metal prices may already have peaked. In addition, we recently reduced the fund's exposure to select technology stocks, many of which enjoyed a strong rebound during the reporting period and have recently shown signs of stabilizing. Positions in China were reduced following recent rallies in auto manufacturers and base metal companies.

We generally redeployed those assets to companies that we believe are undervalued and well-positioned to benefit from a potential rebound in corporate spending and economic growth. For example, we recently established positions in companies in South Korea that have fallen to historically low valuations. We also continue to favor energy stocks in India, many of which should benefit from recent changes within India' s ruling party. In our view, new appointments to India' s cabinet should help accelerate the privatization process of many state-owned companies.

March 17, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     ()PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.


DISCUSSION OF  FUND PERFORMANCE

Gary Richardson and Lawrence R. Dunn,  Portfolio Managers

How did Mellon Balanced Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund's Class M shares produced a -3.09% total return and its Investor shares produced a -3.12% total return.(1) In comparison, the fund's benchmark, a blended index composed of 55% Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index") and 45% Lehman Brothers Aggregate Bond Index, produced a -1.88% total return for the same period.(2) Separately, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index produced total returns of -7.29% and 4.74%, respectively, for the same period.

The fund' s performance was the result of negative returns among stocks and positive returns among bonds. Stocks were hurt by weak economic growth and heightened international tensions. The same influences led to lower interest rates, which supported prices of most bonds. The fund produced lower returns than its benchmark, primarily because it generally avoided the more speculative technology and telecommunications stocks that rallied strongly during the fourth quarter of 2002.

What is the fund's investment approach?

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income-producing bonds and Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund. The fund normally allocates approximately 55% of its assets to equity investments and 45% to bonds and money market instruments. The fund may deviate from these targets by +/- 10%. The fund's investments in each of Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund are subject to a separate limit of 20% of the fund's total assets, as is the fund's investment in money market instruments.

With respect to the equity portion of the fund's portfolio, individual stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Our computer model identifies and ranks stocks within each industry or sector, based on a variety of criteria. A team of experienced analysts then examines the fundamentals of the higher-ranked candidates. Finally, the portfolio managers decide which stocks to purchase or sell. The equity portion of the fund's portfolio is structured so that its allocations of assets to economic sectors are similar to those of the S&P 500 Index.

With respect to the fixed-income portion of the fund's portfolio, the fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund' s average effective portfolio duration of bonds will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

What other factors influenced the fund's performance?

Strong performance of the fund's fixed-income component offset weak returns from its stock portfolio as investors continued to become more risk averse amid a
struggling   economy   and   the   rising   likelihood   of   war   with  Iraq.

In its stock portfolio, the fund emphasized companies that we believe featured attractive valuations and strong business fundamentals. However, a market rally in the fall of 2002 proved especially strong among beaten-down technology and telecommunications stocks with relatively weak fundamentals. Because the fund generally avoided such companies, returns from its stock portfolio lagged the
overall    market.

In addition, investors tended to sell stocks of companies in other industry groups at the first hint of business difficulties or earnings disappointments, which we

                                                                 The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

believe often punished the stocks to a disproportionate degree. As a result, the fund sustained significant declines in individual holdings in the health care, energy, retail and food industries. On the other hand, the fund's performance benefited when holdings in several industry groups produced better than expected earnings.

The fund' s fixed-income portfolio benefited when the Federal Reserve Board reduced short-term interest rates in November 2002. Because prices and yields tend to move in opposite directions, lower interest rates boosted prices of bonds that are more sensitive to changing interest rates, including U.S. Treasury and agency securities. Government-backed securities were also supported by heightened investor demand. In addition, the fund's corporate bonds rebounded from previously low levels as many issuers increasingly focused on improving their balance sheets.

What is the fund's current strategy?

We believe that market volatility is creating opportunities to buy shares of solid companies at what we believe are attractive prices. For example, the fund recently established a position in an attractively priced oil refinery that we believe is well-positioned to benefit from higher energy prices. However, because we believe that interest rates now have more room to rise than to fall, we have adopted a more cautious stance within the fund's fixed-income portfolio. In our view, these strategies are prudent in today's uncertain economic and geopolitical environments.

March 17, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.


DISCUSSION OF  FUND PERFORMANCE

John Poole, Portfolio Manager

How did Mellon Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund's Class M shares achieved a total return of 4.76% and its Investor shares achieved a total return of 4.64% .(1) In comparison, the Lehman Brothers Aggregate Bond Index (the " Index" ), the fund's benchmark, achieved a total return of 4.74% for the same period.(2)

We attribute the fund and market' s performance to a generally favorable environment for most bonds, including declining interest rates and the positive effects of corporations' efforts to repair their balance sheets. The fund's returns were roughly in line with that of its benchmark, reflecting a balance between a relatively conservative investment posture and successful sector allocation and security selection strategies.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund' s average effective portfolio duration will not exceed eight years.

What other factors influenced the fund's performance?

The fund was favorably affected by a number of economic and market forces during the reporting period. First, sluggish economic growth, new revelations of corporate scandals and heightened international tensions prompted the Federal Reserve Board to reduce short-term interest rates in early November 2002 by 50 basis points to 1.25% , a 41-year low. Because bond yields and prices move in opposite directions, lower interest rates led to price appreciation, especially among U.S. Treasury securities, which contributed positively to the fund's total returns.

In addition, despite the persistently weak economy, corporate bonds benefited during the reporting period from investors' perception of improving credit quality among issuers. That' s because many corporate bond issuers focused on reducing borrowing costs and improving their balance sheets during the reporting period. As a result, corporate bonds generally gained ground even as other corporate securities, namely stocks, continued to decline.

In this environment, we set the fund's weighted average maturity at points that were generally shorter than its benchmark, a conservative posture that held back returns somewhat. However, the fund benefited from its heavier exposure to corporate bonds than its benchmark had. While we focused primarily on issuers in financial-related industries early in the reporting period, we gradually moved to a more balanced mix, increasing the fund's holdings of bonds issued by utilities and industrial companies that we considered fundamentally sound. As a result, the fund's exposure to the latter two groups ended the reporting period at levels that were roughly in line with their representation in the benchmark.

We generally maintained less exposure to U.S. Treasury securities than the benchmark did because of their low yields and high prices when the reporting period began. Although this position limited the fund's participation in the continuing rally of this market sector, we made up for most of the lost ground by maintaining a relatively long weighted average maturity for the fund's U.S. Treasury holdings, enabling the fund to capture higher, existing yields for a longer time as yields declined.

Finally, we adopted a generally defensive strategy with regard to the fund's holdings of mortgage-backed securities issued by U.S. government agencies such as

                                                                 The Funds

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Ginnie Mae, Fannie Mae and Freddie Mac. Our strategy included a generally underweighted position in mortgages relative to the benchmark. In addition, we focused on 15-year mortgages, which offered most of the yield of 30-year securities but, in our view, were less vulnerable to prepayment and interest-rate risks. The fund' s mortgage-backed holdings also included collateralized mortgage obligations, which generally provided higher yields than conventional pass-through securities.

What is the fund's current strategy?

Because of ongoing economic uncertainty and the rising likelihood of war with Iraq, we are maintaining a generally conservative posture for the fund. This includes an effective average maturity and an effective average duration -- a measure of sensitivity to changing interest rates -- for the overall portfolio that are somewhat lower than those of the fund's benchmark. In addition, we have gradually moved the fund's sector allocations to positions that are closer to those of the fund's benchmark. Within the fund's corporate bond segment, we have continued to focus on issuers that we believe are able to withstand the effects of a generally weak economy. These strategies are designed to manage risks in today' s uncertain investment climate, which we believe is the prudent course until we see more convincing signs of economic recovery.

March 17, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.
     S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.


DISCUSSION OF  FUND PERFORMANCE

Lawrence R. Dunn, Portfolio Manager

How did Mellon Intermediate Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund's Class M shares achieved a total return of 4.49% and its Investor shares achieved a total return of 4.44% .(1) In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the "Index"), the fund's benchmark, achieved a total return of 4.97% for the same period.(2)

We attribute the fund' s and the market' s positive returns to a generally favorable environment for intermediate-term bonds, including sluggish economic growth and declining short-term interest rates. The fund's returns were slightly lower than that of its benchmark, however, primarily because of the fund's relatively short weighted average maturity.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund' s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose individual securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

What other factors influenced the fund's performance?

The fund and the bond market continued to be affected during the reporting period by a fragile economic recovery. Despite earlier expectations of a more robust rebound, the U.S. economy appeared in danger of stalling when the reporting period began. Rising unemployment, falling stock prices, anemic corporate spending and deteriorating consumer confidence were among the negative influences that held back renewed growth. Corporate scandals and escalating international tensions also contributed to the economic malaise. Citing these factors, in early November 2002 the Federal Reserve Board (the "Fed" ) implemented its only interest-rate reduction of 2002, lowering the federal funds rate by 50 basis points to 1.25% .

Lower interest rates benefit bonds that are more interest-rate sensitive, such as U.S. Treasury and agency securities. They are less beneficial to bonds that are more sensitive to changes in their issuers' credit quality, including most corporate bonds. Because the fund had greater exposure than its benchmark to U.S. Treasury and agency securities, and slightly less exposure to corporate bonds, its returns generally benefited from these trends.

However,  we  set  the  fund' s  weighted  average  maturity at points that were somewhat lower than the Index. This strategy was designed to give us the flexibility required to respond quickly to changing market forces if economic growth began to accelerate. However, the economy has so far failed to respond to the Fed' s accommodative monetary policy and the Bush administration' s stimulative fiscal policy, and the fund's relatively short positioning prevented it from participating fully in the reporting period's bond market rally, holding back its relative performance.

                                                                 The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In addition to its relatively heavy exposure to U.S. Treasury and agency securities and its modestly light exposure to corporate bonds, the fund held a small position in asset-backed securities during the reporting period. These securities, which are backed primarily by credit card receipts and automobile loans, offered attractive yields, in our view, and contributed positively to the fund's performance.

What is the fund's current strategy?

We believe that the bulk of the bond market's gains from lower interest rates are likely behind us. With yields of U.S. Treasury securities hovering near record-low levels, we believe they have little room to fall further, but plenty of room to rise when the economy gains strength. Conversely, we believe that corporate bonds continue to offer relatively attractive values at current prices. However, we do not expect interest rates to rise or corporate bonds to gain significantly until the economy improves. In light of the increasing possibility of war with Iraq, the timing of an economic improvement remains uncertain. Therefore, we intend to continue to maintain a relatively defensive strategy until we see more signs that the economy is on the mend. In our view, this is a prudent course in today's uncertain market environment.

March 17, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.


DISCUSSION OF  FUND PERFORMANCE

Lawrence R. Dunn, Portfolio Manager

How did Mellon Short-Term U.S. Government Securities Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund's Class M shares achieved a total return of 2.03% and its Investor shares achieved a total return of 1.82%.(1) In comparison, the Lehman Brothers 1-3 Year U.S. Government Index, the fund's benchmark, achieved a total return of 2.11% for the same period.(2)

We attribute the fund' s and the market' s positive returns to a generally favorable environment for bonds, including sluggish economic growth and declining short-term interest rates. The fund's returns were lower than that of its benchmark, however, primarily because of its defensive positioning, which included a relatively short weighted average maturity and light exposure to U.S. Treasury securities.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association ("Ginnie Mae") , the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation (" Freddie Mac" ), and collateralized mortgage obligations ("CMOs"), including stripped mortgage-backed securities. Generally, the fund' s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

What other factors influenced the fund's performance?

The fund continued to be affected during the reporting period by a fragile economic recovery. Despite earlier expectations of a more robust rebound, the U.S. economy appeared in danger of stalling when the reporting period began. Rising unemployment, falling stock prices, anemic corporate spending and deteriorating consumer confidence were among the negative influences that held back renewed growth. Corporate scandals and escalating international tensions also contributed to the economic malaise.

Citing these factors, in early November the Federal Reserve Board (the "Fed") implemented its only interest-rate reduction of 2002, lowering the federal funds rate by 50 basis points to 1.25%. Yields of high-quality bonds, especially U.S. Treasury securities, also fell. When bond yields decline, their prices tend to rise, producing capital appreciation that contributed positively to the fund's total return.

Many U.S. government agency securities were influenced before and during the reporting period by a surge in prepayments, as a record number of homeowners refinanced their mortgages. However, we believe that the prices of these securities already reflected most of the effects of prepayments by the time the reporting period began. Therefore, despite

                                                                 The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

some heightened volatility, prices of mortgage pass-through securities from U.S. government agencies remained relatively unchanged over the reporting period, and the fund benefited from the higher yields they provided relative to U.S. Treasury securities.

In hindsight, we may have moved too early to a relatively defensive posture, which we believed was appropriate after an extended period of interest-rate declines and in anticipation of a stronger economy. Because we believed that yields on U.S. Treasuries were unattractively low, we allocated a lower percentage of assets to them than the fund's benchmark did. However, Treasuries continued to perform well when interest rates fell further. In addition, we generally maintained the fund's weighted average maturity in the two-year range, which was shorter than that of its benchmark. As a result, the fund was unable to maintain higher, existing yields for as long as the benchmark did.

On the other hand, the fund's performance benefited from its relatively heavy exposure to U.S. government agency securities, enabling it to capture these securities' higher yields more effectively. The fund also benefited from a widening of the yield differences between securities at the short and long ends of the fund's maturity range.

What is the fund's current strategy?

We continue to believe that the bulk of the bond market's gains from capital appreciation are behind us. With yields of short-term U.S. Treasury securities hovering near record-low levels, we believe they have little room to fall further but plenty of room to rise when the U.S. economy gains strength. However, the timing of economic improvement remains uncertain, especially in light of recent geopolitical tensions. Accordingly, we continue to maintain a relatively defensive strategy. In our view, this is a prudent course in today's uncertain market environment.

March 17, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT BOND MARKET PERFORMANCE COMPOSED OF U.S. TREASURY AND AGENCY SECURITIES WITH MATURITIES OF 1-3 YEARS.


FUND PERFORMANCE

DISCUSSION OF  FUND PERFORMANCE

John F. Flahive, Portfolio Manager

How did Mellon National Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund's Class M shares achieved a total return of 2.50% and its Investor shares achieved a total return of 2.22%.(1) Between their inception on October 11, 2002 and February 28, 2003, the fund' s Dreyfus Premier shares achieved a total return of 0.70%. In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund's benchmark, achieved a total return of 3.49% for the reporting period ended
February 28, 2003.(2) In addition, the fund is reported in the Lipper Intermediate Municipal Debt Funds category. The average total return for all
funds   reported   in   the   category   was  2.80%  for  the  same  period.(3)

We attribute the fund's positive overall performance to declining interest rates and heightened investor demand during the reporting period. The fund's returns trailed its benchmark and, to a lesser extent, its Lipper category average, primarily because our conservative positioning limited the fund's participation in a rallying market.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

We use a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The   fund  was  positively  influenced  by  persistent  economic  weakness  and heightened risk aversion among many investors during the reporting period. Citing the adverse economic effects of corporate scandals and the threat of war, the Federal Reserve Board reduced short-term interest rates in November 2002 to 1.25%. Yields of newly issued intermediate-term municipal bonds declined in this environment, producing price appreciation among existing securities, which contributed positively to the fund's total returns.

However, the weak economic environment took a toll on the fiscal condition of many municipal issuers. Faced with lower revenues from state income taxes, sales taxes and capital gains taxes, many states and municipalities incurred budget deficits, which they attempted to bridge through spending reductions, tax hikes and greater debt issuance.

Because of the deteriorating fiscal condition of many issuers, we adopted a generally cautious posture. This included intensifying our focus on credit quality and maintaining relatively light exposure to lower-rated

                                                                 The Funds




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

corporate-backed bonds and relatively heavy exposure to bonds backed by the revenues of essential-services facilities, such as water and sewer plants. In an attempt to dampen volatility, we also focused on income-oriented bonds selling at par or at a slight premium. This focus on quality contributed positively to the fund' s performance during the reporting period, when highly rated bonds produced generally higher returns than lower-rated ones.

However, the benefits of our security selection strategy were partly offset by our attempts to reduce interest-rate risk. Because we believed that the bulk of interest-rate declines were behind us, we set the fund's weighted average maturity at points that were shorter than its Lipper category average. This defensive strategy worked against the fund by limiting its participation in the market rally when interest rates continued to decline.

What is the fund's current strategy?

Because of persistent fiscal pressures and the increasing likelihood of war with Iraq, we have continued to maintain a relatively cautious investment posture. In addition, we believe that the fund's focus on credit quality and its relatively short weighted average maturity should serve it well after the situation with Iraq is resolved and the potential for a more robust economic recovery increases.

March 17, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


DISCUSSION OF  FUND PERFORMANCE

M. Collette O'Brien and Timothy J. Sanville,  Portfolio Managers

How did Mellon National Short-Term Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund's Class M shares achieved a total return of 2.04% and its Investor shares achieved a total return of 1.90%.(1) In comparison, the Lehman Brothers 3-Year Municipal Bond Index (the " Index" ), the fund's benchmark, achieved a total return of 2.68% for the same period.(2) In addition, the fund is reported in the Lipper Short Municipal Debt Funds category. At the end of the reporting period, the average total return for all funds reported in the category was 1.60%.(3)

We attribute the municipal bond market's performance to the effects of declining interest rates. The fund produced lower returns than its benchmark, primarily because our conservative investment strategy led us to maintain higher cash levels than the Index for part of the reporting period. We are pleased that the fund' s returns exceeded its Lipper category average, primarily because its relatively long weighted average maturity during the first half of the reporting period enabled us to maintain higher, existing yields for a longer time when the
Federal   Reserve   Board   (the  "Fed" ) reduced  short-term  interest  rates.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund' s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality. We use a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The fund was influenced by persistent economic weakness, new revelations of corporate scandals and the intensifying threat of war, all of which were factors cited by the Fed when it reduced short-term interest rates in November 2002 by 50 basis points to 1.25%. Yields of short-term municipal securities declined in this environment, contributing to the fund's relatively modest total returns.

In addition, the weak economic environment took a toll on the fiscal condition of many municipal issuers. Faced with lower revenues from state income taxes, sales taxes and capital gains taxes, many states and municipalities faced budget deficits, which they attempted to bridge through spending reductions, tax hikes and greater debt issuance. Although a rising supply of new securities tends

                                                                 The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

to put upward pressure on yields, new issuance during the reporting period was easily absorbed by persistently robust demand from risk-averse investors.

Because of the deteriorating fiscal condition of many issuers, we intensified our focus on credit quality, generally emphasizing tax-exempt securities backed by the revenues of essential-services facilities, such as water and sewer plants. As a result, the fund's average credit rating stood in the double-A range during the reporting period, one notch below the top rating category

The greatest positive contributor to the fund' s total return was its long weighted average maturity compared to its peer group average during the first four months of the reporting period. This relatively long position benefited performance when the yield difference, or "spread," between bonds with one- and five-year maturities narrowed, producing attractive levels of capital appreciation for longer-dated securities.

What is the fund's current strategy?

As year-end 2002 approached, we became increasingly convinced that most interest-rate reductions were behind us. In addition, previously wide spreads had narrowed toward historical norms. Accordingly, we began to reduce the fund's weighted average maturity by raising its cash holdings to as much as 10% of the fund' s assets. By the end of the reporting period, the fund's average weighted maturity was roughly in line with its peer group average.

Although the fund' s more conservative posture has caused it to give up some yield recently, we believe that it is a prudent course in light of escalating hostilities in the Middle East, which we expect to lead to heightened market volatility. In addition, we believe that a neutral posture may benefit the fund when the hostilities end and the potential for an economic rebound increases.

March 17, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 3-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


DISCUSSION OF  FUND PERFORMANCE

John F. Flahive and M. Collette O'Brien,  Portfolio Managers

How did Mellon Pennsylvania Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund's Class M shares achieved a total return of 2.44% and its Investor shares achieved a total return of 2.31%.(1) In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund' s benchmark, achieved a total return of 3.49% for the same period.(2) In addition, the fund is reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category. At the end of the reporting period, the average total
return   for   all   funds   reported   in   the   category   was   2.75%  .(3)

We attribute the fund's positive overall performance to declining interest rates and heightened investor demand for a limited number of securities during the reporting period. The fund' s returns trailed its benchmark and, to a lesser extent, its Lipper category average, primarily because the fund's relatively short weighted average maturity limited its participation in a rallying market.

What is the fund's investment approach?

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

We use a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The   fund  was  positively  influenced  by  persistent  economic  weakness  and heightened risk aversion among many investors during the reporting period. Citing the adverse economic effects of corporate scandals and the threat of war, the Federal Reserve Board reduced short-term interest rates in November 2002 to 1.25%. Yields of newly issued intermediate-term municipal bonds declined in this environment, producing price appreciation among existing securities, which contributed positively to the fund's total returns.

However, the weak economic environment took a toll on the fiscal condition of many municipal issuers. Although Pennsylvania has fared better than many

                                                                  The Funds



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

other states, it was nonetheless faced with lower revenues from state income taxes, sales taxes and capital gains taxes. The state and its municipalities attempted to make up for lost revenue through spending reductions and slightly greater debt issuance.

Because of the generally deteriorating fiscal condition of many issuers, we adopted a generally cautious posture for the fund. This included intensifying our focus on credit quality and maintaining relatively light exposure to lower-rated corporate-backed bonds and relatively heavy exposure to bonds backed by the revenues of essential-services facilities, such as water and sewer plants. In an attempt to dampen volatility, we also focused on income-oriented bonds selling at par or at a slight premium. This focus on quality contributed positively to the fund's performance during the reporting period, when highly rated bonds generally produced higher returns than lower-rated ones.

However, the benefits of our security selection strategy were partly offset by our attempts to reduce interest-rate risk. Because we believed that the bulk of interest rate-declines were behind us, we set the fund's weighted average maturity at points that were shorter than its Lipper category average. This defensive strategy worked against the fund by limiting its participation in the market rally when interest rates continued to decline.

What is the fund's current strategy?

Because of persistent fiscal pressures and the increasing likelihood of war with Iraq, we have continued to maintain a relatively cautious investment posture. In addition, we believe that the fund's focus on credit quality and its relatively short weighted average maturity should serve it well after the situation with Iraq is resolved and the potential for a more robust economic recovery increases.

March 17, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


DISCUSSION OF  FUND PERFORMANCE

John F. Flahive, Portfolio Manager

How did Mellon Massachusetts Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund's Class M shares achieved a total return of 2.35%, its Investor shares achieved a total return of 2.14% and its Dreyfus Premier shares achieved a total return of 1.97%.(1) In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund's benchmark, achieved a total return of 3.49% for the same period.(2) In addition, the fund is reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category. At the end of the reporting period, the average total return for all funds reported in the category was 2.72% .(3)

We attribute the fund's positive overall performance to declining interest rates and heightened investor demand for high-quality, fixed-income securities during the reporting period. The fund's returns trailed its benchmark and, to a lesser extent, its Lipper category average, primarily because the fund's relatively short weighted average maturity limited its participation in a rallying market.

What is the fund's investment approach?

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

We use a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher-yielding securities. This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The   fund  was  positively  influenced  by  persistent  economic  weakness  and heightened risk aversion among many investors during the reporting period. Citing the adverse economic effects of corporate scandals and the threat of war, the Federal Reserve Board reduced short-term interest rates in November 2002 to 1.25% . Yields of newly issued, intermediate-term municipal bonds declined in this environment, producing price appreciation among existing securities, which contributed positively to the fund's total returns.

However, the weak economy took a toll on the fiscal condition of many municipal issuers, including Massachusetts. Faced with lower revenues from state income taxes, sales taxes and capital gains taxes, the state and its municipalities attempted to bridge their budget deficits through spending reductions, tax hikes and greater debt issuance.

                                                                 The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Because of the generally deteriorating fiscal condition of many Massachusetts issuers, we adopted a more cautious posture. This included intensifying our focus on credit quality and maintaining relatively light exposure to lower-rated corporate-backed bonds and relatively heavy exposure to bonds backed by the revenues of essential-services facilities, such as water and sewer plants. We also refrained from adding to the fund' s existing holdings of the state's unsecured general obligation bonds, preferring instead the debt of localities and institutions that we believe are well-positioned to weather the downturn. This focus on quality contributed positively to the fund's performance during the reporting period, when highly rated bonds generally produced higher returns than lower-rated ones.

However, the benefits of our security selection strategy were partly offset by our attempts to reduce interest-rate risk. Because we believed that the bulk of interest rate-declines were behind us, we set the fund's weighted average maturity at points that were shorter than its Lipper category average. This defensive strategy worked against the fund by limiting its participation in the market rally when interest rates continued to decline.

What is the fund's current strategy?

Because of persistent fiscal pressures in Massachusetts and the increasing likelihood of war with Iraq, we have continued to maintain a relatively cautious posture. In addition, we believe that the fund's focus on credit quality and its relatively short weighted average maturity should serve it well after the situation with Iraq is resolved and the potential for a more robust economic
recovery    increases.

March 17, 2003

(1) BEFORE THE FUND COMMENCED OPERATIONS (AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 6, 2002), SUBSTANTIALLY ALL OF THE ASSETS OF ANOTHER INVESTMENT COMPANY MANAGED BY THE DREYFUS CORPORATION, DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND (THE "PREMIER MASSACHUSETTS FUND"), WERE TRANSFERRED TO THE FUND IN A TAX-FREE REORGANIZATION. THE PERFORMANCE FIGURE FOR THE FUND'S CLASS M SHARES REPRESENTS THE PERFORMANCE OF THE PREMIER MASSACHUSETTS FUND'S CLASS R SHARES THROUGH SEPTEMBER 6, 2002 AND THE PERFORMANCE OF THE FUND'S CLASS M SHARES (KNOWN AS "MPAM" SHARES BEFORE DECEMBER16, 2002) THEREAFTER; THE PERFORMANCE FIGURE FOR THE FUND'S INVESTOR SHARES REPRESENTS THE PERFORMANCE OF THE PREMIER MASSACHUSETTS FUND'S CLASS A SHARES THROUGH SEPTEMBER 6, 2002 AND THE PERFORMANCE OF THE FUND'S INVESTOR SHARES THEREAFTER; AND THE PERFORMANCE FIGURE FOR THE FUND'S DREYFUS PREMIER SHARES REPRESENTS THE PERFORMANCE OF THE PREMIER MASSACHUSETTS FUND'S CLASS B SHARES THROUGH SEPTEMBER 6, 2002 AND THE PERFORMANCE OF THE FUND'S DREYFUS PREMIER SHARES THEREAFTER. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2007, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)

MELLON LARGE CAP STOCK FUND
--------------------------------------------------------------------------------

COMMON STOCKS--98.1%                                                                       Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.8%

Altria Group                                                                              268,510                      10,377,911

Anheuser-Busch Cos.                                                                       256,630                      11,933,295

                                                                                                                       22,311,206

CONSUMER CYCLICAL--9.4%

AutoZone                                                                                   96,840 (a)                   6,372,072

CVS                                                                                       142,600                       3,550,740

Cendant                                                                                   510,100 (a,b)                 6,279,331

Darden Restaurants                                                                        302,375                       5,385,299

Harley-Davidson                                                                           109,000                       4,315,310

Johnson Controls                                                                          109,830                       8,562,347

Kohl's                                                                                    166,490 (a)                   8,141,361

Lear                                                                                      104,120 (a)                   3,954,478

Lowe's Cos.                                                                               308,470                      12,122,871

Sears, Roebuck & Co.                                                                      158,520 (b)                   3,452,566

TJX Cos.                                                                                  403,300                       6,481,031

Target                                                                                    221,640                       6,349,986

Wal-Mart Stores                                                                           772,264                      37,115,008

Wendy's International                                                                     144,400                       3,657,652

                                                                                                                      115,740,052

CONSUMER STAPLES--6.7%

Coca-Cola                                                                                 385,700                      15,512,854

Fortune Brands                                                                            104,310                       4,572,950

Kimberly-Clark                                                                            132,710                       6,082,099

Kraft Foods, Cl. A                                                                        216,300                       6,404,643

Newell Rubbermaid                                                                         168,680                       4,756,776

Pepsi Bottling Group                                                                      139,900                       3,252,675

PepsiCo                                                                                   416,317                      15,953,267

Procter & Gamble                                                                          262,460                      21,484,976

Sara Lee                                                                                  240,500                       4,761,900

                                                                                                                       82,782,140

ENERGY RELATED--6.9%

Anadarko Petroleum                                                                        112,770                       5,196,442

ChevronTexaco                                                                             180,511                      11,583,391

ConocoPhillips                                                                            233,850                      11,856,195

Dominion Resources                                                                        174,900 (b)                   9,427,110

ENSCO International                                                                       138,100                       3,864,038

Exxon Mobil                                                                               707,170                      24,057,923

Halliburton                                                                               187,100                       3,790,646

Nabors Industries                                                                          82,400 (a)                   3,267,160

Noble                                                                                     168,900 (a)                   6,131,070

Valero Energy                                                                             145,400                       5,672,054

                                                                                                                       84,846,029

HEALTH CARE--14.7%

AmerisourceBergen                                                                         102,220 (b)                   5,622,100

Amgen                                                                                     363,070 (a)                  19,838,145

Baxter International                                                                      172,200                       4,888,758

Forest Laboratories                                                                        95,840 (a)                   4,772,832

Genzyme-General Division                                                                  198,000 (a)                   6,173,640

HCA                                                                                       128,700                       5,307,588

Johnson & Johnson                                                                         540,500                      28,349,225

King Pharmaceuticals                                                                      350,733 (a)                   5,874,778

Medtronic                                                                                 235,330                      10,519,251

Merck & Co.                                                                               172,900                       9,120,475

Novartis, ADR                                                                             102,400                       3,745,792

Pfizer                                                                                  1,220,200                      36,386,364

Pharmacia                                                                                 316,390                      13,073,235

Quest Diagnostics                                                                          50,780 (a)                   2,679,153

UnitedHealth Group                                                                        100,830                       8,358,807

Wyeth                                                                                     469,918                      16,564,610

                                                                                                                      181,274,753

INTEREST SENSITIVE--22.5%

Ambac Financial Group                                                                     126,819                       6,195,108

American International Group                                                              142,350                       7,016,431

Bank of America                                                                           495,410                      34,302,188

Bear Stearns Cos.                                                                          79,510 (b)                   4,980,506

Block (H&R)                                                                               116,300                       4,718,291

Capital One Financial                                                                     164,800                       5,103,856

Charter One Financial                                                                     322,983                       9,337,439

Citigroup                                                                                 593,029                      19,771,587

Fannie Mae                                                                                342,810                      21,974,121

Fifth Third Bancorp                                                                        44,190                       2,346,931

First Tennessee National                                                                   75,600                       2,887,164

Freddie Mac                                                                                77,710                       4,246,852

General Electric                                                                        1,114,516                      26,804,110

Goldman Sachs Group                                                                       165,630 (b)                  11,503,003

Hartford Financial Services Group                                                         151,436                       5,471,383

J.P. Morgan Chase & Co.                                                                   726,000                      16,465,680

John Hancock Financial Services                                                           212,120                       5,960,572

Lehman Brothers Holdings                                                                  123,970                       6,864,219

MBNA                                                                                      241,900                       3,350,315

Marshall & Ilsley                                                                          89,800                       2,385,986

Merrill Lynch                                                                             286,000                       9,746,880

North Fork Bancorporation                                                                  94,900                       3,059,576

Radian Group                                                                               77,800                       2,712,886

RenaissanceRe Holdings                                                                     44,100                       1,635,228

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MELLON LARGE CAP STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                   Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

SouthTrust                                                                                247,060                       6,668,149

Travelers Property Casualty, Cl. A                                                        639,475                      10,007,784

U.S. Bancorp                                                                              336,749                       7,044,789

Wachovia                                                                                  379,900                      13,478,852

Wells Fargo & Co.                                                                         387,080                      17,554,078

XL Capital, Cl. A                                                                          49,600                       3,518,624

                                                                                                                      277,112,588

PRODUCER GOODS--9.5%

Air Products & Chemicals                                                                  182,970                       7,091,917

American Standard Cos.                                                                     63,930 (a)                   4,379,844

Ball                                                                                       55,200                       2,941,056

Deere & Co.                                                                               154,600                       6,397,348

Freeport-McMoRan
    Copper & Gold, Cl. B                                                                  245,000 (a)                   4,169,900

ITT Industries                                                                             59,200                       3,328,816

Ingersoll-Rand, Cl. A                                                                     125,200                       4,939,140

International Paper                                                                       249,910                       8,754,347

Lockheed Martin                                                                           134,610                       6,154,369

Masco                                                                                     308,980                       5,679,052

Norfolk Southern                                                                          308,660                       5,883,060

Northrop Grumman                                                                           52,800 (b)                   4,577,760

PPG Industries                                                                            146,840                       6,813,376

Pentair                                                                                   115,400                       4,194,790

Stanley Works                                                                             144,500                       3,729,545

3M                                                                                        101,000                      12,662,370

Union Pacific                                                                             124,000                       6,843,560

United Parcel Service, Cl. B                                                              162,360                       9,342,194

United Technologies                                                                       147,970                       8,668,083

                                                                                                                      116,550,527

SERVICES--6.7%

AOL Time Warner                                                                           685,695 (a)                   7,762,067

Equifax                                                                                    82,100                       1,574,678

First Data                                                                                297,060                      10,293,129

Fox Entertainment Group, Cl. A                                                            260,540 (a)                   6,964,234

Gannett                                                                                    83,400                       6,018,978

McGraw-Hill Cos.                                                                          125,690                       7,068,806

Omnicom Group                                                                             176,454                       9,348,533

SERVICES (CONTINUED)

Tribune                                                                                   138,500                       6,211,725

Viacom, Cl. B                                                                             417,130 (a)                  15,488,037

Vodafone Group, ADR                                                                       262,200                       4,745,820

Walt Disney                                                                               431,700                       7,364,802

                                                                                                                       82,840,809

TECHNOLOGY--15.2%

Adobe Systems                                                                             175,000                       4,812,500

Cisco Systems                                                                           1,198,224 (a)                  16,751,172

Danaher                                                                                    82,200                       5,344,644

Dell Computer                                                                             622,322 (a)                  16,777,801

Intel                                                                                     582,088                      10,041,018

International Business Machines                                                           296,730                      23,130,104

Intuit                                                                                    184,820 (a)                   8,782,646

KLA-Tencor                                                                                161,600 (a)                   5,777,200

Lexmark International                                                                     130,650 (a)                   8,153,866

Linear Technology                                                                         201,740                       6,187,366

Maxim Integrated Products                                                                 148,238                       5,120,141

Microchip Technology                                                                      158,400                       4,031,280

Microsoft                                                                               1,927,616                      45,684,499

Nokia, ADR                                                                                133,530                       1,766,602

Oracle                                                                                    330,300 (a)                   3,950,388

QUALCOMM                                                                                  209,200                       7,234,136

QLogic                                                                                    121,100 (a)                   4,288,151

Texas Instruments                                                                         506,700                       8,487,225

                                                                                                                      186,320,739

UTILITIES--4.7%

AT&T                                                                                      354,300                       6,568,722

BellSouth                                                                                 482,780                      10,461,843

DTE Energy                                                                                 82,900                       3,435,376

Entergy                                                                                   136,000                       6,194,800

Exelon                                                                                    203,090                       9,981,873

PPL                                                                                       166,090                       5,841,385

SBC Communications                                                                        499,529                      10,390,203

Telefonos de Mexico, Cl. L, ADR                                                           178,040                       5,175,623

                                                                                                                       58,049,825

TOTAL COMMON STOCKS

    (cost $1,091,212,336)                                                                                           1,207,828,668



MELLON LARGE CAP STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

                                                                                        Principal

SHORT-TERM INVESTMENTS--2.3%                                                           Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Salomon Smith Barney, Tri-Party

  Repurchase Agreement, 1.35%,

  dated 2/28/2003, due 3/3/2003,

  in the amount of $28,743,233

  (fully collateralized by $27,715,000

  Federal Home Loan Mortgage Corp.,

  Notes, 5%, 5/15/2004,

  value $29,315,363)

    (cost $28,740,000)                                                                 28,740,000                      28,740,000

INVESTMENT OF CASH COLLATERAL
 FOR SECURITIES LOANED--.9%                                                                Shares                       Value ($)
--------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund

    (cost $10,613,818)                                                                 10,613,818                      10,613,818
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $1,130,566,154)                                                                  101.3%                   1,247,182,486

LIABILITIES, LESS CASH AND RECEIVABLES                                                     (1.3%)                    (15,513,808)

NET ASSETS                                                                                 100.0%                   1,231,668,678

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE TOTAL
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $10,386,533 AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $10,613,818.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)

MELLON INCOME STOCK FUND
--------------------------------------------------------------------------------

COMMON STOCKS--99.1%                                                                       Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--2.2%

Altria Group                                                                               76,930                      2,973,345

Anheuser-Busch Cos.                                                                        64,860                      3,015,990

                                                                                                                       5,989,335

CONSUMER CYCLICAL--9.7%

Darden Restaurants                                                                         67,630                       1,204,490

Eastman Kodak                                                                              40,000 (a)                   1,184,000

Johnson Controls                                                                           27,430                       2,138,443

Kohl's                                                                                     29,300 (b)                   1,432,770

Lowe's Cos.                                                                                73,624                       2,893,423

May Department Stores                                                                      41,690 (a)                     817,958

Sears, Roebuck & Co.                                                                       44,680                         973,131

Starwood Hotels & Resorts Worldwide                                                        31,900                         721,259

TJX Cos.                                                                                  102,500                       1,647,175

Target                                                                                     75,326                       2,158,090

Wal-Mart Stores                                                                           202,507                       9,732,486

Wendy's International                                                                      41,700                       1,056,261

                                                                                                                       25,959,486

CONSUMER STAPLES--8.1%

Archer-Daniels-Midland                                                                     81,250                         885,625

Avon Products                                                                              32,050                       1,666,600

Coca-Cola                                                                                  87,200                       3,507,184

General Mills                                                                              36,598                       1,568,956

J.M. Smucker                                                                                1,829                          62,643

Kimberly-Clark                                                                             34,010                       1,558,678

Newell Rubbermaid                                                                          41,290                       1,164,378

PepsiCo                                                                                   131,682                       5,046,054

Procter & Gamble                                                                           62,290                       5,099,060

Sara Lee                                                                                   53,500                       1,059,300

                                                                                                                       21,618,478

ENERGY RELATED--8.9%

ChevronTexaco                                                                             109,788                       7,045,096

ConocoPhillips                                                                             70,020                       3,550,014

Dominion Resources                                                                         19,100                       1,029,490

Exxon Mobil                                                                               251,086                       8,541,945

Kerr-McGee                                                                                 56,600                       2,334,184

Royal Dutch Petroleum, ADR                                                                 36,431                       1,445,218

                                                                                                                       23,945,947

HEALTH CARE--13.8%

Eli Lilly & Co.                                                                            32,050                       1,812,748

HCA                                                                                        35,500                       1,464,020

Johnson & Johnson                                                                         121,600                       6,377,920

HEALTH CARE (CONTINUED)

Medtronic                                                                                  69,272                       3,096,458

Merck & Co.                                                                                39,400                       2,078,350

Novartis, ADR                                                                              65,970                       2,413,183

Pfizer                                                                                    327,642                       9,770,284

Pharmacia                                                                                 141,940                       5,864,961

Wyeth                                                                                     116,499                       4,106,590

                                                                                                                       36,984,514

INTEREST SENSITIVE--23.5%

American National Insurance                                                                32,855                       2,572,218

Bank of America                                                                           155,200                      10,746,048

Bear Stearns Cos.                                                                          17,800                       1,114,992

Block (H&R)                                                                                80,550                       3,267,913

Charter One Financial                                                                     111,601                       3,226,385

Chubb                                                                                      25,000                       1,195,500

Citigroup                                                                                 180,615                       6,021,704

Federal National
    Mortgage Association                                                                   94,026                       6,027,067

FleetBoston Financial                                                                      91,129                       2,238,128

Hartford Financial Services Group                                                          68,060                       2,459,008

Jefferson-Pilot                                                                            23,840                         898,768

JPMorgan Chase Bank                                                                       129,100                       2,927,988

Lehman Brothers Holdings                                                                   34,526                       1,911,705

Lincoln National                                                                           23,840                         675,387

Merrill Lynch                                                                              44,200                       1,506,336

Simon Property Group                                                                       29,120                       1,008,717

SouthTrust                                                                                 72,310                       1,951,647

Travelers Property Casualty, Cl. A                                                              1                              16

U.S. Bancorp                                                                              162,876                       3,407,366

Wachovia                                                                                  123,580                       4,384,618

Wells Fargo                                                                               104,080                       4,720,028

XL Capital, Cl. A                                                                          12,900                         915,126

                                                                                                                       63,176,665

PRODUCER GOODS & SERVICES--11.9%

Air Products & Chemicals                                                                    44,090                       1,708,928

Ashland                                                                                     27,830                         773,952

Caterpillar                                                                                 32,030                       1,505,410

Deere & Co.                                                                                 32,400                       1,340,712

Emerson Electric                                                                            24,675                       1,161,452

General Electric                                                                           319,032                       7,672,720

ITT Industries                                                                              13,600                         764,728

International Paper                                                                         57,870                       2,027,186



MELLON INCOME STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                   Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Lockheed Martin                                                                             53,940                       2,466,137

Masco                                                                                       54,260                         997,299

Norfolk Southern                                                                            42,390                         807,953

Northrop Grumman                                                                            13,700                       1,187,790

PPG Industries                                                                              29,120                       1,351,168

3M                                                                                          17,600                       2,206,512

Union Pacific                                                                               28,700                       1,583,953

United Parcel Service, Cl. B                                                                38,930                       2,240,032

United Technologies                                                                         38,108                       2,232,367

                                                                                                                        32,028,299

SERVICES--4.6%

AOL Time Warner                                                                           165,762 (b)                   1,876,426

Disney (Walt)                                                                             134,700                       2,297,982

Gannett                                                                                    19,600                       1,414,532

McGraw-Hill Cos.                                                                           54,937                       3,089,657

Omnicom Group                                                                              42,706                       2,262,564

Tribune                                                                                    31,000                       1,390,350

                                                                                                                       12,331,511

TECHNOLOGY--9.1%

Altera                                                                                     32,620 (b)                     408,729

Analog Devices                                                                             37,300 (b)                   1,087,668

Cisco Systems                                                                             217,740 (b)                   3,044,005

Danaher                                                                                    18,500                       1,202,870

Harris                                                                                     40,500                       1,213,380

Hewlett-Packard                                                                            83,170                       1,318,244

Intel                                                                                     141,136                       2,434,596

International
    Business Machines                                                                      80,066                       6,241,145

Intuit                                                                                     29,220 (b)                   1,388,534

Linear Technology                                                                          51,430                       1,577,358

Motorola                                                                                   62,700                         527,934

Pitney Bowes                                                                               63,763                       1,979,204

Texas Instruments                                                                         113,000                       1,892,750

                                                                                                                       24,316,417

UTILITIES--7.3%

AT&T                                                                                        63,700                      1,180,998

BellSouth                                                                                   56,167                      1,217,139

Exelon                                                                                      61,110                       3,003,556

PPL                                                                                         89,320                       3,141,384

SBC Communications                                                                         232,225                       4,830,280

Southern                                                                                    73,500                       2,073,435

Telefonos de Mexico, ADR                                                                    43,830                       1,274,138

Verizon Communications                                                                      82,901                       2,866,717

                                                                                                                        19,587,647

TOTAL COMMON STOCKS

    (cost $238,004,302)                                                                                               265,938,299


                                                                                        Principal
SHORT-TERM INVESTMENTS--1.0%                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Salomon Smith Barney,

  Tri-Party Repurchase Agreement,

  1.35% dated 2/28/2003 due

  3/3/2003, in the amount of

  $2,750,811.49 (fully collateralized

  by 2,693,000 Federal Home Loan

  Mortgage Corp., Notes, 6%,

  10/3/2017, value $2,805,828)

    (cost $2,750,000)                                                                   2,750,000                       2,750,000


INVESTMENT OF CASH COLLATERAL

  FOR SECURITIES LOANED--.4%                                                               Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund

    (cost $1,098,914)                                                                   1,098,914                       1,098,914
                                                                                                                                   -

TOTAL INVESTMENTS

    (cost $241,853,216)                                                                    100.5%                     269,787,213

LIABILITIES, LESS CASH
    AND RECEIVABLES                                                                         (.5%)                     (1,466,965)

NET ASSETS                                                                                 100.0%                     268,320,248

(A)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $1,064,982  AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $1,098,914.

(B)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)

MELLON MID CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--95.3%                                                                       Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.8%

Constellation Brands, Cl. A                                                               316,020 (a)                   7,783,573

CONSUMER CYCLICAL--11.9%

Abercrombie & Fitch, Cl. A                                                                183,500 (a)                   5,046,250

BorgWarner                                                                                108,070                       5,643,415

Brinker International                                                                     159,140 (a)                   4,411,361

CDW Computer Centers                                                                      153,470 (a)                   6,700,500

Chico's FAS                                                                               377,850 (a)                   6,827,750

Coach                                                                                     119,400 (a)                   4,266,162

Darden Restaurants                                                                        260,730                       4,643,601

Ethan Allen Interiors                                                                     213,550                       6,207,898

Family Dollar Stores                                                                      177,580                       5,011,308

GTECH                                                                                     193,800 (a)                   5,639,580

Genuine Parts                                                                             144,300                       4,155,840

Jones Apparel Group                                                                       119,320 (a)                   3,383,915

Lear                                                                                      152,300 (a)                   5,784,354

Liz Claiborne                                                                             184,440                       5,201,208

Michaels Stores                                                                           204,990 (a)                   4,817,265

Mohawk Industries                                                                         125,760 (a)                   6,210,029

Park Place Entertainment                                                                  581,000 (a)                   4,183,200

Pep Boys--Manny, Moe & Jack                                                               465,620                       4,204,549

Pier 1 Imports                                                                            304,500                       4,862,865

Wendy's International                                                                      85,600                       2,168,248

Williams-Sonoma                                                                           319,200 (a)                   7,430,976

Winnebago Industries                                                                       71,400                       2,095,590

                                                                                                                      108,895,864

CONSUMER STAPLES--3.8%

Bunge                                                                                     202,600                       5,247,340

Dean Foods                                                                                265,344 (a)                  11,189,556

Dole Food                                                                                 190,200                       6,238,560

McCormick & Co.                                                                           403,800                       9,339,894

SUPERVALU                                                                                 171,100                       2,381,712

                                                                                                                       34,397,062

ENERGY--10.6%

Equitable Resources                                                                       144,170                       5,233,371

Murphy Oil                                                                                215,600                       9,277,268

Nabors Industries                                                                         143,900 (a)                   5,705,635

Newfield Exploration                                                                      182,780 (a)                   6,232,798

NiSource                                                                                  292,270                       4,951,054

ENERGY (CONTINUED)

Noble                                                                                     170,410 (a)                   6,185,883

ONEOK                                                                                     306,400                       5,279,272

Ocean Energy                                                                              440,170                       8,834,212

Precision Drilling                                                                        159,280 (a)                   5,773,900

Smith International                                                                       291,700 (a)                  10,168,662

Tidewater                                                                                 189,960                       5,816,575

Valero Energy                                                                             239,553                       9,344,962

Varco International                                                                       291,100 (a)                   5,519,256

XTO Energy                                                                                348,600                       8,788,206

                                                                                                                       97,111,054

HEALTH CARE--11.6%

AmerisourceBergen                                                                          62,040                       3,412,200

Andrx                                                                                     175,200 (a)                   2,041,080

Biovail                                                                                    80,500 (a)                   2,994,600

Caremark Rx                                                                               508,890 (a)                   8,885,219

DENTSPLY International                                                                    178,700                       6,233,056

First Health Group                                                                        360,070 (a)                   8,681,288

Genzyme                                                                                   160,600 (a)                   5,007,508

Gilead Sciences                                                                           315,100 (a)                  10,713,400

Health Net                                                                                243,400 (a)                   6,111,774

Henry Schein                                                                              107,500 (a)                   4,300,000

IDEC Pharmaceuticals                                                                      207,140 (a,b)                 5,955,275

Lincare Holdings                                                                          272,420 (a,b)                 8,145,358

Mylan Laboratories                                                                        241,200                       6,886,260

STERIS                                                                                    283,290 (a)                   7,153,073

Shire Pharmaceuticals, ADR                                                                246,410 (a)                   3,876,276

Triad Hospitals                                                                           277,670 (a)                   7,216,643

Varian Medical Systems                                                                    159,000 (a)                   8,037,450

                                                                                                                      105,650,460

INTEREST SENSITIVE--18.9%

Affiliated Managers Group                                                                 101,300 (a)                   4,296,133

Allied Capital                                                                            275,900 (b)                   5,531,795

Associated Banc-Corp                                                                      179,439                       6,206,795

Banknorth Group                                                                           393,040                       8,906,286

CIT Group                                                                                 228,300                       3,919,911

Chicago Mercantile Exchange                                                                60,000                       2,583,000

City National                                                                             221,530                      10,314,437

Compass Bancshares                                                                        168,200                       5,352,124



MELLON MID CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Fidelity National Financial                                                               226,200                       7,426,146

First Tennessee National                                                                  223,070 (b)                   8,519,043

General Growth Properties                                                                  79,300                       4,145,011

GreenPoint Financial                                                                      230,120                       9,775,498

Hospitality Properties Trust                                                              169,900                       5,192,144

JDN Realty                                                                                421,700                       5,073,051

Legg Mason                                                                                124,330                       6,120,766

M&T Bank                                                                                  142,320                      11,246,126

Mercantile Bankshares                                                                     157,400                       5,808,060

National Commerce Financial                                                               279,400                       6,783,832

Old Republic International                                                                330,760                       9,029,748

Protective Life                                                                           195,100                       5,291,112

Providian Financial                                                                       828,100 (a)                   5,051,410

Radian Group                                                                              245,046                       8,544,754

RenaissanceRe                                                                             213,200                       7,905,456

SAFECO                                                                                    126,200                       4,149,456

TCF Financial                                                                             258,010                      10,820,940

Washington Federal                                                                        217,701                       4,832,962

                                                                                                                      172,825,996

INTERNET RELATED--.4%

E*TRADE                                                                                   769,480 (a)                   3,231,816

PRODUCER GOODS & SERVICES--12.1%

AGCO                                                                                      372,600 (a)                   6,051,024

Airgas                                                                                    246,700 (a)                   4,317,250

Alliant Techsystems                                                                        46,200 (a)                   2,231,460

American Power Conversion                                                                 314,300 (a)                   4,915,652

Ashland                                                                                   210,300                       5,848,443

C.H. Robinson Worldwide                                                                   159,100                       4,885,961

CNF                                                                                       198,810                       5,719,764

Clayton Homes                                                                             439,490 (b)                   4,948,657

Cooper Industries, Cl. A                                                                  159,600                       6,040,860

D.R. Horton                                                                               203,805                       3,731,670

Freeport-McMoRan Copper & Gold                                                            272,600 (a)                   4,639,652

ITT Industries                                                                             52,440                       2,948,701

Kansas City Southern                                                                      432,200 (a)                   5,251,230

Lennar                                                                                     98,600                       5,323,414

Lyondell Chemical                                                                         462,110 (b)                   5,503,730

Packaging Corporation of America                                                          250,400 (a)                   4,319,400

PRODUCER GOODS & SERVICES (CONTINUED)

Pentair                                                                                   153,330                       5,573,545

Plum Creek Timber Co.                                                                     233,320                       5,063,044

RPM International                                                                         410,700                       4,107,000

Rockwell Collins                                                                          129,400                       2,542,710

Stanley Works                                                                             210,000                       5,420,100

Swift Transportation                                                                      350,800 (a)                   5,605,784

Valspar                                                                                   144,920                       5,933,025

                                                                                                                      110,922,076

SERVICES--9.9%

Affiliated Computer Services, Cl. A                                                       189,210 (a,b)                 8,482,284

Belo, Cl. A                                                                               260,700                       5,618,085

ChoicePoint                                                                               159,400 (a)                   5,379,750

DST Systems                                                                               171,700 (a)                   4,811,034

DeVry                                                                                     267,400 (a)                   4,567,192

Equifax                                                                                   222,700                       4,271,386

Hispanic Broadcasting                                                                     231,820 (a)                   4,877,493

Knight-Ridder                                                                              94,430                       6,025,578

Rent-A-Center                                                                             110,200 (a)                   5,504,490

Republic Services                                                                         421,120 (a)                   8,030,758

Ryder System                                                                              207,350                       4,704,772

Scripps (E.W.), Cl. A                                                                      60,410                       4,838,841

Telephone and Data Systems                                                                 93,720                       3,755,360

Viad                                                                                      214,980                       4,493,082

Washington Post, Cl. B                                                                     13,000                       9,275,500

Westwood One                                                                              185,280 (a)                   6,173,530

                                                                                                                       90,809,135

TECHNOLOGY--11.7%

Activision                                                                                200,300 (a)                   2,984,470

Advanced Fibre
    Communications                                                                        333,700 (a)                   5,322,515

Diebold                                                                                   138,960                       5,052,586

Fairchild Semiconductor, Cl. A                                                            257,700 (a)                   3,133,632

Harris                                                                                    223,200                       6,687,072

IKON Office Solutions                                                                     589,000                       4,128,890

International Rectifier                                                                   160,800 (a)                   3,593,880

Intersil, Cl. A                                                                           419,900 (a)                   6,571,435

L-3 Communications                                                                        115,560 (a,b)                 4,174,027

Microchip Technology                                                                      411,890                      10,482,601

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MELLON MID CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                          Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Network Associates                                 324,810 (a)         4,807,188

QLogic                                             146,300 (a)         5,180,483

Reynolds and Reynolds, Cl. A                       254,980             6,234,261

SPX                                                163,780 (a)         5,958,316

Seagate Technology                                 462,400             4,286,448

Storage Technology                                 232,100 (a)         5,368,473

Sybase                                             456,890 (a)         6,711,714

Symantec                                           268,850 (a,b)      10,888,425

Synopsys                                           122,700 (a)         5,003,706

                                                                     106,570,122

UTILITIES--3.6%

Ameren                                              168,450          6,567,866

Energy East                                         303,760          5,716,763

Pepco Holdings                                      281,600          5,054,720

Puget Energy                                        252,900          5,118,696

TECO Energy                                         402,730          4,462,248

Wisconsin Energy                                    273,890          6,258,387

                                                                    33,178,680

TOTAL COMMON STOCKS

    (cost $868,079,486)                                            871,375,838
                                                 Principal
SHORT-TERM INVESTMENTS--5.0%                       Amount ($)        Value ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT;

  Salomon Smith Barney,

  Tri-Party Repurchase Agreement,

  1.35% dated 2/28/2003,

  due 3/3/2003 in the amount of

  $46,225,200 (fully collateralized

  by $46,460,000 Federal Home

  Loan Bank Bonds, 2.125%,

  12/15/2004, value $47,144,761)

    (cost $46,220,000)                         46,220,000         46,220,000


INVESTMENT OF CASH COLLATERAL

  FOR SECURITIES LOANED--3.1%                     Shares            Value ($)

------------------------------------------------------------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund

    (cost $28,358,856)                         28,358,856         28,358,856


TOTAL INVESTMENTS
    (cost $942,658,342)                            103.4%        945,954,694

LIABILITIES, LESS CASH
    AND RECEIVABLES                                (3.4%)        (31,375,182)

NET ASSETS                                        100.0%         914,579,512

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE TOTAL
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $26,768,937 AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $28,358,856.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)

MELLON SMALL CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--95.2%                                                                      Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.1%

Standard Commercial                                                                       32,496                         545,933

CONSUMER CYCLICAL--16.5%

Albany International, Cl. A                                                                48,200                       1,067,148

American Eagle Outfitters                                                                  66,300 (a)                     959,361

AnnTaylor Stores                                                                          120,100 (a)                   2,329,940

Blyth                                                                                      50,800                       1,262,380

Brown Shoe                                                                                 61,000                       1,655,540

Burlington Coat Factory Warehouse                                                         134,600                       2,113,220

CBRL Group                                                                                 35,640                         951,588

Cheesecake Factory (The)                                                                   30,050 (a)                     889,179

Chico's FAS                                                                                80,000 (a)                   1,445,600

Claire's Stores                                                                            71,500                       1,631,630

Dick's Sporting Goods                                                                      89,000                       2,081,710

Federal Signal                                                                             68,500                         985,030

Furniture Brands International                                                             53,690 (a)                     977,695

Gymboree                                                                                   64,700 (a)                     833,336

HON INDUSTRIES                                                                             71,980                       1,929,784

Harman International                                                                       47,280                       3,003,698

Hot Topic                                                                                  76,070 (a)                   1,681,147

K-Swiss, Cl. A                                                                             91,900                       2,229,494

Leapfrog Enterprises                                                                       48,900 (a)                   1,105,629

Linens 'n Things                                                                          106,970 (a)                   2,481,704

Mesa Air Group                                                                            349,580 (a)                   1,310,925

NBTY                                                                                      102,900 (a)                   1,839,852

Oshkosh Truck                                                                              40,170                       2,454,387

P.F. Chang's China Bistro                                                                  42,600 (a)                   1,410,912

Pacific Sunwear of California                                                             113,160 (a)                   2,004,064

Payless ShoeSource                                                                         19,490 (a)                     908,429

Pep Boys--Manny, Moe & Jack                                                               173,290                       1,564,809

Pier 1 Imports                                                                            105,820                       1,689,945

Polaris Industries                                                                         49,950 (b)                   2,417,580

Ruby Tuesday                                                                              184,020                       3,428,293

Ryan's Family Steak Houses                                                                150,560 (a)                   1,555,285

Select Comfort                                                                             48,500 (a)                     506,825

ShopKo Stores                                                                             122,300 (a)                   1,339,185

Shuffle Master                                                                             52,500 (a)                   1,026,375

SkyWest                                                                                   116,600                       1,043,570

Sonic                                                                                      96,000 (a)                   2,161,920

TBC                                                                                       122,100 (a)                   1,601,952

Too                                                                                        99,350 (a)                   1,515,087

Zale                                                                                       74,220 (a)                   2,274,843

                                                                                                                       63,669,051

CONSUMER STAPLES--2.7%

American Italian Pasta, Cl. A                                                              62,630 (a)                   2,599,771

Church & Dwight                                                                            37,510                       1,117,798

CONSUMER STAPLES (CONTINUED)

International Multifoods                                                                   84,900 (a)                   1,672,530

Libbey                                                                                     55,070                       1,379,504

Playtex Products                                                                          123,300 (a)                     974,070

Ralcorp                                                                                    50,800 (a)                   1,297,940

United Natural Foods                                                                       55,000 (a)                   1,266,650

                                                                                                                       10,308,263

ENERGY--8.0%

AGL Resources                                                                              80,350                       1,779,753

Energen                                                                                    86,800                       2,640,456

Frontier Oil                                                                              119,120                       1,947,612

Headwaters                                                                                109,900 (a)                   1,540,798

Holly                                                                                      81,140                       1,805,365

New Jersey Resources                                                                       66,945                       2,146,926

Newfield Exploration                                                                      107,570 (a)                   3,668,137

ONEOK                                                                                      70,360                       1,212,303

Oil States International                                                                  137,800 (a)                   1,570,920

Patina Oil & Gas                                                                           72,500                       2,412,800

Remington Oil & Gas                                                                       128,170 (a)                   2,418,568

Southern Union                                                                             35,800 (a)                     471,844

Stone Energy                                                                               85,700 (a)                   2,935,225

Unit                                                                                      116,100 (a)                   2,445,066

Universal Compression                                                                      54,960 (a)                     976,639

W-H Energy Services                                                                        66,700 (a)                   1,167,250

                                                                                                                       31,139,662

HEALTH CARE--10.8%

Accredo Health                                                                             33,550 (a)                     796,812

Advanced Medical Optics                                                                    77,600 (a)                     896,280

American Medical Security Group                                                            55,805 (a)                     722,117

CONMED                                                                                     83,200 (a)                   1,264,640

Cephalon                                                                                   68,800 (a)                   3,312,720

Cobalt                                                                                     59,179 (a)                     784,122

Cooper Cos.                                                                               117,280                       3,406,984

Coventry Health Care                                                                       48,470 (a)                   1,373,155

Diagnostic Products                                                                        33,090                       1,122,082

IDEXX Laboratories                                                                         93,730 (a)                   3,417,396

La Jolla Pharmaceutical                                                                   357,300 (a)                     464,490

Medicines                                                                                  45,600 (a)                     863,664

Medicis Pharmaceutical, Cl. A                                                              34,050 (a)                   1,586,730

Merit Medical Systems                                                                      88,700 (a)                   1,527,414

Mid Atlantic Medical Services                                                             117,900 (a)                   4,214,925

Owens & Minor                                                                             111,280                       1,813,864

Pediatrix Medical Group                                                                    83,200 (a)                   2,350,400

Priority Healthcare, Cl. B                                                                112,000 (a)                   2,533,440

Regeneron Pharmaceuticals                                                                  96,900 (a)                   1,777,146

                                                                                                                 The Funds


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MELLON SMALL CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Respironics                                                                                73,010 (a)                   2,266,961

Taro Pharmaceutical Industries                                                             28,070 (a)                   1,030,730

US Oncology                                                                               328,200 (a)                   2,563,242

Wright Medical Group                                                                       93,900 (a)                   1,531,509

                                                                                                                       41,620,823

INTEREST SENSITIVE--13.2%

American Capital Strategies                                                                53,540 (b)                   1,322,438

Anchor BanCorp Wisconsin                                                                  124,400                       2,765,412

Arch Capital Group                                                                         45,600 (a)                   1,425,456

BlackRock                                                                                  38,890 (a)                   1,617,824

CBL & Associates Properties                                                                27,100                       1,079,935

Cash America International                                                                164,000                       1,462,880

Commercial Federal                                                                        126,000                       2,806,020

Community First Bankshares                                                                 52,900                       1,311,391

Cullen/Frost Bankers                                                                       66,490                       2,071,828

Dime Community Bancshares                                                                  94,865                       2,035,803

East West Bancorp                                                                          74,230                       2,468,147

Federal Agricultural Mortgage, Cl. C                                                       52,100 (a,b)                 1,253,005

First American                                                                             66,900                       1,545,390

First Midwest Bancorp                                                                     105,700                       2,760,884

Friedman, Billings, Ramsey Group                                                          205,200 (a)                   1,820,124

Hudson United Bancorp                                                                      78,100                       2,463,274

IPC Holdings                                                                               52,240                       1,475,780

Jefferies Group                                                                            52,400                       1,935,656

Provident Bankshares                                                                      141,300                       3,354,321

SL Green Realty                                                                            48,600                       1,431,270

Sandy Spring Bancorp                                                                       30,100                         974,036

Shurgard Storage Centers                                                                   43,000                       1,263,770

South Financial Group                                                                     116,900                       2,356,704

Staten Island Bancorp                                                                     126,570                       1,954,241

Washington Federal                                                                        136,380                       3,027,636

Whitney Holding                                                                            92,100                       3,031,011

                                                                                                                       51,014,236

PRODUCER GOODS & SERVICES--19.9%

AGCO                                                                                       86,990 (a)                   1,412,718

AMETEK                                                                                     21,100                         695,878

Alliant Techsystems                                                                        47,920 (a)                   2,314,536

Applied Industrial Technologies                                                            67,700                       1,109,603

AptarGroup                                                                                 54,500                       1,651,350

Arkansas Best                                                                              96,110                       2,277,807

Baldor Electric                                                                            41,350                         909,700

Beazer Homes USA                                                                           25,100 (a)                   1,464,836

Cambrex                                                                                    13,500                         320,355

Chicago Bridge & Iron, NY Shares                                                          155,300                       2,346,583

PRODUCER GOODS & SERVICES (CONTINUED)

Crown Cork & Seal                                                                         284,700 (a)                   1,628,484

Curtiss-Wright                                                                             34,900                       1,905,540

EMCOR Group                                                                                36,100 (a)                   1,743,630

Georgia Gulf                                                                               64,900                       1,235,696

Graco                                                                                     124,825                       3,345,310

H.B. Fuller                                                                                46,900                       1,034,145

Heartland Express                                                                         104,300 (a)                   1,877,400

Hovnanian Enterprises                                                                      45,300 (a)                   1,487,199

Hughes Supply                                                                             117,810                       2,733,192

InVision Technologies                                                                      48,000 (a,b)                 1,049,760

Kirby                                                                                      77,600 (a)                   1,801,872

Lennox International                                                                      114,700                       1,532,392

M.D.C. Holdings                                                                            33,522                       1,258,416

Manitowoc                                                                                 113,500                       2,062,295

Millennium Chemicals                                                                      160,000                       1,747,200

Minerals Technologies                                                                      39,400                       1,499,958

NCI Building Systems                                                                       78,600 (a)                   1,307,904

NVR                                                                                         9,290 (a)                   3,083,816

Offshore Logistics                                                                         99,400 (a)                   1,834,924

Olin                                                                                      109,500                       1,806,750

Reliance Steel & Aluminum                                                                  38,540                         630,129

Schweitzer-Mauduit International                                                           74,400                       1,709,712

Scotts, Cl. A                                                                              46,700 (a)                   2,351,345

Simpson Manufacturing                                                                      78,300 (a)                   2,646,540

Smith, (A.O.)                                                                              33,300                         858,474

Standard Pacific                                                                           81,710                       2,105,666

Steel Dynamics                                                                            142,900 (a)                   1,733,377

SurModics                                                                                  63,100 (a)                   1,769,955

Teekay Shipping                                                                            62,220                       2,413,514

Timken                                                                                    164,000                       2,628,920

Tredegar                                                                                  125,700                       1,422,924

Triumph Group                                                                              52,400 (a)                   1,270,700

United Stationers                                                                          95,470 (a)                   1,987,685

Watsco                                                                                     99,200                       1,385,824

Woodward Governor                                                                          44,180                       1,563,088

                                                                                                                       76,957,102

SERVICES--9.3%

BARRA                                                                                      75,200 (a)                   2,086,800

CACI International, Cl. A                                                                  78,730 (a)                   2,666,585

CSG Systems International                                                                  82,900 (a)                     799,985

Consolidated Graphics                                                                      77,230 (a)                   1,865,104

Corinthian Colleges                                                                        83,100 (a)                   3,114,588

Cox Radio, Cl. A                                                                           58,710 (a)                   1,256,394



MELLON SMALL CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Dollar Thrifty Automotive Group                                                            70,840 (a)                   1,172,402

FactSet Research Systems                                                                  102,820                       2,631,164

Fair, Isaac & Co.                                                                          66,400                       3,242,976

Global Payments                                                                            66,700                       1,863,598

Kroll                                                                                      86,700 (a)                   1,540,659

Labor Ready                                                                               253,700 (a)                   1,369,980

MAXIMUS                                                                                    52,260 (a)                   1,136,655

NDCHealth                                                                                  89,870                       1,959,166

New England Business Service                                                               38,700                         881,973

PRG-Schultz International                                                                 202,400 (a)                   1,426,920

Regis                                                                                     117,970                       2,748,701

Stewart Enterprises, Cl. A                                                                337,610 (a)                   1,076,976

University of Phoenix Online                                                               40,400 (a)                   1,510,152

Watson Wyatt & Co.                                                                         91,700 (a)                   1,759,723

                                                                                                                       36,110,501

TECHNOLOGY--13.7%

ADTRAN                                                                                     16,900 (a,b)                   544,011

Amphenol, Cl. A                                                                            27,570 (a)                   1,124,580

Anixter International                                                                      91,840 (a)                   2,153,648

Avid Technology                                                                            38,600 (a)                     802,494

Benchmark Electronics                                                                      51,600 (a)                   1,797,744

Cabot Microelectronics                                                                     39,700 (a,b)                 1,667,400

Catapult Communications                                                                   162,090 (a)                   1,056,827

Cerner                                                                                     51,610 (a)                   1,714,484

Checkpoint Systems                                                                        181,390 (a)                   1,688,741

Cohu                                                                                      120,900                       1,807,455

Coinstar                                                                                   37,100 (a)                     587,664

Cymer                                                                                      43,700 (a)                   1,319,740

Esterline Technologies                                                                     83,660 (a)                   1,437,279

FLIR Systems                                                                               38,600 (a)                   1,706,506

Global Imaging Systems                                                                    103,750 (a)                   1,920,413

Hyperion Solutions                                                                         86,000                       2,213,640

Imagistics International                                                                   72,000 (a)                   1,373,760

Itron                                                                                      73,100 (a)                   1,095,769

Manhattan Associates                                                                       68,700 (a)                   1,401,480

Mercury Computer Systems                                                                   51,000 (a)                   1,545,300

Methode Electronics, Cl. A                                                                163,400                       1,450,992

OmniVision Technologies                                                                   142,200 (a)                   2,701,800

Pinnacle Systems                                                                          135,700 (a)                   1,317,647

Planar Systems                                                                            100,580 (a)                   1,569,048

Power Integrations                                                                         81,900 (a)                   1,705,977

TECHNOLOGY (CONTINUED)

Progress Software                                                                         124,400 (a)                   1,946,860

Renaissance Learning                                                                       48,570 (a,b)                   823,261

Roper Industries                                                                           89,810                       2,591,019

SRA International, Cl. A                                                                   53,300 (a)                   1,361,282

SanDisk                                                                                    53,200 (a)                     887,376

ScanSource                                                                                 37,000 (a)                     754,430

Silicon Laboratories                                                                       55,800 (a)                   1,513,296

Take-Two Interactive Software                                                              35,600 (a)                     744,396

Varian Semiconductor
    Equipment Associates                                                                   83,100 (a)                   2,139,825

Zebra Technologies, Cl. A                                                                  38,300 (a)                   2,415,964

                                                                                                                       52,882,108

UTILITIES--1.0%

CH Energy Group                                                                             54,400                      2,240,192

Cleco                                                                                      126,830                      1,482,642

                                                                                                                        3,722,834

TOTAL COMMON STOCKS

    (cost $398,613,818)                                                                                               367,970,513


                                                                                        Principal
SHORT-TERM INVESTMENTS--4.9%                                                            Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Salomon Smith Barney,

  Tri-Party Repurchase Agreement,

  1.35% dated 2/28/2003, due

  3/3/2003 in the amount of

  $19,102,149 (fully collateralized by

  $18,419,000 Federal Home Loan
  Mortgage Notes, 5%, 5/15/2004,

  value $19,482,579)

    (cost $19,100,000)                                                                 19,100,000                      19,100,000


INVESTMENT OF CASH COLLATERAL

  FOR SECURITIES LOANED--2.1%                                                              Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund

    (cost $8,270,060)                                                                   8,270,060                       8,270,060


TOTAL INVESTMENTS
    (cost $425,983,878)                                                                    102.2%                     395,340,573

LIABILITIES, LESS CASH
    AND RECEIVABLES                                                                        (2.2%)                     (8,584,618)

NET ASSETS                                                                                 100.0%                     386,755,955

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE TOTAL
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $8,009,216  AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $8,270,060.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)

MELLON INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--94.1%                                                                      Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.9%

Australia & New Zealand
    Banking Group                                                                         498,755                       4,984,983

Santos                                                                                  1,434,427                       5,107,844

                                                                                                                       10,092,827

BELGIUM--2.6%

Dexia                                                                                     781,568                       7,150,133

Dexia (Strip VVPR)                                                                        199,820                           2,158

Fortis                                                                                    495,547                       6,808,257

                                                                                                                       13,960,548

FINLAND--1.5%

Nokia, ADR                                                                                339,480                       4,491,320

Sampo, Cl. A                                                                              573,810                       3,563,690

                                                                                                                        8,055,010

FRANCE--8.9%

Air France                                                                                206,674 (a)                   1,962,179

Assurances Generales de France                                                            122,023                       3,366,096

Aventis                                                                                   151,450                       6,891,674

BNP Paribas                                                                                84,988                       3,524,949

Compagnie Generale des
    Etablissements Michelin, Cl. B                                                        151,814                       4,935,626

L' Air Liquide                                                                                  1                             129

Pechiney                                                                                  211,762                       5,375,017

Pernod-Ricard                                                                              68,361                       5,305,168

Schneider Electric                                                                         76,120                       3,318,287

Thomson                                                                                   275,100 (b)                   3,862,762

Total Fina Elf                                                                             29,750                       3,939,503

Total Fina Elf, ADR                                                                        84,611                       5,563,173

                                                                                                                       48,044,563

GERMANY--5.8%

Bayer                                                                                      70,933 (a)                     943,128

Deutsche Bank                                                                              71,500 (a)                   2,919,186

Deutsche Lufthansa                                                                        313,256 (b)                   2,632,346

Deutsche Post                                                                             572,660 (a)                   5,814,183

E.ON                                                                                      187,945 (a)                   8,008,326

KarstadtQuelle                                                                            400,484 (a)                   5,212,381

Software                                                                                   22,231                         220,908

Volkswagen                                                                                145,307 (a)                   5,830,547

                                                                                                                       31,581,005

GREECE--1.0%

Hellenic Telecommunications
    Organization                                                                          172,900                       1,886,168

Hellenic Telecommunications
    Organization, ADR                                                                     603,500                       3,379,600

                                                                                                                        5,265,768

HONG KONG--1.8%

Bank of East Asia                                                                         890,000                       1,660,363

MTR                                                                                     3,348,481                       3,713,760

Swire Pacific, Cl. A                                                                    1,000,500                       4,233,319

                                                                                                                        9,607,442

IRELAND--1.5%

Bank of Ireland                                                                           744,260                       8,215,605

ITALY--3.8%

Banca Popolare di Bergamo-
    Credito Varesino                                                                      193,537 (a)                   3,495,555

Eni                                                                                       265,744                       3,940,923

Finmeccanica                                                                           10,855,190                       5,563,366

Sanpaolo IMI                                                                              530,667                       3,706,139

Telecom Italia                                                                            841,702                       4,136,507

                                                                                                                       20,842,490

JAPAN--24.9%

AIFUL                                                                                     116,600                       4,393,666

Aioi Insurance                                                                             60,000                         121,428

CANON                                                                                     244,000                       8,822,388

Credit Saison                                                                             447,400                       7,993,683

DENTSU                                                                                         50                         155,807

Eisai                                                                                     294,400                       5,733,689

FUJI MACHINE                                                                              193,700                       1,572,957

Fuji Heavy Industries                                                                     798,000                       3,081,316

HONDA MOTOR                                                                               214,700                       7,853,880

KONAMI                                                                                    104,700                       2,158,809

Kao                                                                                       328,000                       6,929,675

LAWSON                                                                                    167,500                       4,049,388

MABUCHI MOTOR                                                                              87,100                       6,615,750

MINEBEA                                                                                 1,095,600                       4,480,925

MURATA MANUFACTURING                                                                      112,300                       4,260,163

Matsumotokiyoshi                                                                          154,100 (a)                   6,341,725

NIPPON TELEGRAPH
    AND TELEPHONE                                                                             930                       3,370,507

NISSAN MOTOR                                                                              661,400                       4,967,711

Nippon Express                                                                          1,677,000                       6,631,602

ORIX                                                                                        3,500                         193,234

RINNAI                                                                                    259,600                       5,396,655

SFCG                                                                                       46,310                       3,293,992

SKYLARK                                                                                   359,100                       4,436,487

SUMITOMO                                                                                   32,000 (a)                     150,116

77 Bank                                                                                   976,000                       3,528,956

Sekisui House                                                                             267,000                       1,885,584


MELLON INTERNATIONAL FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Shin-Etsu Chemical                                                                        182,500                       5,980,566

Shiseido                                                                                   11,000                         127,702

Sumitomo Bakelite                                                                         726,700                       2,935,229

TDK                                                                                        76,500                       3,258,351

Takeda Chemical Industries                                                                193,200                       7,132,834

Toys "R" US-Japan                                                                          15,500                         170,625

Yamaha Motor                                                                              864,000 (a)                   6,782,065

Yamanouchi Pharmaceutical                                                                   3,100                          84,525

                                                                                                                      134,891,990

LUXEMBOURG--.6%

Arcelor                                                                                   328,234 (b)                   3,293,542

NETHERLANDS--5.6%

ABN AMRO                                                                                  399,753                       6,368,655

Akzo Nobel                                                                                237,486                       5,153,258

Buhrmann                                                                                  437,725                       1,215,062

Hunter Douglas                                                                            142,632                       4,141,047

Koninklijke Ahold                                                                         563,913                       2,131,789

Koninklijke (Royal) Philips
    Electronics (New York Shares)                                                         285,930                       4,775,031

Stork                                                                                     228,159                       1,281,460

Vedior                                                                                    384,683                       1,661,984

Wolters Kluwer                                                                            245,810                       3,406,357

                                                                                                                       30,134,643

NEW ZEALAND--.9%

Telecom Corporation
    of New Zealand                                                                      2,087,410 (a)                   4,921,278

NORWAY--1.5%

Norsk Hydro                                                                                87,620                       3,361,052

Statoil                                                                                   660,700 (a)                   5,078,047

                                                                                                                        8,439,099

PORTUGAL--1.5%

Electricidade de Portugal                                                               2,884,460                       4,424,017

Portugal Telecom                                                                          569,519                       3,660,068

                                                                                                                        8,084,085

SINGAPORE--2.5%

Creative Technology                                                                       308,510                       1,949,783

DBS                                                                                     1,448,740                       8,007,775

MobileOne                                                                               5,436,000                       3,849,770

                                                                                                                       13,807,328

SPAIN--2.7%

Endesa                                                                                    770,001                       9,231,627

Repsol YPF, ADR                                                                           396,551                       5,559,645

                                                                                                                       14,791,272

SWEDEN--1.2%

Autoliv                                                                                   130,467                       2,702,229

Investor, Cl. B                                                                           646,938 (a)                   3,631,532

                                                                                                                        6,333,761

SWITZERLAND--6.4%

Barry Callebaut                                                                            21,110                       2,528,705

Clariant                                                                                  326,860                       2,397,553

Nestle                                                                                     35,650                       7,196,429

Novartis                                                                                  249,410 (a)                   9,184,130

Roche                                                                                     112,160                       6,754,978

UBS                                                                                       154,319                       6,492,717

                                                                                                                       34,554,512

UNITED KINGDOM--17.5%

Allied Domecq                                                                           1,745,029                       8,223,158

BAE SYSTEMS                                                                             2,020,834                       3,497,538

BOC                                                                                       599,136                       7,084,245

Barclays                                                                                1,426,545                       8,237,410

Brambles Industries                                                                       940,700                       2,227,547

Bunzl                                                                                   1,021,281                       6,186,501

Cadbury Schweppes                                                                       1,282,482                       6,477,322

Celltech                                                                                        1 (b)                           5

Centrica                                                                                1,631,300                       3,619,029

Debenhams                                                                                 770,200                       3,274,978

GKN                                                                                     2,140,582                       5,304,587

GlaxoSmithKline                                                                           555,431                       9,752,893

J Sainsbury                                                                             2,051,423                       7,488,285

Morgan Crucible                                                                         2,103,549 (b)                   1,191,500

Rio Tinto                                                                                 358,865                       7,255,601

Royal Bank Of Scotland                                                                          1                              23

Royal Bank Of Scotland
    (Value Shares)                                                                              1                               1

Scottish and
    Southern Energy                                                                       504,430                       5,000,122

Shell Transport & Trading                                                               1,770,343                      10,243,521

                                                                                                                       95,064,266

TOTAL COMMON STOCKS

    (cost $637,004,171)                                                                                               509,981,034


PREFERRED STOCKS--.4%


GERMANY;

Hugo Boss

    (cost $2,860,562)                                                                     182,455 (a)                   2,226,887

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MELLON INTERNATIONAL FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Principal

REPURCHASE AGREEMENTS--3.6%                                                          Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns, Tri-Party
    Repurchase Agreement,
    1.29%, dated 2/28/2003,
    due 3/3/2003 in the

    amount of $19,292,074
    (fully collateralized by
    $17,065,000 U.S. Treasury
    Notes, 6.125%, 8/15/2007,
    value $19,655,467)

    (cost $19,290,000)                                                               19,290,000                      19,290,000

INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED--8.1%                                                              Shares                         Value ($)
REGISTERED INVESTMENT COMPANY;
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Institutional Preferred
  Money Market Fund

    (cost $43,904,232)                                                                 43,904,232                      43,904,232


TOTAL INVESTMENTS
    (cost $703,058,965)                                                                    106.2%                     575,402,153

LIABILITIES, LESS CASH AND RECEIVABLES                                                     (6.2%)                    (33,467,289)

NET ASSETS                                                                                 100.0%                     541,934,864

(A)  A PORTION OF THESE SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE TOTAL
MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $42,082,190 AND THE TOTAL
MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $43,904,232.

(B)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


MELLON EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------

Common Stocks-94.3%                                  Shares                             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--.2%

Perez Companc, ADR                                   63,721 (a)                           464,526

BRAZIL--6.8%

Banco Itau, ADR                                      91,900                             2,013,529

Companhia de Saneamento
    Basico do Estado de Sao Paulo                    44,110                               950,566

Empresa Brasileira de
    Aeronautica, ADR                                102,650                             1,058,322

Petroleo Brasileiro, ADR                            274,220                             3,666,321

Tele Celular Sul Participacoes, ADR                  78,400                               468,048

Tele Norte Leste Participacoes, ADR                 226,400                             1,528,200

Telecomunicacoes
    Brasileiras, ADR (PFD Block)                    104,700                             1,769,430

Ultrapar Participacoes, ADR                         78,450                                522,477

Unibanco, ADR                                       62,350                                707,672

                                                                                       12,684,565

CHILE--.2%

Quinenco, ADR                                        85,800                               412,269

CHINA--3.7%

Aluminum Corporation
    of China, Cl. H                               2,310,000 (a)                           435,391

Beijing Datang Power
    Generation, Cl. H                               400,000                               135,911

PetroChina, Cl. H                                 9,047,000                             1,890,785

Qingling Motors, Cl. H                            7,058,000 (c)                         1,113,106

Shandong International
    Power Development, Cl. H                      5,737,000                             1,287,280

Sinopec Shanghai
    Petrochemical, Cl. H                          5,550,000 (a)                           932,211

Sinopec Yizheng
    Chemical Fibre, Cl. H                         7,649,000                             1,108,238

                                                                                        6,902,922

CROATIA--.7%

Pliva, GDR                                          105,400 (b)                         1,322,770

CZECH REPUBLIC--.8%

CEZ                                                 482,000                             1,506,711

EGYPT--1.3%

Commercial International Bank, GDR                  165,200 (b)                           991,200

Misr International Bank, GDR                        149,937 (b)                           183,673

Orascom Construction Industries                      93,573                               470,466

Suez Cement, GDR                                    136,180 (b)                           823,889

                                                                                        2,469,228

HONG KONG--3.7%

China Mobile (Hong Kong)                          1,552,000 (a)                         3,343,112

China Mobile (Hong Kong), ADR                       110,200 (a)                         1,205,588

China Resources Enterprise                        1,253,000 (c)                         1,124,603

Shanghai Industrial                                 819,700 (c)                         1,271,716

                                                                                        6,945,019

HUNGARY--2.6%

EGIS                                                  6,410                               197,559

Gedeon Richter                                       35,850                             2,205,052

MOL Magyar Olaj-es Gazipari                          53,941                             1,167,813

Magyar Tavkozlesi                                   370,300                             1,210,351

                                                                                        4,780,775

INDIA--11.2%

Bajaj Auto, GDR                                      73,800 (a,b)                         797,778

Bharat Petroleum                                    197,861                               917,155

Gail India, GDR                                     166,100 (b)                         1,577,950

Grasim Industries, GDR                              107,000 (c)                           794,475

Gujarat Ambuja Cements                               46,000                               153,433

Hindalco Industries, GDR                            142,300 (b)                         1,714,715

ICICI Bank, ADR                                     189,125                             1,344,679

ITC                                                 143,300                             1,926,298

Indian Hotels                                        50,000                               214,329

Indian Hotels, GDR                                   71,700 (b)                           311,890

Mahanagar Telephone Nigam                           683,000                             1,422,872

Mahanagar Telephone Nigam, ADR                      393,450                             1,668,228

Mahindra & Mahindra                                  50,000                               114,202

Mahindra & Mahindra, GDR                            344,100 (b)                           791,430

Reliance Industries                                 485,000                             2,950,847

Reliance Industries, GDR                             88,200 (b)                         1,087,506

Satyam Computer Services                            154,000                               718,785

State Bank of India, GDR                             96,100 (b)                         1,379,035

Tata Engineering &
    Locomotive, GDR                                 346,300 (a)                         1,170,494

                                                                                       21,056,101

INDONESIA--2.2%

PT Gudang Garam                                   1,210,000                             1,028,367

PT Indofood Sukses Makmur                        16,700,500                             1,080,969

PT Indonesian Satellite                             953,000                               842,129

PT Telekomunikasi Indonesia                       2,950,000                             1,187,173

                                                                                        4,138,638

                                                                 The Fund


Statement of Investments (unaudited) (continued)

Common Stocks (continued)                          Shares                              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ISRAEL--2.4%

AudioCodes                                            8,050 (a)                            19,159

Bank Hapoalim                                     1,875,630 (a)                         2,413,638

Check Point
    Software Technologies                            71,230 (a)                         1,059,190

ECI Telecom                                         137,900 (a)                           262,010

Israel Chemicals                                    120,000                               122,540

Koor Industries                                           1 (a)                                12

Supersol                                            467,211                                697,229

                                                                                         4,573,778

MALAYSIA--2.4%

Genting                                             249,100                                917,737

Malaysia International Shipping                     882,200                              1,671,537

Sime Darby                                        1,395,400                              1,872,774

                                                                                         4,462,048

MEXICO--9.4%

Apasco                                              173,500                                956,902

Cemex                                               309,485                              1,114,720

Coca-Cola Femsa, ADR                                 95,000                              1,718,550

Consorcio ARA                                       583,900 (a)                            924,421

Controladora Comercial
    Mexicana (Unit)                               2,264,700                              1,054,056

Desc, Ser. B                                      2,581,400                                798,629

Grupo Aeroportuario
    del Sureste, ADR                                 83,600                                848,540

Grupo Contintental                                  530,800                                674,209

Grupo Financiero BBVA
    Bancomer, Cl. B                               1,644,700 (a)                          1,241,497

Kimberly-Clark de Mexico, Ser. A                  1,669,500                              3,604,948

Telefonos de Mexico, ADR                            160,100                              4,654,107

                                                                                        17,590,579

PANAMA--.1%

Banco Latinoamericano
    de Exportaciones, Cl. E                          29,700 (a)                           142,560

PHILIPPINES--1.2%

ABS-CBN Broadcasting                              1,288,700 (a)                           271,803

Bank of the Philippine Islands                      967,480                               567,801

Manila Electric, Cl. B                            2,672,400 (a)                           612,655

Philippine Long Distance Telephone                   89,500 (a)                           480,124

Philippine Long Distance Telephone, ADR              53,800 (a)                           288,368

Universal Robina                                  1,017,500                                52,251

                                                                                        2,273,002

POLAND--3.0%

Bank Przemyslowo-Handlowy                            13,990                               853,680

KGHM Polska Miedz                                   649,535 (a)                         2,072,967

Polski Koncern Naftowy Orlen                        297,854                             1,304,209

Telekomunikacja Polska                              443,032 (a)                         1,317,773

                                                                                        5,548,629

RUSSIA--1.5%

LUKOIL, ADR                                          42,700                             2,539,316

LUKOIL, ADR                                           4,000 (b)                           237,875

                                                                                        2,777,191

SOUTH AFRICA--8.4%

ABSA Group                                          435,654 (c)                         1,795,292

Aveng                                               565,000                               669,217

Bidvest Group                                       412,800                             2,055,087

Metro Cash and Carry                              3,260,693 (a)                           808,636

Nampak                                            1,428,610                             2,194,472

Nedcor                                              254,200                             3,010,882

Sage Group                                          176,634 (c)                            37,920

Sasol                                               135,300                             1,585,038

Shoprite Holdings                                   692,000                               554,966

Steinhoff International Holdings                  1,344,060                               895,487

Tiger Brands                                        265,274                             2,071,788

                                                                                       15,678,785

SOUTH KOREA--17.1%

CJ                                                   38,280                             1,302,030

Cheil Communications                                 12,650                             1,059,775

Hyundai Development                                 184,230                             1,026,372

Hyundai Mobis                                        48,900                               907,414

Hyundai Motor                                        78,790                             1,656,791

KT, ADR                                             118,250                             2,187,625

KT&G, GDR                                           240,950 (b)                         1,686,650

Kookmin Bank                                         37,034                             1,132,443

Kookmin Bank, ADR                                    50,440                             1,539,429

Korea Electric Power                                342,280                             5,147,176

Korea Exchange Bank
    Credit Services                                 115,800 (a)                         1,004,088

Korea Fine Chemical                                  11,780                               111,518

LG Card                                              20,000                               552,926

POSCO                                                18,070                             1,672,798

POSCO, ADR                                           41,450                               957,495

SK                                                  329,330                             3,476,361

Mellon Emerging Markets Fund (continued)

Common Stocks (continued)                           Shares                                Value $
------------------------------------------------------------------------------------------------------------------------------------
Samsung                                             300,800                             1,557,361

Samsung SDI                                          24,020                             1,368,374

Samsung Electronics                                  13,200                             3,090,856

Samsung Electronics, GDR                              4,500                               531,000

                                                                                       31,968,482

TAIWAN--8.6%

Accton Technology                                  1,040,000 (a)                          897,842

Advanced Semiconductor
    Engineering                                    1,874,220 (a)                        1,008,573

Asustek Computer                                   1,221,000                            2,073,065

Elan Microelectronics                              1,540,156                              979,495

Nan Ya Plastics                                      916,829                              907,595

Powerchip Semiconductor, GDR                          63,800 (a)                          151,525

Quanta Computer                                      828,000                            1,429,640

SinoPac Holdings                                   5,240,525                            2,005,726

Standard Foods                                       517,520                              120,631

Standard Foods, GDR                                    2,154                                2,423

Taiwan Cellular                                    1,750,660                            1,244,354

United Microelectronics                            3,851,200 (a)                        2,183,270

United Microelectronics, ADR                         510,000 (a)                        1,647,300

Yageo                                              5,423,960 (a)                        1,482,809

                                                                                       16,134,248

THAILAND--2.5%

Big C Supercenter                                    295,000 (a)                           99,965

Hana Microelectronics                                290,000                              471,021

PTT Exploration and Production                       386,400                            1,164,889

Siam Commercial Bank                               1,966,600 (a)                        1,482,189

Siam Makro                                           114,900                               95,996

Thai Farmers Bank                                  1,764,500 (a)                        1,350,488

                                                                                        4,664,548

TURKEY--.7%

Tupras-Turkiye Petrol Rafinerileri               224,914,000                            1,225,267

Turk Ekonomi Bankasi                              41,100,000 (a)                           63,053

                                                                                        1,288,320

UNITED KINGDOM--3.6%

Anglo American                                      253,239                             3,657,736

Dimension Data                                    1,416,700 (a)                           462,525

Old Mutual                                        2,056,200                             2,685,237

                                                                                        6,805,498

TOTAL COMMON STOCKS

    (cost $193,482,342)                                                               176,591,192
                                                                                                                                   -

PREFERRED STOCKS--.8%
                                                                               -

BRAZIL--.8%

Companhia Energetica
  de Minas Gerais
    (cost $2,412,980)                               226,012                             1,437,915


                                                   Principal

SHORT-TERM INVESTMENTS--4.6%                      Amount ($)                             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Bear Stearns, Repurchase

  Agreement 1.29% dated
  2/28/2003, due 3/03/2003
  in the amount of $8,600,925
  (fully collateralized by
  8,230,000 U.S. Treasury Bond,
  5.25% due 2/15/2029,
  value $8,727,092)
    (cost $8,600,000)                              8,600,000                            8,600,000

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED--1.4%                        Shares                              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund
    (cost $2,666,035)                             2,666,035                             2,666,035

TOTAL INVESTMENTS
    (cost $207,161,357)                             101.1%                            189,295,142

LIABILITIES, LESS CASH
    AND RECEIVABLES                                 (1.1%)                             (2,098,726)

NET ASSETS                                          100.0%                            187,196,416

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBRUARY 28, 2003,
THESE SECURITIES AMOUNTED TO $12,906,361 OR APPROXIMATELY 6.9% OF NET ASSETS.

(C)  A PORTION OF THESE SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE TOTAL
MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $2,446,366 AND THE TOTAL
MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $2,666,035.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

Statement of Investments
February 28, 2003 (unaudited)

MELLON BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks-39.7%                                    Shares                         Value ($)

ALCOHOL & TOBACCO--.8%

Altria Group                                         30,800                            1,190,420

Anheuser-Busch Cos.                                  29,400                            1,367,100

                                                                                       2,557,520

CONSUMER CYCLICAL--3.8%

AutoZone                                             11,100 (a)                          730,380

CVS                                                  16,400                              408,360

Cendant                                              58,600 (a)                          721,366

Darden Restaurants                                   34,720                              618,363

Harley-Davidson                                      12,500                              494,875

Johnson Controls                                     12,600                              982,296

Kohl's                                               19,100 (a)                          933,990

Lear                                                 12,000 (a)                          455,760

Lowe's Cos.                                          35,400                            1,391,220

Sears, Roebuck & Co.                                 18,200                              396,396

TJX Cos.                                             46,300                              744,041

Target                                               25,400                              727,710

Wal-Mart Stores                                      88,730                            4,264,364

Wendy's International                                16,600                              420,478

                                                                                      13,289,599

CONSUMER STAPLES--2.7%

Coca-Cola                                            44,300                            1,781,746

Fortune Brands                                       12,000                              526,080

Kimberly-Clark                                       15,200                              696,616

Kraft Foods, Cl. A                                   24,800                              734,328

Newell Rubbermaid                                    19,400                              547,080

Pepsi Bottling Group                                 16,100                              374,325

PepsiCo                                              47,780                            1,830,930

Procter & Gamble                                     30,120                            2,465,623

Sara Lee                                             27,600                              546,480

                                                                                       9,503,208

ENERGY--2.8%

Anadarko Petroleum                                   12,900                              594,432

ChevronTexaco                                        20,704                            1,328,576

ConocoPhillips                                       26,900                            1,363,830

Dominion Resources                                   20,100                            1,083,390

ENSCO International                                  15,900                              444,882

Exxon Mobil                                          81,180                            2,761,743

Halliburton                                          21,500                              435,590

Nabors Industries                                     9,500 (a)                           376,675

Noble                                                19,400 (a)                           704,220

Valero Energy                                        16,700                               651,467

                                                                                        9,744,805

HEALTH CARE--6.0%

AmerisourceBergen                                    11,780 (b)                           647,900

Amgen                                                41,660 (a)                         2,276,302

Baxter International                                 19,800                               562,122

Forest Laboratories                                  11,000 (a)                           547,800

Genzyme                                              22,700 (a)                           707,786

HCA                                                  14,800                               610,352

Johnson & Johnson                                    62,100                             3,257,145

King Pharmaceuticals                                 40,273 (a)                           674,573

Medtronic                                            27,000                             1,206,900

Merck & Co.                                          19,900                             1,049,725

Novartis, ADR                                        11,800                               431,644

Pfizer                                              140,135                             4,178,826

Pharmacia                                            36,320                             1,500,742

Quest Diagnostics                                     5,800 (a)                           306,008

UnitedHealth Group                                   11,600                               961,640

Wyeth                                                53,980                             1,902,795

                                                                                       20,822,260

INTEREST SENSITIVE--9.1%

Ambac Financial Group                                14,550                               710,768

American International Group                         16,296                               803,230

Bank of America                                      56,900                             3,939,756

Bear Stearns Cos.                                     9,100                               570,024

Capital One Financial                                18,900                               585,333

Charter One Financial                                36,750                             1,062,442

Citigroup                                            68,066                             2,269,320

Fannie Mae                                           39,400                             2,525,540

Fifth Third Bancorp                                   5,100                               270,861

First Tennessee National                              8,700                               332,253

Freddie Mac                                           8,900                               486,385

General Electric                                    128,000                             3,078,400

Goldman Sachs Group                                  19,000                             1,319,550

H&R Block                                            13,300                               539,581

Hartford Financial Services Group                    17,400                               628,662

J. P. Morgan Chase & Co.                             83,400                             1,891,512

John Hancock Financial Services                      24,400                               685,640

Lehman Brothers Holdings                             14,300                               791,791

MBNA                                                 27,800                               385,030

Marshall & Ilsley                                    10,300                               273,671

Merrill Lynch & Co.                                  32,800                             1,117,824

North Fork Bancorporation                            10,900                               351,416

Radian Group                                          8,900                               310,343

RenaissanceRe Holdings                                5,100                               189,108

SouthTrust                                           28,400                               766,516

Travelers Property Casualty, Cl. A                   73,422                             1,149,054

Travelers Property Casualty, Cl. B                        1                                    16

U.S. Bancorp                                         38,676                               809,102

Wachovia                                             43,600                             1,546,928

Wells Fargo & Co.                                    44,500                             2,018,075

XL Capital, Cl. A                                     5,700                               404,358

                                                                                       31,812,489

PRODUCER GOODS & SERVICES--3.8%

Air Products & Chemicals                             21,000                               813,960

American Standard Cos.                                7,300 (a)                           500,123

Ball                                                  6,300                               335,664

Deere & Co.                                          17,800                               736,564

Freeport-McMoRan Copper & Gold, Cl. B                28,100 (a)                           478,262

ITT Industries                                        6,800                               382,364

Ingersoll-Rand, Cl. A                                14,400                               568,080

International Paper                                  28,700                             1,005,361

Lockheed Martin                                      15,500                               708,660

Masco                                                35,500                               652,490

Norfolk Southern                                     35,500                               676,630

Northrop Grumman                                      6,100                               528,870

PPG Industries                                       16,890                               783,696

Pentair                                              13,200                               479,820

Stanley Works                                        16,600                               428,446

3M                                                   11,600                             1,454,292

Union Pacific                                        14,300                               789,217

United Parcel Service, Cl. B                         18,700                             1,075,998

United Technologies                                  17,000                               995,860

                                                                                       13,394,357

SERVICES--2.7%

AOL Time Warner                                      78,750 (a)                           891,450

Equifax                                               9,400                               180,292

First Data                                           34,100                             1,181,565

Fox Entertainment Group, Cl. A                       29,900 (a)                           799,227

Gannett                                               9,600                               692,832

McGraw-Hill Cos.                                     14,400                               809,856

Omnicom Group                                        20,300                             1,075,494

Tribune                                              15,900                               713,115

Viacom, Cl. B                                        47,891 (a)                         1,778,193

Vodafone Group, ADR                                  30,100                               544,810

Walt Disney                                          49,600                               846,176

                                                                                        9,513,010

TECHNOLOGY--6.1%

Adobe Systems                                        20,100                               552,750

Cisco Systems                                       137,600 (a)                         1,923,648

Danaher                                               9,500                               617,690

Dell Computer                                        71,500 (a)                         1,927,640

Intel                                                66,800                             1,152,300

International Business Machines                      34,100                             2,658,095

Intuit                                               21,200 (a)                         1,007,424

KLA-Tencor                                           18,600 (a)                           664,950

Lexmark International                                15,000 (a)                           936,150

Linear Technology                                    23,200                               711,544

Maxim Integrated Products                            17,000                               587,180

Microchip Technology                                 18,200                               463,190

Microsoft                                           221,400                             5,247,180

Nokia, ADR                                           15,300                               202,419

Oracle                                               37,900 (a)                           453,284

QLogic                                               13,900 (a)                           492,199

QUALCOMM                                             24,000 (a)                           829,920

Texas Instruments                                    58,200                               974,850

                                                                                       21,402,413

UTILITIES--1.9%

AT&T                                                 40,700                               754,578

BellSouth                                            55,500                             1,202,685

DTE Energy                                            9,500                               393,680

Entergy                                              15,600                               710,580

Exelon                                               23,300                             1,145,195

PPL                                                  19,100                               671,747

SBC Communications                                   57,407                             1,194,066

Telefonos de Mexico, CI. L, ADR                      20,400                               593,028

                                                                                        6,665,559

TOTAL COMMON STOCKS
    (cost $129,201,402)                                                               138,705,220


                                                    Principal
BONDS AND NOTES--44.9%                              Amount ($)                          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET BACKED CTFS.-
    HOME EQUITY LOANS--1.0%

Residential Asset Mortgage Products,
    Ser. 2002-RS1, Cl. AI2,
    4.68%, 2026                                    3,469,408                            3,487,934

BANKING/FINANCE--8.2%

AXA Financial,
    Sr. Notes, 7.75%, 2010                         1,450,000                            1,690,601

Boeing Capital,
    Notes, 6.5%, 2012                              1,765,000                            1,911,555

                                                                    The Funds

Bombardier Capital,
    Notes, 6.125%, 2006                            2,315,000 (c)                        2,071,925

Cit Group:
    Sr. Notes, 4.125%, 2006                          680,000                              682,855
    Sr. Notes, 5.75%, 2007                           620,000 (b)                          649,951

Citigroup:
    Notes, 5.5%, 2006                              1,750,000                            1,914,817
    Sub. Notes, 6.625%, 2032                       1,045,000                            1,164,853

Countrywide Home Loan:
    Notes, 5.5%, 2006                              1,300,000                            1,401,954
    Notes, 5.625%, 2007                              375,000                              406,545

Fleet Financial Group,
    Notes, 6.375%, 2008                              900,000                            1,012,189

Ford Motor Credit,
    Notes, 7.45%, 2031                             1,950,000                            1,644,086

GMAC,
    Notes, 6.125%, 2006                            1,700,000 (b)                        1,767,980

General Electric Capital,
    Notes, 5.45%, 2013                             2,000,000                            2,109,582

HSBC Holdings,
    Sub. Notes, 5.25%, 2012                        2,500,000                            2,605,910

Heller Financial,
    Notes, 6.375%, 2006                              975,000                            1,079,862

International Lease Finance,
    Notes, 4%, 2006                                2,000,000                            2,026,846

Kredit Fuer Wiederaufbau,
    Notes, 3.375%, 2008                            1,750,000 (b)                        1,788,841

Lehman Brothers,
    Notes, 6.25%, 2006                               875,000                              968,460

Pemex Master Trust,
    Notes, 7.875%, 2009                            1,560,000 (c)                        1,700,400

                                                                                       28,599,212

COLLATERALIZED MORTGAGE
    OBLIGATIONS--1.7%

Federal Home Loan Mortgage Corp.,
    Multiclass Mortgage Participation
    Ctfs., REMIC, Ser. 1552,
    Cl. H, 6.75%, 11/15/2022                       5,606,000                            5,853,838

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--1.9%

ABN Amro Mortgage,
    Ser. 2002-1A, Cl. M,
    5.635%, 2032                                     672,495                              695,788

Asset Securization,
    Ser. 1995-MD IV, Cl. A1,
    7.1%, 2029                                     1,493,739                            1,644,382

GS Mortgage Securities II,
    Ser. 1998-GLII, Cl. A2,
    6.562%, 2031                                   2,375,000                            2,648,719

Washington Mutual Mortgage
    Securities Corp.,
    Ser. 2002-AR5, Cl. 1A3,
    4.695%, 2032                                   1,310,023                            1,322,018

Wells Fargo Mortgage Backed
    Securities, Ser. 2002-B,
    Cl. B1, 6.15%, 2032                              352,545                              363,871

                                                                                        6,674,778

FOREIGN/GOVERNMENTAL--.3%

Province of Ontario,
    Bonds, 5.5%, 2008                                865,000                              967,184

INDUSTRIAL--1.9%

Emerson Electric,
    Notes, 5%, 2014                                  800,000                              832,854

Federated Department Stores,
    Notes, 6.3%, 2009                              1,250,000                            1,367,405

General Mills,
    Notes, 6%, 2012                                  600,000                              663,559

IBM,
    Notes, 4.75%, 2012                             1,500,000 (b)                        1,544,099

Praxair,
    Notes, 4.75%, 2007                               925,000                              974,702

Waste Management,
    Notes, 6.375%, 2012                            1,275,000                            1,375,258

                                                                                        6,757,877

MEDIA/TELECOMMUNICATIONS--2.1%

AOL Time Warner,
    Notes, 6.875%, 2012                              650,000 (b)                          686,878

Comcast,
    Notes, 6.5%, 2015                              1,000,000                            1,060,487

Comcast Cable Communications,
    Sr. Notes, 6.875%, 2009                          925,000                            1,017,580

Sprint Capital:
    Gtd. Notes, 6.9%, 2019                         1,980,000                            1,692,900
    Gtd. Sr. Notes, 6.125%, 2008                     950,000                              888,250

Time Warner,
    Gtd. Notes, 6.95%, 2028                        1,950,000 (c)                        1,921,653

                                                                                        7,267,748

REAL ESTATE INVESTMENT TRUSTS--.6%

Liberty Property,
    Sr. Notes, 7.25%, 2011                         1,950,000                            2,205,900

RESIDENTIAL MORTGAGE
    PASS-THROUGH CTFS.--.5%

Washington Mutual Mortgage
    Securities Corp., Ser. 2002-AR4,
    Cl. A7, 5.60%, 2032                            1,790,000                            1,838,935

U.S. GOVERNMENTS--5.0%

U.S. Treasury Bonds,
    5.375%, 2/15/2031                              4,960,000 (b)                        5,500,739

U.S. Treasury Notes:
    2%, 11/30/2004                                 1,500,000 (b)                        1,515,411
    4%, 11/15/2012                                 3,945,000 (b)                        4,047,767
    4.375%, 5/15/2007                              2,345,000 (b)                        2,526,738
    5%, 8/15/2011                                  1,505,000 (b)                        1,666,953
    5.75%, 11/15/2005                                470,000 (b)                          519,350
    6.5%, 8/15/2005                                1,490,000 (b)                        1,662,631
                                                                                       17,439,589

U.S. GOVERNMENT AGENCIES--2.5%

Federal Farm Credit Bank,
    Bonds, 2.125%, 8/15/2005                         750,000 (b)                          754,105

Federal Home Loan Bank,
    Bonds, 2.5%, 12/15/2005                        1,500,000                            1,521,055

Federal Home Loan Mortgage Corp.:
    Notes, 2.625%, 12/15/2005                        775,000 (b)                          786,595
    Notes, 3.875%, 6/27/2005                       1,850,000 (b)                        1,862,869
    Notes, 5%, 5/9/2007                            1,850,000 (b)                        1,863,875
    Notes, 5.75%, 4/29/2009                        1,750,000                            1,821,034
                                                                                        8,609,533

U.S. GOVERNMENT AGENCIES/
    MORTGAGED-BACKED--18.2%

Federal Home Loan Mortgage Corp.:
    5.5%, 9/1/2006-1/15/2018                       2,760,642                            2,805,062
    5.682%, 7/1/2031                               1,110,647 (d)                        1,154,995
    6%, 3/15/2029-8/1/2032                         4,829,283                            5,054,543
    6.5%, 7/15/2021-8/1/2032                       6,475,263                            6,723,252
    7%, 8/1/2029                                   1,156,111                            1,218,969
    8.5%, 6/1/2018                                 1,885,252                            2,064,351

Federal National
    Mortgage Association:
    2.875%, 10/15/2005                             1,160,000 (b)                        1,189,051
    4.5%, 3/1/2018                                 1,750,000                            1,697,500
    5.5%, 7/18/2006-12/1/2017                      5,568,631                            5,757,248
    6%, 8/1/2029-3/15/2033                         8,978,069                            9,343,262
    6.5%, 3/1/2017-8/1/2032                        6,770,207                            7,105,997
    7%, 6/1/2009-6/1/2032                          4,325,846                            4,577,231
    7.25%, 5/15/2030                                 500,000 (b)                          644,189
    7.5%, 7/1/2032                                 1,609,162                            1,714,755
    8%, 2/1/2013                                     815,312                              875,442

U.S. Government Agencies/
Mortgaged - Backed (continued)

Government National
    Mortgage Association I:
    6%, 10/15/2008-2/15/2009                       1,372,573                            1,459,627
    6.5%, 2/15/2024-5/15/2028                      4,857,175 (b)                        5,138,366
    7%, 5/15/2023-11/15/2023                       1,420,143                            1,521,328
    7.5%, 3/15/2027                                  736,624                              791,407
    8%, 2/15/2008                                    615,945                              660,792
    9%, 12/15/2009                                 1,144,517                            1,245,018

Government National
    Mortgage Association II:
    6.5%, 4/20/2031                                  965,896                            1,013,882
                                                                                       63,756,267

UTILITIES--1.0%

Cincinnati Gas & Electric,
    Notes, 5.7%, 2012                                750,000                              796,644

DTE Energy,
    Sr. Notes, 6.45%, 2006                           700,000                              765,136

Dominion Resources,
    Sr. Notes, 7.625%, 2005                        1,700,000                            1,889,484
                                                                                        3,451,264

TOTAL BONDS AND NOTES
    (cost $151,011,980)                                                               156,910,059

OTHER INVESTMENTS--11.7%                             Shares                             Value ($)
-----------------------------------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANIES:

Mellon Emerging Markets Fund,
  Class M Shares                                    635,744                             7,133,053

Mellon International Fund,
  Class M Shares                                  1,609,494                            14,742,969

Mellon Mid Cap Stock Fund,
  Class M Shares                                  2,143,931                            18,995,237

TOTAL OTHER INVESTMENTS
  (cost $55,193,057)                                                                   40,871,259
                                                  Principal

SHORT-TERM INVESTMENTS--7.2%                      Amount ($)                             Value ($)
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--3.7%

Salomon Smith Barney, Tri-Party
    Repurchase Agreement, 1.35%,
    dated 2/28/2003, due 3/3/2003
    in the amount of $13,051,468
    (fully collateralized by $12,776,000
    Federal Home Loan Mortgage Corp.
    Notes, 6%, due 10/3/2017,
    value $13,311,272                            13,050,000                           13,050,000

                                                                      The Funds

U.S. GOVERNMENT AGENCY
    DISCOUNT NOTES--1.0%

Federal Home Loan Mortgage Corp.,
    1.21%, 3/18/2003                              1,688,000                            1,687,149

Federal National Mortgage
    Association, 1.22%, 3/25/2003                 1,688,000                            1,686,752

                                                                                       3,373,901

U.S. TREASURY BILLS--2.5%
    1.15%, 3/13/2003                              8,575,000                            8,572,170

TOTAL SHORT-TERM INVESTMENTS
    (cost $24,996,162)                                                                24,996,071


INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-9.1%
                                                 Shares                                Value $
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund
    (cost $31,932,391)                           31,932,391                           31,932,391

TOTAL INVESTMENTS
    (cost $392,334,992)                             112.6%                           393,415,000

LIABILITIES, LESS CASH
    AND RECEIVABLES                                (12.6%)                           (43,873,609)

NET ASSETS                                         100.0%                            349,541,391

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003 THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $31,299,984 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $31,932,391.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT FEBRUARY 28,
     2003, THESE SECURITIES AMOUNTED TO $5,693,978 OR 1.6% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)

MELLON BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                         Principal
BONDS AND NOTES--96.8%                                  Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED CTFS.--.8%

Atlantic City Electric Transition
    Funding, Ser. 2001-1,
    Cl. A1, 2.899%, 2010                                7,000,000                       7,097,617

ASSET-BACKED CTFS.-
    HOME EQUITY LOANS--.8%

Residential Asset Mortgage
    Products Trust, Ser. 2002-RS1,
    Cl. AI2, 4.68%, 2026                               7,451,077                       7,490,865

BANK & FINANCE--14.5%

AXA Financial,
    Sr. Notes, 7.75%, 2010                             5,650,000                       6,587,516

Boeing Capital,
    Notes, 6.5%, 2012                                  7,875,000 (a)                   8,528,893

Bombardier Capital,
    Notes, Ser. A, 6.125%, 2006                        1,315,000 (b)                  10,126,925

CIT Group:
    Sr. Notes, 4.125%, 2006                            5,500,000 (a)                   5,523,095
    Sr. Notes, 5.75%, 2007                             3,000,000 (a)                   3,144,924

Citigroup:
    Notes, 5.5%, 2006                                  8,775,000 (a)                   9,601,438
    Notes, 6.625%, 2032                               10,000,000 (a)                  11,146,920

Countrywide Home Loans,
    Gtd. Medium-Term Notes:
        Ser. J, 5.5%, 2006                             5,680,000                       6,125,460
        Ser. K, 5.625%, 2007                           3,115,000                       3,377,037

Fleet Financial Group,
    Notes, 6.375%, 2008                                4,475,000                       5,032,831

Ford Motor,
    Global Landmark Securities,
    7.45%, 2031                                        8,745,000                       7,373,093

GMAC,
    Notes, 6.125%, 2006                                8,275,000                       8,605,901

General Electric Capital,
    Notes, Ser. A, 5.45%, 2013                        11,780,000 (a)                  12,425,438

HSBC,
    Notes, 5.25%, 2012                                12,650,000                      13,185,905

Heller Financial,
    Notes, 6.375%, 2006                                7,000,000                       7,752,857

International Lease Finance,
    Mid-Term Notes,
    Ser. O, 4%, 2006                                   9,325,000                       9,450,169

Lehman Brothers,
    Notes, 6.25%, 2006                                 4,135,000                       4,576,668

                                                                                     132,565,070

COLLATERALIZED MORTGAGE
    OBLIGATIONS--10.5%

ABN Amro Mortgage,Ser. 2002-1A,
    Cl. M, 5.635%, 2032                                4,111,325                       4,253,723

Federal Home Loan Mortgage Corp.,
  Multiclass Mortgage Participation
  Ctfs., REMIC:
        Ser. 1552, Cl. H,
            6.75%, 11/15/2022                         23,500,000                      24,538,921
        Ser. 1660, Cl. H,
            6.50%, 1/15/2009                           7,016,694                       7,527,229
        Ser. 2019, Cl. D,
            6.5%, 7/15/2021                            7,319,770                       7,469,942
        Ser. 2410, Cl. PH,
            5.5%, 1/15/2018                            5,000,000                       5,025,850
        Ser. 2480, Cl. PD,
            6%, 11/15/2031                            5,573,000                       5,851,258
        Ser. 2503, Cl. PG,
            6%, 4/15/2031                             4,940,000                       5,220,016

Federal National Mortgage
    Association, REMIC Trust,
    Pass-Through Ctfs.:
        Ser. 1992-18, Cl. HC,
            7.5%, 3/25/2007                           1,853,553                       1,979,317
        Ser. 2003-22, Cl. MK,
            4.5%, 3/1/2018                           10,055,000                       9,753,350

Washington Mutual
    Mortgage Securities:
        Ser. 2002-AR4, Cl. A1,
            5.59%, 2032                               4,574,185                       4,629,269
        Ser. 2002-AR4, Cl. A7,
            5.5963%, 2032                            10,000,000                      10,273,380
        Ser. 2002-AR5, Cl. 1A3,
            4.695%, 2032                              7,071,145                       7,135,890

Wells Fargo Mortgage Backed
    Securities Trust,  Ser. 2002-B,
        Cl. B1, 6.15%, 2032                           1,663,415                       1,716,858

                                                                                     95,375,003

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--1.9%

Asset Securitization,
    Ser.1995-MD IV, Cl. A-1,
    7.10%, 2029                                      6,511,725                       7,172,528

GS Mortgage Securities II,
    Ser. 1998-GLII, Cl. A-2,
    6.562%, 2031                                     8,750,000                       9,758,438

                                                                                    16,930,966

                                                                      The Funds

FOREIGN/GOVERNMENTAL--2.7%

Kredit Fuer Wiederaufbau,
    Gtd. Bonds, 3.375%, 2008                         8,560,000 (a)                   8,749,989

PEMEX Master Trust,
    Notes, 7.875%, 2009                              7,840,000 (b)                   8,545,600

Province of Ontario,
    Sr. Bonds, 5.5%, 2008                            6,500,000                       7,267,858

                                                                                    24,563,447

INDUSTRIAL--4.1%

Emerson Electric,
    Notes, 5%, 2014                                  4,500,000                       4,684,806

Federated Department Stores,
    Notes, 6.3%, 2009                                4,000,000                       4,375,696

General Mills,
    Notes, 6%, 2012                                  3,075,000                       3,400,738

IBM,
    Sr. Notes, 4.75%, 2012                           8,500,000 (a)                   8,749,892

Praxair, Notes, 4.75%, 2007                          4,925,000                       5,189,630

Waste Management:
    Sr. Notes, 6.375%, 2012                          6,000,000                       6,471,804
    Sr. Notes, 6.5%, 2008                            3,865,000                       4,244,705

                                                                                    37,117,271

MEDIA/TELECOMMUNICATIONS--4.4%

AOL Time Warner,
    Notes, 6.875%, 2012                              3,075,000 (a)                   3,249,463

Comcast Cable Communications:
    Sr. Notes, 6.5%, 2015                            4,000,000                       4,241,948
    Sr. Notes, 6.875%, 2009                          4,775,000                       5,252,915

Qwest Capital Funding,
    Notes, 7.25%, 2011                              10,280,000 (a)                   7,247,400

Sprint Capital:
    Gtd. Notes, 6.9%, 2019                           8,015,000                       6,852,825
    Gtd. Sr. Notes, 6.125%, 2008                     4,800,000                       4,488,000

Time Warner,
    Gtd. Deb., 6.95%, 2028                           8,550,000                       8,425,709

                                                                                    39,758,260

REAL ESTATE INVESTMENT TRUST--1.1%

Liberty Property,
    Sr. Notes, 7.25%, 2011                           8,525,000 (a)                   9,643,744

U.S. GOVERNMENT--14.1%

U.S. Treasury Bonds,
    5.375%, 2/15/2031                               31,775,000 (a)                  35,239,111

U.S. Treasury Note:
    2%, 11/30/2004                                   7,000,000 (a)                   7,071,918
    4%, 11/15/2012                                  21,310,000 (a)                  21,865,126
    4.375%, 5/15/2007                               14,530,000 (a)                  15,656,075
    4.75%, 11/15/2008                                3,145,000 (a)                   3,449,530
    4.875%, 2/15/2012                                8,725,000 (a)                   9,570,191
    5.875%, 11/15/2004                              22,500,000 (a)                  24,199,650
    6.5%, 8/15/2005                                 10,500,000 (a)                  11,716,530

                                                                                   128,768,131

U.S. GOVERNMENT AGENCIES--7.9%

Federal Farm Credit Banks:
    Bonds, 2.125%, 8/15/2005                         5,080,000 (a)                   5,107,803
    Bonds, 2.5%, 11/15/2005                          8,770,000                       8,878,564
    Bonds, 2.625%, 12/15/2005                        4,000,000 (a)                   4,059,844

Federal Home Loan Banks:
    Bonds, 2.5%, 3/15/2006                           9,090,000                       9,203,625
    Bonds, 2.5%, 12/15/2005                          8,750,000                       8,872,824

Federal Home Loan Mortgage Corp.:
    Notes, 3.875%, 6/27/2005                        10,000,000 (a)                  10,069,560
    Notes, 5%, 5/9/2007                              9,725,000 (a)                   9,797,937
    Notes, 5.75%, 4/29/2009                          8,600,000                       8,949,082

Federal National
    Mortgage Association:
        Bonds, 7.25%, 5/15/2030                      5,485,000 (a)                   7,066,748
        Notes, 5.5%, 7/18/2006                         250,000                         253,615

                                                                                    72,259,602

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--32.3%

Federal Home Loan
    Mortgage Corp.:
    5.5%, 9/1/2006                                    7,005,430                      7,250,620
    5.699%, 7/1/2031                                  5,414,403 (c)                  5,630,600
    6%                                                9,150,000 (d)                  9,521,673
    6%, 7/1/2017-8/1/2032                            20,972,072                     21,984,225
    6.5%, 8/1/2031-7/1/2032                          19,112,111                     20,009,188
    7%, 4/1/2032                                      6,020,012                      6,347,320
    8.5%, 6/1/2018                                   10,181,778                     11,149,047
Federal National
  Mortgage Association:
    5.5%                                             11,750,000 (d)                 12,241,973
    5.5%, 12/1/2017-1/1/2018                         11,559,586                     12,061,618
    6.%                                              35,605,000 (d)                  37,029,200
    6.5%, 3/1/2017-8/1/2032                          48,002,295                      50,407,141
    7%, 4/1/2032-6/1/2032                            31,285,194                      33,046,861
    7.5%, 7/1/2032                                    8,250,147                       8,791,521
    8%, 7/1/2007-2/1/2013                             5,346,512                       5,714,937

Government National
    Mortgage Association I,
        6%, 10/15/2008-5/15/2009                      3,973,034                       4,226,537
        6.5%, 2/15/2024-5/15/2028                    18,567,753 (a)                  19,638,901
        7%, 5/15/2023-12/15/2023                     11,125,426                      11,906,923
        7.5%, 3/15/2027                               3,963,141                       4,257,880
        8%, 5/15/2007-2/15/2008                       3,147,607                       3,350,234
        9%, 12/15/2009                                4,953,928                       5,388,932

Government National
    Mortgage Association II,
        6.5%, 4/20/2031                               4,775,819                       5,013,081

                                                                                    294,968,412

UTILITIES--1.7%

Cincinnati Gas & Electric,
    Notes, 5.7%, 2012                                 4,290,000                       4,556,804

DTE Energy,
    Sr. Notes, 6.45%, 2006                            3,040,000                       3,322,875

Dominion Resources,
    Sr. Notes, Ser. B,
    7.625%, 2005                                      7,065,000                       7,852,472

                                                                                     15,732,151

TOTAL BONDS AND NOTES
    (cost $851,615,989)                                                             882,270,539

REPURCHASE AGREEMENTS--2.8%

JPMorgan Chase,
  1.2%, dated 2/28/2003, due 3/3/2003
  in the amount of $25,905,590
  (fully collateralized by $21,524,000
  U.S Treasury Bonds, 6.375%,
  8/15/2027, value $26,465,822)
    (cost $25,903,000)                               25,903,000                      25,903,000

U.S. GOVERNMENT AGENCIES
    DISCOUNT NOTES--2.4%

Federal Home Loan Mortgage Corp.,
    1.23%, 3/18/2003                                 12,203,000                      12,196,027

Federal National Mortgage Association,
    1.24%, 3/25/2003                                  9,700,000                       9,692,175

                                                                                     21,888,202

U.S. TREASURY BILLS--5.1%
    1.15%, 3/13/2003                                 46,280,000                      46,264,728

TOTAL SHORT--TERM INVESTMENTS
    (cost $94,053,462)                                                               94,055,930


INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED--23.9%                       Shares                             Value ($)
---------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund
    (cost $217,598,275)                                                             217,598,275

    TOTAL INVESTMENT
    (cost $1,163,267,726)                            131.0%                       1,193,924,744

LIABILITIES, LESS CASH AND RECEIVABLES               (31.0%)                       (282,315,613)

NET ASSETS                                           100.0%                         911,609,131

(A)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE
TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $212,599,209 AND THE
TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $217,598,275.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBRUARY 28, 2003,
THESE SECURITIES AMOUNTED TO $18,672,525 OR 2.0% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds
STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)

MELLON INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                Principal
BONDS AND NOTES--96.4%                          Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET--BACKED CTFS.--.9%

Atlantic City Electric Transition
    Funding, Ser. 2002-1,
    Cl. A1, 2.89%, 2010                        4,000,000                       4,055,781

ASSET-BACKED CTFS.-
    HOME EQUITY LOANS--1.2%

EQCC, Home Equity Loan Trust,
    Ser. 1996-4, Cl. A7, 7.14%, 2023           2,706,118                       2,775,828

Residential Asset Mortgage
    Products Trust, Ser. 2002-RS1,
    Cl. AI2, 4.68%, 2026                       2,795,254                       2,810,180

                                                                               5,586,008

BANK & FINANCE--16.9%

AXA Financial,
    Sr. Notes, 7.75%, 2010                     2,900,000                       3,381,203

American General Finance,
    Notes, Ser. H, 5.375%, 2012                3,250,000                       3,380,455

BSCH Issuances,
  Gtd. Sub. Notes, 7.625%, 2010                1,250,000                       1,462,100

Bank of America,
  Notes, 6.625%, 2004                          3,750,000                       3,993,506

Bear Stearns,
  Sr. Notes, 7.625%, 2005                      1,100,000                       1,213,257

Boeing Capital,
  Notes, 6.5%, 2012                            3,210,000  (a)                  3,476,539

Bombardier Capital,
    Notes, Ser. A, 6.125%, 2006                4,870,000 (b)                   4,358,650

CIT Group:
    Sr. Notes, 4.125%, 2006                    3,050,000                       3,062,807
    Sr. Notes, 5.75%, 2007                     1,380,000 (a)                   1,446,665

Citigroup,
    Notes, 5.5%, 2006                          4,025,000                       4,404,079

Countrywide Home Loans:
    Gtd. Medium-Term Notes,
        Ser. J, 5.5%, 2006                     3,020,000                       3,256,847
    Gtd. Medium-Term Notes,
        Ser. K, 5.625%, 2007                   2,130,000                       2,309,178

Fleet Financial Group,
    Notes, 6.375%, 2008                        1,750,000                       1,968,146

Ford Motor Credit,
    Notes, 7.6%, 2005                         3,725,000                       3,863,071

GMAC:
    Notes, 6.125%, 2006                       3,525,000 (a)                   3,665,958
    Notes, 7.25%, 2011                        3,750,000                       3,844,466

General Electric Capital,
    Notes, Ser. A, 5%, 2007                   6,300,000 (a)                   6,759,598

Goldman Sachs Group,
    Bonds, 7.625%, 2005                       3,000,000                       3,375,708

HSBC,
    Sub. Notes, 5.25%, 2012                   5,400,000                       5,628,766

Heller Financial,
    Notes, 6.375%, 2006                       4,635,000                       5,133,498

International Lease Finance,
    Medium-Term Notes,
    Ser. O, 4%, 2006                          1,250,000                       1,266,779

J.P. Morgan Chase & Co.,
    Sub. Notes, 6.75%, 2011                   1,750,000                       1,961,629

Lehman Brothers,
    Notes, 6.25%, 2006                        2,265,000                       2,506,929

Morgan Stanley Dean Witter & Co.,
    Notes, 6.1%, 2006                         1,845,000                       2,028,802

                                                                             77,748,636

BREWERY--.3%

Anheuser Busch,
    Notes, 4.625%, 2015                       1,425,000                       1,453,737

COLLATERALIZED MORTGAGE
    OBLIGATIONS--8.6%

ABN Amro Mortgage, Ser. 2002-1A,
    Cl. M, 5.635%, 2032                       1,713,052                       1,772,384

Federal Home Loan Mortgage
    Corp., Multiclass Mortgage
    Participation Ctfs., REMIC:
        Ser. 2134, Cl. PM,
            5.5%, 3/15/2014                   5,250,000                       5,576,340
        Ser. 2410, Cl. PH,
            5.5%, 1/15/2018                   4,000,000                       4,020,680
        Ser. 2480, Cl. PD,
            6%, 11/15/2031                    2,475,000                       2,598,576
        Ser. 2503, Cl. PG,
            6%, 4/15/2031                     1,735,000                       1,833,346

Federal National Mortgage
    Association, Trust
    Pass-Through Ctfs., REMIC:
        Ser. 2002-65, Cl. HC,
            5%, 10/25/2017                   4,465,000                       4,518,759
        Ser. 2002-71, Cl. KM,
            5%, 11/25/2017                   4,250,000                       4,250,000
        Ser. 2002-74, Cl. YA,
            5%, 11/25/2017                   2,834,391                       2,894,086
        Ser. 2003-22, Cl. MK,
            4.5%, 3/1/2018                   4,750,000                       4,607,500

Washington Mutual
    Mortgage Securities:
        Ser. 2002-AR4, Cl. A1,
            5.59%, 2032                      2,003,446                       2,027,573
        Ser. 2002-AR4, Cl. A7,
            5.5963%, 2032                    4,500,000                       4,623,021

Wells Fargo Mortgage Backed
    Securities Trust, Ser. 2002-B,
    Cl. B1, 6.15%, 2032                        744,813                         768,742

                                                                            39,491,007

COMMERCIAL MORTGAGE-
    BACKED--1.0%

GS Mortgage Securities II,
    Ser. 1998-GLII, Cl. A-2,
    6.562%, 2031                             4,250,000                       4,739,813

FOREIGN/GOVERNMENTAL--4.7%

Canada Government,
    Bonds, 6.375%, 2004                      1,500,000                       1,625,781

International Bank for
    Reconstruction and
    Development, Notes, 7%, 2005             2,000,000                       2,203,858

Kredit Fuer Wiederaufbau,
    Gtd. Bonds, 3.375%, 2008                 4,500,000 (a,c)                 4,599,878

PEMEX Master Trust,
    Notes, 7.875%, 2009                      3,600,000                       3,924,000

Province of Ontario,
    Sr. Bonds, 5.5%, 2008                    6,700,000                       7,491,484

Republic of Italy,
    Bonds, 5.25%, 2004                       1,500,000                       1,548,546

                                                                            21,393,547

INDUSTRIAL--4.6%

Emerson Electric,
    Notes, 5%, 2014                          2,000,000                       2,082,136

Federated Department Stores,
    Notes, 6.3%, 2009                        1,750,000                       1,914,367

General Mills,
    Notes, 6%, 2012                          1,325,000                       1,465,359

IBM,
    Sr. Notes, 4.75%, 2012                   4,500,000                       4,632,296

Phillips Petroleum,
    Notes, 8.75%, 2010                       3,525,000                       4,446,788

Praxair,
    Notes, 4.75%, 2007                       2,150,000                       2,265,523

Waste Management:
    Sr. Notes, 6.375%, 2012                  2,135,000                       2,302,883
    Sr. Notes, 6.5%, 2008                    1,960,000                       2,152,554

                                                                            21,261,906

MEDIA/TELECOMMUNICATIONS--5.8%

AOL Time Warner,
    Notes, 6.875%, 2012                      1,275,000                       1,347,338

Comcast Cable Communications:
    Sr. Notes, 6.5%, 2015                    2,000,000                       2,120,974
    Sr. Notes, 6.875%, 2009                  1,950,000                       2,145,170

News America,
    Gtd. Sr. Deb., 7.43%, 2026               6,500,000                       6,964,477

Qwest Capital Funding,
    Notes, 7.25%, 2011                       5,695,000 (a)                   4,014,975

Sprint Capital:
    Gtd. Notes, 6.9%, 2019                   1,000,000                         855,000
    Gtd. Sr. Notes, 6.125%, 2008             2,250,000                       2,103,750

Verizon Global Funding,
    Notes, 7.375%, 2012                      6,000,000 (a)                   7,102,614

                                                                            26,654,298

REAL ESTATE--.9%

Liberty Property,
    Sr. Notes, 7.25%, 2011                   3,525,000                       3,987,589

U.S. GOVERNMENT--35.0%

U.S. Treasury Notes:
    2%, 11/30/2004                           4,250,000                       4,293,665
    3%, 2/29/2004                            1,495,000                       1,521,506
    4%, 11/15/2012                          14,955,000 (a)                  15,344,578
    4.25%, 11/15/2003                        6,000,000 (a)                   6,129,360
    4.375%, 5/15/2007                        9,430,000 (a)                  10,160,825
    4.375%, 8/15/2012                        7,560,000 (a)                   7,989,635
    4.625%, 5/15/2006                       10,980,000 (a)                  11,868,172
    5.625%, 5/15/2008                        8,535,000 (a)                   9,715,903
    5.75%, 8/15/2003                        22,250,000 (a)                  22,717,473
    5.75%, 11/15/2005                        8,650,000 (a)                   9,558,250
    5.875%, 11/15/2004                      19,000,000 (a)                  20,435,260
    6%, 8/15/2009                            5,500,000 (a)                   6,429,610
    6.5%, 8/15/2005                         11,015,000 (a)                  12,291,197
    6.5%, 10/15/2006                        13,250,000 (a)                  15,224,515
    6.75%, 5/15/2005                         6,200,000 (a)                   6,890,184

                                                                           160,570,133

U.S. GOVERNMENT AGENCIES--10.8%

Federal Farm Credit Banks:
    Bonds, 2.125%, 8/15/2005                 2,250,000                       2,262,314
    Bonds, 2.5%, 11/15/2005                  2,510,000                       2,541,071

Statement of Investment (unaudited)
(continued)                                                         The Funds

    Bonds, 2.625%, 12/15/2005                4,750,000                       4,821,065
    Bonds, 3.875%, 2/1/2005                  7,250,000                       7,551,470

Federal Home Loan Banks:
    Bonds, 2.5%, 3/15/2006                   4,500,000                       4,556,250
    Bonds, 2.5%, 2/15/2005                   4,250,000                       4,309,657
    Bonds, Ser. 314,
        3.375%, 6/15/2004                    1,085,000 (a)                   1,112,125

Federal Home Loan Mortgage Corp.:
    Notes, 3.875%, 6/27/2005                 4,000,000                       4,027,824
    Notes, 5%, 5/9/2007                      3,650,000                       3,677,375
    Notes, 5.75%, 4/29/2009                  3,750,000                       3,902,216

Federal National
    Mortgage Association:
    Notes, 2.875%, 10/15/2005                6,300,000 (a)                   6,457,500
    Notes, 4.375%, 9/15/2012                 4,440,000 (a)                   4,541,658

                                                                            49,760,525

U.S. GOVERNMENT AGENCIES/
    MORTGAGE--BACKED--4.1%

Federal Home Loan Mortgage Corp.:
    4.5%, 11/1/2007                          4,892,519                       5,056,075
    5.45%, 11/1/2032                         3,801,803                       3,927,828
    6.%, 12/1/2004                           1,840,430                       1,897,944
    6.5%, 3/1/2004                            319,366                         327,449

Federal National
    Mortgage Association:
        5.5%, 6/1/2006                       2,432,012                       2,513,314
        7%, 6/1/2009                         1,373,000                       1,470,827

Government National
    Mortgage Association I:
        6.5%, 9/15/2013                      2,211,090                       2,368,630
        8%, 2/15/2008                        1,038,130                       1,113,717

                                                                            18,675,784

UTILITIES--1.6%

Cincinnati Gas & Electric,
    Notes, 5.7%, 2012                        1,960,000                       2,081,896

DTE Energy,
    Sr. Notes, 6.45%, 2006                   1,260,000                       1,377,244

Dominion Resources,
    Sr. Notes, Ser. B, 7.625%, 2005          3,580,000                       3,979,031

                                                                             7,438,171

TOTAL BONDS AND NOTES
    (cost $424,976,577)                                                     442,816,935
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--3.8 %
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--2.8%

Salomon Smith Barney,
  1.28%, dated 2/28/2003 due
  3/3/2003 in the amount of
  $12,835,369 (fully collateralized
  by $12,595,000 U.S. Treasury
  Bonds 3.625%, 3/31/2004,
  value $13,098,800)                       12,834,000                      12,834,000

U.S. GOVERNMENT AGENCIES
    DISCOUNT NOTES--1.0%

Federal National Mortgage
    Association, 3/25/2003                  4,582,000                       4,578,304

TOTAL SHORT-TERM INVESTMENTS
    (cost $17,412,304)                                                     17,412,304

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED--32.1%             Shares                           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund
    (cost $147,411,614)                   147,411,614                     147,411,614


TOTAL INVESTMENTS
    (cost $589,800,495)                        132.3%                     607,640,853

LIABILITIES, LESS CASH AND RECEIVABLES         (32.3%)                   (148,516,380)

NET ASSETS                                     100.0%                     459,124,473

(A)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT JANUARY 31, 2003, THE
TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $143,778,685 AND THE
TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $147,411,614.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JANUARY 31, 2003,
THESE SECURITIES AMOUNTED TO $8,282,650 OR 1.8% OF NET ASSETS.

(C)  GUARANTEED BY THE REPUBLIC OF GERMANY.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)

MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------

                                            Principal
BONDS AND NOTES--92.7%                     Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--6.0%

Federal Home Loan Mortgage
  Corp., Multiclass Mortgage
  Participation Ctfs., REMIC:
     Ser. 1588, Cl. QC,
            6.5%, 10/15/2022                1,005,388                       1,024,570
        Ser. 2106, Cl. BC,
            5.5%, 6/15/2017                   701,305                         704,463
        Ser. 2483, Cl. DA,
            5.5%, 6/15/2008                 1,500,000                       1,547,212
        Ser. 2495, Cl. UC,
            5%, 7/15/2032                     944,088                         980,402

Federal National Mortgage
    Association, REMIC Trust,
    Gtd. Pass-Through Ctfs.:
        Ser. 2002-33, Cl. B,
            6%, 2/25/2031                     701,208                         717,849
        Ser. 2002-74, Cl. YA,
            5%, 11/25/2017                    663,274                         677,243
        Ser. 2002-91, Cl. QA,
            5%, 10/25/2005                  1,220,000                       1,249,166

                                                                            6,900,905

U.S. GOVERNMENT--35.1%

U.S. Treasury Notes:
    2%, 11/30/2004                          8,000,000                       8,082,192
    2.25%, 7/31/2004                        7,000,000 (a)                   7,091,840
    2.875%, 6/30/2004                       4,000,000 (a)                   4,084,220
    4.375%, 5/15/2007                       4,000,000 (a)                   4,310,000
    5.75%, 11/15/2005                       5,000,000 (a)                   5,525,000
    5.875%, 2/15/2004                       3,000,000                       3,133,830
    5.875%, 11/15/2004                      5,250,000 (a)                   5,646,585
    6%, 8/15/2004                           2,000,000 (a)                   2,135,620

                                                                           40,009,287

U.S. GOVERNMENT AGENCIES--30.4%

Federal Farm Credit Banks:
    Bonds, 2.125%, 8/15/2005                1,000,000 (a)                   1,005,473
    Bonds, 2.625%, 12/15/2005                 500,000                         507,481
    Bonds, 3.875%, 12/15/2004               1,250,000                       1,298,543
    Bonds, 3.875%, 2/1/2005                 1,000,000                       1,041,582

Federal Home Loan Banks:
    Bonds, Ser. 303,
        3.75%, 4/15/2004                   2,000,000 (a)                   2,053,620
    Bonds, Ser. 314,
            3.375%, 6/15/2004              4,000,000                       4,100,000
    Bonds, Ser. 375,
        2.5%, 12/15/2005                   1,000,000                       1,014,037
    Bonds, Ser. 392,
        2.5%, 3/15/2006                    1,000,000                       1,012,500
    Bonds, 4.75%, 7/24/2007                1,000,000                       1,013,750
    Notes, 4.125%, 11/15/2004              2,500,000 (a)                   2,606,250

Federal Home Loan Mortgage Corp.:
    Bonds, 3.7%, 8/5/2005                  1,000,000                       1,008,750
    Notes, 3.25%, 12/15/2003               1,250,000                       1,269,800
    Notes, 3.25%, 5/20/2004                  850,000                         868,062
    Notes, 3.5%, 7/29/2005                 1,000,000                       1,007,500
    Notes, 3.875%, 6/27/2005               1,000,000 (a)                   1,006,956
    Notes, 4%, 12/10/2004                  1,000,000                       1,007,102
    Notes, 4.3%, 5/31/2005                   900,000                         905,871
    Notes, 4.5%, 4/15/2005                 1,165,000                       1,169,369
    Notes, 5.7%, 7/11/2006                   800,000                         811,000
    Notes, 5.75%, 4/29/2009                  860,000                         894,908

Federal National Mortgage Association:
    Bonds, 3%, 5/19/2004                   1,000,000                       1,003,901
    Notes, 2.43%, 8/20/2004                1,300,000                       1,306,501
    Notes, 2.875%, 10/15/2005              1,500,000 (a)                   1,537,500
    Notes, 3%, 11/14/2005                    950,000                         952,205
    Notes, 3.125%, 8/15/2005               1,300,000                       1,308,485
    Notes, 3.25%, 9/12/2005                1,504,000                       1,516,160
    Notes, 5.5%, 7/18/2006                 1,415,000                       1,435,464

                                                                          34,662,770
U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--21.2%

Federal Home Loan Mortgage Corp.:
    4.%, 2/1/2008                          2,720,000                       2,799,043
    4.5%, 11/1/2007-12/1/2007              4,302,838                       4,446,682
    4.927%, 11/1/2032                        950,451 (b)                     981,957
    5.681%, 7/1/2031                         555,323 (b)                     577,497
    6.%, 12/1/2004                           595,352                         613,957

Federal National Mortgage Association:
    4.5%, 1/1/2010                           993,842                       1,019,304
    4.665%, 4/1/2032                         826,545 (b)                     849,846
    4.703%, 5/1/2032                       1,437,725 (b)                   1,487,858
    4.744%, 6/1/2032                       1,522,722 (b)                   1,562,693
    4.884%, 5/1/2032                         564,657 (b)                     584,792
    5.09%, 3/1/2032                          843,755 (b)                     870,924
    5.543%, 3/1/2032                         515,770 (b)                     532,909
    5.644%, 6/1/2032                       1,446,417 (b)                   1,503,174
    5.838%, 6/1/2032                       1,708,146 (b)                   1,771,826

Government National
    Mortgage Association I,
    6%, 12/15/2008-4/15/2009               4,326,354                       4,617,105

                                                                          24,219,567

TOTAL BONDS AND NOTES
    (cost $103,665,753)                                                  105,792,529

                                                            The Funds
          Short-Term
          Investments - 5.9%

REPURCHASE AGREEMENTS;

Salomon Smith Barney,
  1.28%, dated 2/28/2003,
  due 3/3/2003 in the
  amount of $6,799,725
  (fully collateralized by
  $6,675,000 U.S. Treasury
  Bonds, 3.625%,  3/31/2004,
  value $7,042,102)
    (cost $6,799,000)                     6,799,000                       6,799,000

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-31.7%             Shares                           Value ($)

REGISTERED INVESTMENT COMPANY;
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Institutional Preferred
  Money Market Fund
    (cost $36,176,536)                   36,176,536                      36,176,536

TOTAL INVESTMENTS
    (cost $146,641,289)                      130.3%                     148,768,065

LIABILITIES, LESS CASH AND RECEIVABLES       (30.3%)                    (34,623,618)

NET ASSETS                                    100.0%                     114,144,447

(A)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE
TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $35,232,669 AND THE TOTAL
MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $36,176,536.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)

MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                         Principal
  INVESTMENTS--95.8%                       Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.9%

Alabama 5%, 6/1/2009                       2,295,000                       2,581,783

Alabama Public School & College
    Authority, Capital Improvement
    5.625%, 7/1/2013                       3,000,000                       3,431,310

ALASKA--.2%

Anchorage, Electric Utility Revenue

    8%, 12/1/2010 (Insured; MBIA)          1,000,000                       1,323,910

ARIZONA--4.5%

Arizona School Facilities Board,

  State School Improvement Revenue:

    5.25%, 7/1/2007                        4,000,000                       4,533,480

    5%, 7/1/2008                           1,625,000                       1,836,884

Maricopa County Unified
    School District:

        (Paradise Valley):

            6.35%, 7/1/2010
                 (Insured; MBIA)             550,000                         665,775

            7%, 7/1/2011(Insured; MBIA)    1,905,000                       2,404,891

        (Scottsdale School)
            6.60%, 7/1/2012                1,250,000                       1,556,988

Phoenix 6.25%, 7/1/2016                    1,250,000                       1,551,013

Phoenix Industrial Development
    Authority, SFMR 6.60%, 12/1/2029
    (Collateralized; FNMA, GNMA)           1,755,000                       1,834,431

Salt River Project Agricultural
    Improvement & Power District,

    Electric System Revenue:

        5%, 1/1/2004                       5,000,000                       5,166,950

        5%, 1/1/2005                       1,510,000                       1,614,326

        5%, 1/1/2010                       1,000,000                       1,117,920

        5%, 1/1/2012                       1,160,000                       1,294,560

Scottsdale Industrial Development
    Authority, HR (Scottsdale
    Healthcare) 5.70%, 12/1/2021           1,000,000                       1,037,720

Tucson:

    5%, 7/1/2005                           1,000,000                       1,085,890

    5%, 7/1/2012                           1,265,000                       1,417,711

University of Arizona, University
    Revenues 5%, 6/1/2005
    (Insured; FSA)                         3,620,000                       3,920,026

CALIFORNIA--10.3%

California:

    6.80%, 10/1/2005                         700,000                         789,460

    5.75%, 3/1/2008                          190,000                         205,979

    5.75%, 3/1/2008
        (Prerefunded 3/1/2008)                45,000 (a)                      49,638

    5.75%, 3/1/2009                           80,000                          87,227

    5.75%, 3/1/2009
        (Prerefunded 3/1/2005)                15,000 (a)                      16,546

    6.60%, 2/1/2009                          510,000                         598,750

California Department of Water
    Resources, Power Supply Revenue
    5.50%, 5/1/2008                        4,000,000                       4,464,680

California Educational
    Facilities Authority:

        (Pepperdine University)
            5.75%, 9/15/2030               3,000,000                       3,294,660

        (Stanford University):

            5%, 11/1/2011                  3,000,000                       3,368,640

            5.25%, 12/1/2013               2,215,000                       2,548,313

California Housing Finance Agency,
    Home Mortgage Revenue

    5.65%, 8/1/2006 (Insured; MBIA)          655,000                         710,256

California Infrastructure & Economic
    Development Bank, Revenue

    (Clean Water State Revolving
    Fund) 5%, 10/1/2017                    2,500,000                       2,690,225

California Rural Home Mortgage
    Finance Authority, SFMR (Mortgage
    Backed Securities Program)

    5.75%, 5/1/2009                           15,000                          15,237

California Statewide Community
    Development Authority, Revenue:

        (Kaiser Permanente):

            3.70%, 6/1/2005                3,000,000                       3,111,330

            3.85%, 8/1/2006                1,250,000                       1,310,913

        Multi Family Housing:

            (Archstone/LeClub)
                 5.30%, 6/1/2008           1,000,000                       1,075,270

            (Archstone/Seascape)
                 5.25%, 6/1/2008           4,000,000                       4,291,600

            (Equity Residential)
                 5.20%, 6/15/2009          3,000,000                       3,230,490

Foothill/Eastern Transportation
    Corridor Agency,

    Toll Road Revenue:

        0/5.80%, 1/15/2020                 1,505,000 (b)                   1,161,935

        0/5.875%, 1/15/2026
            (Insured; MBIA)                8,000,000 (b)                   6,194,160

Golden State Tobacco Securitization
    Corp., Tobacco settlement
    Revenue 6.75%, 6/1/2039                4,000,000                       3,948,760

                                                            The Funds


Statement of Investments (unaudited) (continued)


Kern High School District

    6.40%, 2/1/2012 (Insured; MBIA)        2,750,000                       3,290,513

Los Angeles Department of Water
    & Power, Power Systems Revenue
    5.25%, 7/1/2011 (Insured; MBIA)        3,250,000                       3,682,088

Los Angeles Unified School District:

    5.75%, 7/1/2013 (Insured; MBIA)        4,000,000                       4,721,760

    5.75%, 7/1/2016 (Insured; MBIA)        2,000,000                       2,373,880

Modesto Wastewater Treatment
    Facility, Revenue 6%,
    11/1/2009 (Insured; MBIA)                500,000                         594,430

Oakland Joint Powers Financing
    Authority, LR (Oakland Convention
    Centers) 5.50%, 10/1/2013
    (Insured; AMBAC)                       1,500,000                       1,743,060

Sacramento Municipal Utility District,
    Electric Revenue

    5.30%, 7/1/2012                        1,500,000                       1,686,510

San Diego County Regional
    Transportation Commission,

    Sales Tax Revenue

    6%, 4/1/2004 (Insured; FGIC)             250,000                         263,183

San Francisco City & County
    Airports Commission,
    International Airport Revenue
    5.625%, 5/1/2006 (Insured; FGIC)         500,000                         553,000

San Jose Redevelopment Agency,
    Tax Allocation (Merged Area
    Redevelopment) 6%,
    8/1/2009 (Insured; MBIA)                 625,000                         738,938

Santa Margarita-Dana Point
    Authority, Revenue 7.25%,
    8/1/2007 (Insured; MBIA)                 500,000                         609,510

Southern California Public Power

  Authority, Power Project Revenue
  (San Juan Unit 3):

        5.50%, 1/1/2013 (Insured; FSA)     3,010,000                       3,470,831

        5.50%, 1/1/2014 (Insured; FSA)     2,000,000                       2,308,380

Westside Unified School District

    6%, 8/1/2014 (Insured; AMBAC)            385,000                         464,526

COLORADO--3.1%

Colorado Department of
  Transportation, Transportation
  Revenue 5.25%, 6/15/2010
    (Insured; MBIA)                         1,000,000                       1,139,820

Colorado Health Facilities Authority,

  Revenue (Vail Valley Medical

    Center) 5.75%, 1/15/2022                1,770,000                       1,802,497


Colorado Housing Finance Authority:

    6.75%, 4/1/2015                           450,000                         495,662

    6.70%, 10/1/2016                          315,000                         336,392

    7.15%, 10/1/2030                          640,000                         687,162

    (Single Family Program):

        7.10%, 5/1/2015                       115,000                         117,482

        6.05%, 10/1/2016                      725,000                         767,942

        6.75%, 10/1/2021                    1,405,000                       1,499,528

        7.55%, 11/1/2027                      175,000                         178,910

        6.80%, 11/1/2028                      270,000                         278,605

Jefferson County School District:

    5.25%, 12/15/2005
        (Insured; MBIA)                     1,680,000                       1,858,349

    6.50%, 12/15/2010
        (Insured; MBIA)                     1,500,000                       1,845,615

Northwest Parkway Public
    Highway Authority:

        0/5.45%, 6/15/2017
            (Insured; FSA)                  7,690,000 (b)                   5,416,759

        0/5.55%, 6/15/2018
            (Insured; FSA)                  5,000,000 (b)                   3,497,550

University of Colorado,
    Enterprise System Revenue:

        5%, 6/1/2009                          500,000                         561,870

        5.50%, 6/1/2010                       500,000                         577,680

CONNECTICUT--.9%

Connecticut 5%, 11/15/2005                    500,000                         548,250

Connecticut Health & Educational
    Facilities Authority, Revenue (Yale
    University) 5.125%, 7/1/2027              300,000                         310,395

Mohegan Tribe Indians Gaming
    Authority, Public Improvement

    (Priority Distribution):

        5.375%, 1/1/2011                    1,400,000                       1,472,548

        6%, 1/1/2016                        1,750,000                       1,877,575

Stamford:

    5%, 7/15/2006                           1,500,000                       1,667,145

    6.60%, 1/15/2007                          500,000                         585,250

DISTRICT OF COLUMBIA--.3%

District of Columbia Tobacco
  Settlement Financing Corp.

    6.50%, 5/15/2033                        2,000,000                       1,941,900

FLORIDA--3.5%

Broward County, RRR:

    (Wheelabrator North)
        4.50%, 12/1/2011                      130,000                         132,167

    (Wheelabrator South)
        4.50%, 6/1/2011                     1,600,000                       1,627,616

FLORIDA (CONTINUED)

Capital Trust Agency, Revenue

    (Seminole Tribe Convention)
    10%, 10/1/2033                          6,315,000                       6,517,712

Florida Board of Education

    Capital Outlay 4%, 6/1/2008             8,430,000                       9,084,590

Florida Municipal Loan Council,
    Revenue 5.75%, 11/1/2015
    (Insured; MBIA)                           520,000                         596,996

Hillsborough County Educational
    Facilities Authority (University of
    Tampa Project) 5.75%, 4/1/2008          3,405,000                       3,794,055

Key West Utility Board, Electric
    Revenue 5.75%, 10/1/2006
    (Insured; FGIC)                         1,000,000                       1,142,200

Orange County Health Facilities
    Authority, HR (Orlando Regional
    Healthcare) 5.75%, 12/1/2032            1,000,000                       1,023,520

GEORGIA--2.5%

Atlanta, Water & Wastewater
    Revenue 5%, 11/1/2029
    (Prerefunded 5/1/2009)                  1,435,000 (a)                   1,629,199

Chatham County Hospital Authority

  (Memorial Health Medical Center)

    6.125%, 1/1/2024                        2,480,000                       2,636,513

DeKalb County, Water & Sewer

    Revenue 6.25%, 10/1/2005                1,000,000                       1,123,960

Georgia:

    6%, 1/1/2006                              900,000                         999,333

    5.95%, 3/1/2008                         3,650,000                       4,257,835

    5.40%, 11/1/2010                        1,000,000                       1,158,200

    5.75%, 9/1/2011                         3,460,000                       4,084,945

Georgia Municipal Electric
    Authority (Project One)

    6%, 1/1/2005 (Insured; AMBAC)           1,295,000                       1,406,992

ILLINOIS--4.7%

Chicago, SFMR

 4.70% 10/1/2017
(Collateralized; FNMA, GNMA)                  790,000                         793,508

Chicago Metropolitan Water
    Reclamation District
    (Chicago Capitol Improvement)
    7.25% 12/1/2012                         8,500,000                      11,120,890

Chicago O'Hare International
    Airport, Revenue:

        Passenger Facility Charge

            6%, 1/1/2005
                 (Insured; AMBAC)           2,165,000                       2,348,505

Chicago O'Hare International
  Airport, Revenue (continued):

     Second Lien Passenger Facility

            5.50%, 1/1/2004
                 (Insured; AMBAC)           1,000,000                       1,035,070

Du Page County Community
    High School District (Downers Grove)
    5.50%, 12/1/2014 (Insured; FSA)         1,000,000                       1,120,980

Illinois 5.50%, 8/1/2003                    2,100,000                       2,139,543

Illinois Health Facilities Authority,
    Revenue (Community Provider
    Pooled Program):

        7.90%, 8/15/2003
            (Insured; MBIA)                    21,000                          21,066

        7.90%, 8/15/2003
            (Insured; MBIA)                   314,000                         315,878

        (Loyola University
            Health System)

            5.75%, 7/1/2011                 3,500,000                       3,792,390

Lake County Community Unitary
    School District (Waukegan) 5.625%,
    12/1/2011 (Insured; FSA)                3,150,000                       3,609,743

Regional Transportation Authority:

    7.75%, 6/1/2009 (Insured; FGIC)         1,000,000                       1,271,360

    7.75%, 6/1/2010 (Insured; FGIC)         1,620,000                       2,091,388

    7.75%, 6/1/2012 (Insured; FGIC)         1,890,000                       2,509,259

INDIANA--.4%

Purdue University, University Student
    Fee Revenue 6.75%, 7/1/2009
    (Prerefunded 1/1/2005)                  2,200,000 (a)                   2,485,604

IOWA--.7%

Iowa Student Loan Liquidity Corp.,

  Student Loan Revenue

    5.65%, 12/1/2005                        1,000,000                       1,023,040

Muscatine, Electric Revenue

    5.50%, 1/1/2011
    (Insured; AMBAC)                        3,000,000                       3,431,430

KENTUCKY--.8%

Kentucky Property & Buildings
    Commission, Revenue
    6%, 2/1/2014
    (Prerefunded 2/1/2010)                  2,000,000 (a)                   2,364,660

Kentucky Turnpike Authority, EDR

  (Revitalization's Projects):

        6.50%, 7/1/2007                     1,000,000                       1,181,410

        5.50%, 7/1/2011                       225,000                         232,610

        5.50%, 7/1/2012
            (Insured; AMBAC)                1,250,000                       1,446,063

                                                            The Funds

Statement of Investments (unaudited) (continued)


MAINE--.3%

Maine Municipal Bond Bank

    5.875%, 11/1/2003
    (Insured; FSA)                          1,660,000                       1,936,689

MARYLAND--.7%

Montgomery County, Consolidated
  Public Improvement

    5%, 2/1/2017                            4,200,000                       4,553,556

MASSACHUSETTS--3.9%

Massachusetts:

    5.50%, 2/1/2007 (Insured; MBIA)         1,000,000                       1,130,580

    Consolidated Loan
        5.75%, 9/1/2013
            (Prerefunded 9/1/2009)            500,000 (a)                     591,440

Massachusetts Development Finance
    Agency, Revenue (Comb Jewish
    Philanthropies) 4.75%, 2/1/2015         4,135,000                       4,224,523

Massachusetts Municipal Wholesale
    Electric Company, Power

    Supply System Revenue:

        (Project Number 6):

            5%, 7/1/2006
                 (Insured; MBIA)            4,250,000                       4,695,613

            5.25%, 7/1/2012
                 (Insured; MBIA)            2,000,000                       2,248,760

        (Stony Brook Intermediate)

            4.50%, 7/1/2006
                 (Insured; MBIA)            1,800,000                       1,959,642

Massachusetts Port Authority,
    Revenue:

        5.75%, 7/1/2010                     1,325,000                       1,510,951

        6%, 7/1/2012                        2,035,000                       2,304,963

Massachusetts Water Pollution
    Abatement Trust (Pool
    Program) 5%, 8/1/2017                   5,000,000                       5,366,900

Weston:

    5.625%, 3/1/2017                          650,000                         732,381

    5.625%, 3/1/2018                          665,000                         744,906

Worcester, Municipal Purpose Loan

    5.75%, 10/1/2014 (Insured;
    MBIA, Prerefunded 10/1/2005)            1,000,000                       1,133,340

MICHIGAN--1.2%

Michigan (Clean Michigan Initiative
    Program) 5.50%, 11/1/2012
    (Prerefunded 11/1/2009                  3,295,000 (a)                   3,840,290

Fowlerville Community School District

    6.50%, 5/1/2006 (Insured; MBIA)           555,000                         638,139

Michigan Hospital Finance Authority,
    Revenue (Genesys Regional Medical
    Hospital) 5.50%, 10/1/2008              1,505,000                       1,740,487

Michigan Municipal Board
    Authority, Revenue (Drinking
    Water Revolving Fund)
    5.50%, 10/1/2015                        1,000,000                       1,167,200

Saint Johns Public Schools
    (School Bond Loan Fund)

    6.50%, 5/1/2006 (Insured; FGIC)           525,000                         603,818

MINNESOTA--.7%

Minneapolis (Special School
    District No. 1) 5%, 2/1/2014            2,350,000                       2,517,978

Minnesota 5.40%, 8/1/2008                   2,000,000                       2,185,200

MISSISSIPPI--1.0%

Mississippi:

    5.50%, 12/1/2017                        1,250,000                       1,455,113

    5.50%, 12/1/2019                        4,235,000                       4,906,247

Mississippi Higher Education
    Assistance Corporation, Corporation,
    Student Loan Revenue

    6.05%, 9/1/2007                           195,000                         199,290

Mississippi University Educational
    Building Corp., Revenue

    5.25%, 8/1/2016 (Insured; MBIA)           400,000                         452,204

MISSOURI--2.7%

Missouri Environmental Improvement
  & Energy Resource Authority,
  Water Pollution Control Revenue
  (Revolving Fund Program)
    5.50%, 7/1/2014                         1,250,000                       1,448,637

Missouri Highways & Transport
    Commission, Road Revenue:

        5.50%, 2/1/2010                     2,000,000                       2,304,160

        5.50%, 2/1/2011                     2,000,000                       2,306,540

Saint Louis, Airport Revenue

  (Airport Development Program):

        5.50%, 7/1/2010
            (Insured; MBIA)                 3,000,000                       3,464,070

        5%, 7/1/2011
            (Insured; MBIA)                 7,715,000                       8,619,507

NEVADA--.3%

Humboldt County, PCR
    (Sierra Pacific) 6.55%,
    10/1/2013 (Insured; AMBAC)              2,000,000                       2,075,800

NEW HAMPSHIRE--.3%

Nashua, Capital Improvement

    5.50%, 1/1/2011                           560,000                         623,980

New Hampshire Business Finance
    Authority, PCR (Central Maine
    Power Co.) 5.375%, 5/1/2014             1,500,000                       1,589,145

NEW JERSEY--4.2%

Gloucester County Improvement
  Authority, Solid Waste Resource
  Recovery Revenue

    6.85%, 12/1/2009                        4,000,000                       4,492,640

New Jersey 6%, 2/15/2011                    1,000,000                       1,181,660

New Jersey Economic
    Development Authority:

        School Facilities Construction
            Revenue 5.25%, 6/15/2018
            (Insured; AMBAC)                5,375,000                       5,827,360

    Transportation Sublease Revenue

        (New Jersey Transit Corp.
            Light Rail Transit system)
            5.875%, 5/1/2014
            (Insured; FSA)                  1,000,000                       1,150,870

New Jersey Highway Authority,
    General Revenue

    (Garden State Parkway):

        5%, 1/1/2009
            (Insured; FGIC)                 1,060,000                       1,183,310

        5%, 1/1/2010
            (Insured; FGIC)                 1,110,000                       1,238,716

New Jersey Transit Corp., COP:

    5.50%, 9/15/2009
        (Insured; AMBAC)                    5,000,000                       5,766,550

    6%, 9/15/2015
        (Insured; AMBAC)                    2,000,000                       2,338,480

Tobacco Settlement Financing Corp.:

    6.75%, 6/1/2039                         4,765,000                       4,617,285

    6.125%, 6/1/2042                        1,950,000                       1,728,207

NEW MEXICO--.6%

New Mexico:

  Commission Tax Revenue

        6%, 6/15/2015                       2,000,000                       2,328,520

    Severance Tax

        5%, 7/1/2003                        2,000,000                       2,026,940

NEW YORK--15.0%

Greece Central School District:

    6%, 6/15/2010                             225,000                         269,860

    6%, 6/15/2011                             950,000                       1,145,975

    6%, 6/15/2012                             950,000                       1,153,528

    6%, 6/15/2013                             950,000                       1,159,323

    6%, 6/15/2014                             950,000                       1,164,510

    6%, 6/15/2015                             950,000                       1,165,830

Metropolitan Transportation Authority:

  Commuter Facilities Revenue:

        5.50%, 7/1/2007 (Insured;
            AMBAC, Escrowed to Maturity)    1,000,000                       1,151,350

        5.50%, 7/1/2011                     1,000,000                       1,147,160

        (Grand Central Terminal)

            5.70%, 7/1/20024 (Insured;
            FSA, Prerefunded 7/1/2005)        200,000                         223,132

         Service Contract Revenue

            5.75%, 1/1/2018                 1,500,000                       1,748,415

         Transit Facilities Revenue

           6.30%, 7/1/2007
          (Insured; MBIA)                   5,250,000                       6,218,992

Monroe County, Public Improvement

  7%, 6/1/2003 (Insured; FGIC,
    Escrowed to Maturity)                     120,000                         121,838

  7%, 6/1/2003 (Insured; FGIC)                 80,000                          81,215

Municipal Assistance Corporation
  For the City of New York

  6%, 7/1/2005 (Insured; AMBAC)               100,000                         110,963

New York City:

  5.90%, 8/15/2003                          1,765,000                       1,801,553

  5.40%, 8/1/2004                           1,300,000                       1,368,783

  7%, 8/1/2006                                300,000                         345,054

  6.25%, 2/15/2007                            530,000                         577,827

  6.25%, 2/15/2007
    (Prerefunded 2/15/2005)                   720,000  (a)                    798,962

  6.20%, 8/1/2007                             795,000                         854,903

  6.20%, 8/1/2007
    (Prerefunded 8/1/2004)                    205,000  (a)                    222,927

  6%, 8/1/2008                              5,545,000                       5,947,290

  6%, 4/15/2009                             4,000,000                       4,492,640

  5.50%, 8/1/2010                           2,000,000                       2,284,220

  5.60%, 8/15/2010
    (Prerefunded 8/15/2003)                 3,100,000  (a)                  3,211,569

  5.60%, 8/15/2010
    (Prerefunded 8/15/2003)                   900,000  (a)                    932,391

  5.75%, 8/1/2012                             545,000                         582,005

  5.75%, 8/1/2013                           1,650,000                       1,801,569

                                                                 The Funds

Statement of Investments (audited) (continued)

New York City Municipal Water
  Finance Authority,
  Water & Sewer Systems
  Revenue 5.75%,
  6/15/2026 (Insured; MBIA)                 1,255,000                       1,399,024

New York City Transitional
  Finance Authority, Revenue

    5.50%, 11/1/2026                        3,000,000                       3,351,570

    6.125%, 11/15/2014
      (Prerefunded 5/15/2010)                 825,000  (a)                  1,001,327

    6.125%, 11/15/2014
      (Prerefunded 5/15/2010)                 175,000  (a)                    206,815

    6.125%, 11/15/2015
      (Prerefunded 5/15/2010)               2,000,000  (a)                  2,427,460

    5.25%, 2/1/2029                        16,000,000                      17,469,120

New York State
  Dorm Authority, Revenue:

    (Consolidated City University
      System) 5.75%, 7/1/2018
        (Insured; FSA)                        200,000                         238,176

    (FIT Student Housing)

      5.75%, 7/1/2006
        (Insured; AMBAC)                      130,000                         146,962

    (Mental Health Services Facilities):

      6%, 8/15/2005
        (Escrowed to Maturity)                 10,000                          11,180

      6%, 8/15/2005                           990,000                       1,095,197

    (Vassar College) 6%, 7/1/2005             250,000                         276,672

New York State Mortgage Agency,
  Homeowner Mortgage Revenue
  5.50%, 10/1/2017                             60,000                          60,280

New York State Power Authority,
  General Purpose Revenue 7%,
  1/1/2018 (Prerefunded 1/1/2010)             300,000  (a)                    374,868

New York State Thruway Authority:

 (Highway & Bridge Trust Fund):

    5.50%, 4/1/2007
      (Insured; FGIC)                         500,000                         566,625

    5.50%, 4/1/2013
      (Insured; FGIC)                       1,000,000                       1,133,630

    6%, 4/1/2014
      (Insured; FSA)                        2,000,000                       2,406,100

    6%, 4/1/2016 (Insured; FSA,
      Prerefunded 4/1/2010)                 1,000,000  (a)                   1,203,050

  Service Contract Revenue

    (Local Highway & Bridge)

      6%, 4/1/2005                          7,000,000                       7,666,680

New York State Urban
 Development Corp., Revenue

 (Correctional Capital Facilities):

    6%, 1/1/2010                            3,000,000                       3,325,740

    5%, 1/1/2011                           10,000,000                      10,740,000

    (Higher Education Technology

         Grants) 5.75%, 4/1/2015
            (Insured; MBIA)                   500,000                         550,370

Orange County
    5.50%, 11/15/2007                         250,000                         287,805

Port Authority of New York
    and New Jersey 5.50%,
    10/15/2006 ( Insured; MBIA)             3,045,000                       3,412,927

Westchester County
    6.625%, 11/1/2004                         250,000                         272,970

NORTH CAROLINA--3.1%

Charlotte-Mecklenberg Hospital
    Authority, Health Care System
    Revenue 5.60%, 1/15/2011                1,000,000                       1,070,670

Concord, COP 5.50%, 6/1/2011
    (Insured; MBIA)                         1,000,000                       1,149,810

Durham County 5.50%, 4/1/2010               1,000,000                       1,155,010

Guilford County,
    Public Improvement

    5.10%, 10/1/2014                        1,500,000                       1,654,860

Mecklenburg County:

    4.25%, 4/1/2006                         3,115,000                       3,365,446

    5.50%, 4/1/2011                         1,195,000                       1,381,241

    Public Improvement Revenue
        4.75%, 4/1/2008                     1,000,000                       1,112,230

North Carolina Eastern Municipal
    Power Agency, Power System
    Revenue 5.375%, 1/1/2016                1,500,000                       1,538,940

North Carolina Municipal Power
    Agency, Electric Revenue

    (No. 1 Catawba) 5%, 1/1/2005            1,000,000                       1,054,790

Raleigh Durham Airport
    Authority, Revenue 5.25%,
    11/1/2013 (Insured; FGIC)               4,090,000                       4,562,886

Wake County 5.75%, 2/1/2015                 2,000,000                       2,328,060

Wake County Industrial Facilities
    & Pollution Control Financing
    Authority, Revenue
    (Carolina Power & Light Co.)
    5.375%, 2/1/2017                        1,000,000                       1,066,240

OHIO--3.3%

Akron, Sewer Systems Revenue

    6%, 12/1/2014                             500,000                         583,490

Butler County Transportation
    Improvement District

    6%, 4/1/2011 (Insured; FSA)             1,000,000                       1,165,340

Clermont County, Hospital Facilities
    Revenue (Mercy Health) 5.25%,
    9/1/2003 (Insured; AMBAC)               1,685,000                       1,721,093

Columbus :

    6%, 6/15/2008                           3,000,000                       3,527,070

    5.50%, 9/15/2008                        1,000,000                       1,043,930

Erie County, Hospital Facilities
    Revenue (Firelands Regional Medical
    Center) 4.50%,  8/15/2006               1,200,000                       1,286,076

Northeast Regional Sewer District,

    Wastewater Improvement
    Revenue 6.25%, 11/15/2004
    (Insured; AMBAC)                        1,500,000                       1,629,165

Ohio Infrastructure Improvements

    5.625%, 2/1/2009                        1,000,000                       1,153,110

Ohio Building Authority:

    (Juvenile Correction Facilities)
        5.50%, 4/1/2014                     3,295,000                       3,704,634

    (Sports Building Fund)
        5.50%, 4/1/2014                     1,945,000                       2,186,802

Ohio Water Development Authority,
    Solid Waste Revenue

    4.85%, 11/1/2007                        3,000,000                       3,101,130

University of Cincinnati, COP

    (Edwards Center) 5.25%,
    12/1/2003 (Insured; MBIA)               1,535,000                       1,583,997

OKLAHOMA--.5%

Oklahoma Capital Improvement
  Authority, State Highway Capital
  Improvement Revenue

    5%, 6/1/2006 (Insured; MBIA)            1,200,000                       1,329,324

Oklahoma Housing Finance Agency,

    SFMR 6.80%, 9/1/2016                      300,000                         318,087

Tulsa County Independent School

    District 4.50%, 3/1/2004                2,000,000                       2,068,860

OREGON--.8%

Jackson County School District:

    (Central Point) 5.75%,
        6/15/2016 (Insured; FGIC)           2,265,000                       2,561,760

    (Eagle Point) 5.625%, 6/15/2014         1,500,000                       1,712,655

Portland Urban Renewal &
    Redevelopment (Convention
    Center) 5.75%, 6/15/2018
    (Insured; AMBAC)                        1,150,000                       1,292,197

PENNSYLVANIA--2.8%

Allegheny County Industrial
    Development Authority,
    PCR 4.35%, 12/1/2013
    (Insured; AMBAC)                        1,500,000                       1,556,760

Chester County
    5%, 11/15/2010                          3,420,000                       3,857,144

Hazleton Area School District

    5.75%, 3/1/2013
    (Insured; FGIC,
    Prerefunded 3/1/2003)                   2,000,000 (a)                   2,020,780

Montgomery County Industrial
    Development Authority, PCR

    (Peco Energy Co. Project)

    5.30%, 10/1/2004                        2,500,000                       2,610,625

Pennsylvania Higher Educational
    Facilities Authority, Health
    Services Revenue:

        (University of Pennsylvania):

            5%, 1/1/2004                    2,000,000                       2,052,920

            5.35%, 1/1/2008                 3,750,000                       3,998,812

            7%, 1/1/2008                    1,800,000                       1,909,134

Scranton-Lackawanna
    Health & Welfare Authority
    Catholic Healthcare Revenue
    (Mercy Health) 5.10%,
    1/1/2007 (Insured; MBIA)                  100,000                         110,410

State Public School
    Building Authority,
    College Revenue (Harrisburg
    Community College) 6.25%,
    4/1/2008 (Insured; MBIA)                  795,000                         936,892

RHODE ISLAND--.4%

Rhode Island State and
    Providence Plantations
    (Consolidated Capital
    Development Loan) 5%,
    11/1/2007 (Insured; MBIA)               2,000,000                       2,258,360

Rhode Island Health & educational
    building Corp., Revenue

    3.75%, 3/15/2010                          695,000                         703,632

                                                                 The Funds

Statement of Investments (audited) (continued)

SOUTH CAROLINA--3.9%

Greenville County School District,
  Installment Purchase Revenue:

        (Building Equity
            Sooner Tomorrow):

                 5.25%, 12/1/2010          10,000,000                      11,072,700

                 5.25%, 12/1/2011           6,500,000                       7,179,380

                 5.875%, 12/1/2018          3,000,000                       3,361,050

South Carolina Jobs-Economic
    Development Authority, Revenue:

        Hospital Facilities (Georgetown
        Memorial Hospital)

        5.25%, 2/1/2021                     1,250,000                       1,292,500

    Economic Development
        (Waste Management of

        South Carolina Inc.)
        4.10%, 11/1/2004                    1,000,000                       1,016,160

South Carolina Public service
    Authority, Revenue

    5%, 1/1/2017 (Insured; FSA)             1,750,000                       1,883,017

South Carolina School Facilities
    5%, 1/1/2009                            1,000,000                       1,120,340

TENNESSEE--.0%

Shelby County Health Educational
  & Housing Facilities Board,

    Revenue (St. Judes Childrens
    Research) 5%, 7/1/2009                    300,000                         324,759

TEXAS--4.6%

Austin Independent School District

    5.70%, 8/1/2011                         1,530,000                       1,711,672

Cypress-Fairbanks Independent
    School District (Schoolhouse)
    5%, 2/15/2009                           3,130,000                       3,488,479

Dallas Fort Worth, International
    Airport Revenue 5.50%,
    11/1/2031 (Insured; FGIC)               1,000,000                       1,037,260

Fort Bend Independent School District

    6.60%, 2/15/2004                          875,000                         921,060

Harris County, Toll Road Revenue

    6%, 8/1/2009 (Insured; FGIC)            5,150,000                       6,065,721

Laredo Independent School District

    6%, 8/1/2014 (Prerefunded
    8/1/2009)                               1,000,000 (a)                   1,188,630

Lewisville Independent School
    District Building Bonds:

        7.50%, 8/15/2006                      650,000                         774,839

        7.50%, 8/15/2007                      600,000                         734,064

Mission Consolidated Independent
    School District 5.875%, 2/15/2009       1,690,000                       1,919,603

North Forest Independent
    School District:

        5.25%, 8/15/2005
            (Escrowed to Maturity)            135,000                         147,995

        5.25%, 8/15/2005                      865,000                         946,587

San Antonio, General Improvement

    5.90%, 2/1/2016                           500,000                         566,805

Texas 5.25%, 10/1/2013
    (Prerefunded 10/1/2003)                 1,500,000 (a)                   1,537,185

Texas Public Finance Authority

    5.50%, 10/1/2007                        2,750,000                       3,156,532

Texas University System, Tuition
    Revenue 6.50%, 10/1/2002                1,000,000                       1,029,830

Trinity River Authority, Regional
    Wastewater System Revenue:

        5%, 8/1/2006 (Insured; MBIA)        2,500,000                       2,751,550

        5%, 8/1/2007 (Insured; MBIA)        3,000,000                       3,339,810

UTAH--.9%

Intermountain Power Agency,
  Power Supply Revenue:

        6%, 7/1/2008 (Insured; MBIA)        4,200,000                       4,929,456

        6.25%, 7/1/2009 (Insured; FSA)        750,000                         894,315

VERMONT--.8%

Burlington, Electric Revenue:

    6.25%, 7/1/2011 (Insured; MBIA)         2,000,000                       2,410,060

    6.25%, 7/1/2012 (Insured; MBIA)         2,500,000                       3,031,425

VIRGINIA--2.5%

Chesterfield County Industrial
  Development Authority, PCR

    5.875%, 6/1/2017                        3,000,000                       3,161,340

Fairfax County, Public Improvement

    5%, 6/1/2007                            4,000,000                       4,490,000

    5%, 6/1/2007                            2,455,000                       2,755,737

Hampton, Public Improvement

    4%, 8/1/2006                            2,005,000                       2,148,578

Louisa Industrial Development
    Authority, PCR

    (Virginia Electric & Power Co.)

    5.25%, 12/1/2008                        3,000,000                       3,161,490

Newport News Industrial Development
    Authority, Revenue (Advanced
    Shipbuilding Carrier)
    5.50%, 9/1/2010                         1,000,000                       1,161,260

WASHINGTON--2.0%

Cowlitz County, Special Sewer
    Revenue (CSOB Wastewater
    Treatment) 5.50%, 11/1/2019
    (Insured; FGIC)                         1,500,000                       1,717,425

Seattle Municipal Light & Power,

    Revenue 5.50%, 12/1/2010                1,000,000                       1,144,810

Washington 4%, 1/1/2009
    (Insured; MBIA)                         5,855,000                       6,209,930

Washington Public Power
    Supply System, Revenue

    (Nuclear Project Number 1):

        6%, 7/1/2005 (Insured; AMBAC)       3,000,000                       3,319,320

        6%, 7/1/2006 (Insured; MBIA)          500,000                         569,455

        7%, 7/1/2008
            (Escrowed to Maturity)            380,000                         466,165

        7%, 7/1/2008                          620,000                         748,842

WEST VIRGINIA--.3%

Cabell County, Board of Education

    5.50%, 5/1/2005                         1,750,000                       1,893,902

WISCONSIN--.2%

Kenosha, Waterworks Revenue

    5%, 12/1/2012 (Insured; FGIC)             750,000                         817,447

Wisconsin Health & Educational
    Facilities Authority, Revenue
    (Aurora Medical Group Inc.)

    5.75%, 11/15/2007 (Insured; FSA)          500,000                         571,575

U. S. RELATED--6.0%

Puerto Rico Commonwealth:

    5%, 7/1/2008 (Insured; FGIC)            10,000,000                      11,309,300

    6.25%, 7/1/2011 (Insured; MBIA)            950,000                       1,155,561

    6.25%, 7/1/2013 (Insured; MBIA)          1,380,000                       1,701,430

    Public Improvement
        5.50%, 7/1/2017
            (Insured; FGIC)                  2,585,000                       3,028,121

Puerto Rico Commonwealth
    Highway & Transportation

    Authority, Transportation Revenue

        6.25%, 7/1/2009
            (Insured; MBIA)                    150,000                         180,016

        5.875%, 7/1/2035
            (Insured; MBIA)                  4,000,000                       4,548,680

Puerto Rico Electric Power
    Authority, Power Revenue:

    6.50%, 7/1/2006 (Insured; MBIA)            625,000                         724,581

    5.25%, 7/1/2015 (Insured; MBIA)          2,000,000                       2,297,320

    5.25%, 7/1/2029 (Insured; FSA)           4,000,000                       4,216,440

Puerto Rico Public Buildings Authority,

  Government Facility Revenue:

    6.25%, 7/1/2010
       (Insured; AMBAC)                        750,000                         907,312

    5.50%, 7/1/2014                          1,000,000                       1,124,460

    5.50%, 7/1/2015                          1,000,000                       1,126,720

    5.50%, 7/1/2016                          2,000,000                       2,249,200

    5.75%, 7/1/2017                          1,945,000                       2,229,787

University of Puerto Rico,
    University Revenue:

        5.375%, 6/1/2030
            (Insured; MBIA)                  3,000,000                       3,214,230

        6.25%, 6/1/2008
            (Insured; MBIA)                    750,000                         892,140

TOTAL LONG TERM
    MUNICIPAL INVESTMENTS
    (cost $611,410,027)                                                    654,416,011


SHORT-TERM MUNICIPAL INVESTMENTS--6.2%
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--.2%

Florida Housing Finance Corporation,
    Multifamily Revenue, VRDN
    (Island Club) 1.10%
    (Guaranteed; Freddie Mac)               1,600,000 (c)                   1,600,000

KANSAS--.1%

Kansas Development Finance Authority,
    Health Facilities Revenue, VRDN
    (Hays Medical Center) 1.20% (LOC;
    Firstar Bank of Milwaukee, N.A.)         655,000 (c)                     655,000

MISSOURI--.3%

Missouri Health & Educational Facilities
  Authority, Revenue, VRDN (Christian
  Brothers) 1.05% (LOC; U.S. Bank
  National Association)                    2,100,000 (c)                   2,100,000

NEBRASKA--.7%

Lancaster County Hospital Authority,
    Health Facilities Revenue, VRDN
    (Immanuel Health System) 1.20%
    (LOC; La Salle National Bank)          5,000,000 (c)                   5,000,000

NEW YORK--1.0%

New York, VRDN 1.13%
    (Insured; AMBAC)                       1,700,000 (c)                   1,700,000

New York City Municipal Water
    Finance Authority, Water &
    Sewer System Revenue,
    VRDN 1.18%                             5,600,000 (c)                   5,600,000

                                                            The Funds
Statement of Investments (unaudited) (continued)

OHIO--.7%

University of Toledo, General Receipts,
    VRDN 1.20% (Insured; FGIC)             5,000,000 (c)                   5,000,000

OKLAHOMA--.5%

Oklahoma Development Finance
    Authority, Revenue, VRDN (Inverness
    Village-Continuing Care Retirement)
    .95% (LOC; KBC Bank)                   3,100,000 (c)                   3,100,000

PENNSYLVANIA--.5%

Lehigh County General Purpose
    Authority, Hospital Revenues, VRDN
    (Lehigh Valley Hospital)
    1.15% (Insured; AMBAC)                 1,500,000 (c)                   1,500,000

South Fork Municipal Authority,
    HR, VRDN (Conemaugh
    Health System) 1.15%
    (Insured; MBIA)                        1,600,000 (c)                   1,600,000

TENNESSEE--.4%

Montgomery County Public
    Building Authority, Pooled
    Financing Revenue, VRDN
    (Tennessee County Loan Pool) 1.15%
    (LOC; Bank of America-Idaho N.A.)     2,400,000 (c)                   2,400,000

TEXAS--.9%

Angelina & Neches River Authority,
    Industrial Development Corp.,
    Solid Waste Revenue, VRDN
    (Temple Inland) 1.20%
    (LOC; Wells Fargo Bank)               2,600,000 (c)                   2,600,000

North Central Health Facility
    Development Corp., Revenue,
    VRDN (Methodist Hospitals
    Dallas) 1.20%                         3,700,000 (c)                   3,700,000

WASHINGTON--.9%

Washington Health Care Facilities
  Authority, Revenue, VRDN
    (VA Medical Center)
    1.19% (Insured; MBIA)                 6,100,000 (c)                   6,100,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS
    (cost $42,655,000)                                                   42,655,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $654,065,027)                      102.0%                     697,071,011

LIABILITIES, LESS CASH AND RECEIVABLES        (2.0%)                    (13,935,512)

NET ASSETS                                   100.0%                     683,135,499



Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation

COP          Certificate of Participation

EDR          Economic Development Revenue

FGIC         Financial Guaranty Insurance Company

FNMA         Federal National Mortgage Association

FSA          Financial Security Assurance

GNMA         Government National Mortgage Association

HR           Hospital Revenue

LOC          Letter of Credit

MBIA         Municipal Bond Investors Assurance

                Insurance Corporation

MFHR         Multi-Family Housing Revenue

PCR          Pollution Control Revenue

SFMR         Single Family Mortgage Revenue

RRR          Resources Recovery Revenue

VRDN         Variable Rate Demand Notes
--------------------------------------------------------------------------------



Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's  Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 53.8

AA                             Aa                                    AA                                  24.6

A                              A                                     A                                   11.3

BBB                            Baa                                   BBB                                  4.1

F-1+ & F-1                     MIG1, VMIG1, & P1                     SP1 & A1                             5.3

Not Rated (d)                  Not Rated (d)                         Not Rated (d)                         .9

                                                                                                        100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(C) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE INVESTMENT ADVISER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF FINANCIAL FUTURES
February 28, 2003 (Unaudited)



                                                      Market Value                                           Unrealized
                                                       Covered by                                         (Depreciation)
                                    Contracts         Contracts ($)                    Expiration       at 2/28/2003 ($)
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES (SHORT)

US Treasury Futures 10 Year Note         560          65,362,500           March  2003            (2,586,181)



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)



MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                          Principal
  INVESTMENTS--82.9%                        Amount ($)                      Value ($)

ALABAMA--1.5%

State of Alabama 5.25%, 6/1/2007            1,205,000                       1,362,747

Mobile 5%, 2/15/2005
    (Insured; AMBAC)                        1,440,000                       1,543,694

ARIZONA--4.5%

State of Arizona, COP 5%,
    3/1/2008 (Insured; MBIA)                2,315,000                       2,595,694

Maricopa County Community
    College District:

        6.50%, 7/1/2004                     1,420,000                       1,522,311

        6.50, 7/1/2009
            (Prerefunded 7/1/2006)          1,510,000 (a)                   1,764,903

Tucson:

    5%, 7/1/2003                              665,000                         674,097

    5%, 7/1/2005                            1,160,000                       1,259,632

    Water Revenue 5%, 7/1/2004
        (Insured; FGIC)                       725,000                         762,794

CALIFORNIA--3.5%

California Statewide Communities
  Development Authority, Revenue:

     (Kaiser Permanente):

            3.70%, 6/1/2005                 1,000,000                       1,037,110

            3.85%, 8/1/2006                 1,000,000                       1,048,730

        Solid Waste Development
            (Waste Management Inc.
                 Project) 4.95%, 4/1/2011     500,000                         509,840

California Department of Water
    Resources, Power Supply Revenue
    5.50%, 5/1/2008                         2,500,000                       2,790,425

Foothill-Eastern Transportation
    Corridor Agency, Toll Road
    Revenue 4.375%, 1/15/2004               1,140,000                       1,166,345

CONNECTICUT--2.1%

State of Connecticut:

    4%, 12/15/2005                          1,000,000                       1,071,690

    Airport Revenue:

        7.65%, 10/1/2012                      830,000                         911,564

        7.65%, 10/1/2012
            (Prerefunded 10/1/2004)           370,000 (a)                     408,062

Connecticut Development Authority,
    PCR (United Illuminating)
    4.35%, 6/1/2026
    (Prerefunded 2/1/2004)                  1,500,000 (a)                   1,503,465

FLORIDA--7.2%

Florida Department of
    Transportation 4%, 7/1/2004             2,675,000                       2,778,924

Miami Beach Health Facilities
    Authority, HR (Mount Sinai Medical
    Center) 5.50%, 11/15/2035               1,000,000                         951,790

Orlando Utilities Commission,
  Water and Electric
    Revenue 5%, 10/1/2006                   1,000,000                       1,116,160

Pinellas County,
    Capital Improvement
    Revenue 4.50%, 1/1/2006                 4,000,000                       4,327,320

Saint Johns County Industrial
    Development Authority, IDR
    (Professional Golf Hall of
    Fame Project) 5.875%,
    9/1/2023 (Insured; MBIA)
    (Prerefunded 9/1/2006)                  1,085,000 (a)                   1,252,405

Tampa-Hillsborough County
    Expressway Authority,
    Revenue 5%, 7/1/2004
    (Insured; FGIC)                         2,140,000                       2,251,558

Volusia County School Board,
    Sales Tax Revenue
    5%, 10/1/2004 (Insured; FSA)            1,000,000                       1,061,110

GEORGIA--2.3%

De Kalb County Development
  Authority, Revenue
  (Emory University Project)
    5.375%, 11/1/2005                       3,000,000                       3,316,230

State of Georgia 6%, 3/1/2004               1,000,000                       1,049,540

ILLINOIS--1.1%

Lake County First Preservation
    District 4.50%, 12/15/2003              2,025,000                       2,080,404

KANSAS--.9%

Crawford County Unified
  School District No. 250
    6%, 9/1/2004 (Insured; FSA)               565,000                         606,104

Kansas Development Finance
    Authority, Revenue (Water
    Pollution Control Revolving Fund)
    5%, 11/1/2006                           1,000,000                       1,117,740

MASSACHUSETTS--2.8%

Massachusetts College Building
  Authority, Project
    Revenue 4%, 5/1/2006                      535,000                         573,590

Massachusetts Health and
    Educational Facilities Authority,
    Revenue (Harvard University)
    5.50%, 1/15/2004                        2,110,000                       2,192,860

Massachusetts Development Finance
    Agency, Revenue (Combined Jewish
    Philanthropies) 3.50%, 2/1/2008         2,520,000                       2,573,726

                                                                 The Funds

Statement of Investments (unaudited) (continued)

MICHIGAN--1.9%

Michigan Building Authority,
  Revenue (Facilities Program):
        5.50%, 10/15/2006                   1,250,000                       1,419,225
        5.625%, 10/1/2008                   1,000,000                       1,090,420

Michigan Municipal Bond Authority,
    Revenue (Clean Water State
    Revolving Fund) 4.50%, 10/1/2006        1,000,000                       1,098,060

MINNESOTA--1.1%

Hennepin County, Solid Waste
    5.50%, 10/1/2005                        2,000,000                       2,047,760

MISSISSIPPI--1.8%

State of Mississippi, Highway
    Revenue, Four Lane Highway
    Program 5.25%, 6/1/2006                 3,000,000                       3,345,000

MISSOURI--3.0%

Missouri Board of Public Buildings,
    State Office Building Special
    Obligation 5.50%, 5/1/2005              3,365,000                       3,670,475

Missouri Highways and Transit
    Commission, State Road
    Revenue 5%, 2/1/2004                    2,000,000                       2,073,620

NEW HAMPSHIRE--.5%

State of New Hampshire
    4%, 7/15/2005                           1,000,000                       1,060,230

NEW JERSEY--5.7%

New Jersey Economic Development
    Authority, Exempt Facilities Revenue
    (Waste Management of New Jersey
    Inc. Project) 4%, 11/1/2013
    (Prerefunded 10/31/2004)                2,800,000 (a)                   2,840,740

New Jersey Transit Corp., Capital

  Grant Anticipation Notes 5.50%,
    2/1/2005 (Insured; AMBAC)               5,000,000                       5,399,000

New Jersey Transportation Trust
    Fund Authority 5%, 12/15/2006           1,000,000                       1,117,700

University of Medicine and
    Dentistry, COP 6.75%,
    12/1/2009 (Insured; MBIA)               1,380,000                       1,386,997

NEW YORK--2.2%

Metropolitan Transportation
    Authority, New York Service
    Contract 5%, 1/1/2006                   1,425,000                       1,552,181

Municipal Assistance Corp. for the City
    of New York 5.25%, 7/1/2006             1,415,000                       1,583,102

New York City Municipal Assistance
    Corp. 5.50%, 7/1/2004                   1,000,000                       1,059,320

NORTH CAROLINA--2.0%

State of North Carolina, Public
    Improvement 5%, 3/1/2006                1,000,000                       1,100,560

North Carolina Eastern Municipal
    Power Agency, Power System
    Revenue 5%, 1/1/2007                      655,000                         698,931

North Carolina Housing Finance
    Agency, Student Housing
    (Appalachian Student Housing
    Corp.) 5.50%, 7/1/2003 (LOC;
    First Union National Bank)              1,500,000                       1,533,480

North Carolina Municipal Power
    Agency Number 1, Catawba
    Electric Revenue 5%, 1/1/2005             500,000                         527,395

OHIO--4.3%

Erie County Hospital Facilities,
    Revenue (Firelands Regional
    Medical Center) 4%, 8/15/2003           1,080,000                       1,093,122

Ohio Higher Education
    Capital Facilities:
        5.25%, 5/1/2005                     2,500,000                       2,713,025
        5.25%, 5/1/2006                     1,000,000                       1,111,940

Ohio Building Authority, State
    Facilities, Adult Correctional
    5.75%, 4/1/2005                         2,250,000                       2,457,135

University of Cincinnati, General
    Receipts 5.50%, 6/1/2005
    (Insured; FGIC)                           800,000                         874,992

OKLAHOMA--1.5%

Oklahoma Capital Improvement
    Authority, State Highway Capital
    Improvement Revenue 5%,
    6/1/2005 (Insured; MBIA)                1,700,000                       1,841,678

Tulsa County Independent School
    District Number 1, Combined
    Purpose 4.50%, 3/1/2004                 1,000,000                       1,034,430

PENNSYLVANIA--15.0%

Allegheny County Hospital
  Development Authority, Revenue
  (UPMC Health Systems)
    5%, 8/1/2003 (Insured; MBIA)            2,000,000                       2,033,100

Berks County 5.50%,
    11/15/2005 (Insured; AMBAC)             1,835,000                       2,037,474

Blair County 5.50%,
    8/1/2003 (Insured; FGIC)                1,035,000                       1,054,541

Corry Area School District
    5%, 12/1/2003                           3,000,000                       3,088,290

Delaware County Industrial
  Development Authority, PCR
    (Peco Energy Co.)
    5.20%, 10/1/2004                        1,000,000                       1,045,820

Greater Latrobe School Authority,
    School Building Revenue 4%,
    10/1/2007 (Insured; FGIC)               2,000,000                       2,162,280

Lehigh County Industrial Development
    Center, PCR, (Peoples Electric
    Utility Corp.) 3.125%, 11/1/2008        1,250,000                       1,270,025

State of Pennsylvania:
    5.30%, 5/1/2004                         1,375,000                       1,442,966
    5.125%, 9/15/2006
        (Insured; AMBAC)                    1,175,000                       1,316,494

Philadelphia, Gas Works Revenue
    5%, 8/1/2007 (Insured; FSA)             1,555,000                       1,743,046

Pittsburgh 5%, 3/1/2008                     2,000,000                       2,171,540

Pottsville Hospital Authority, HR
    (Daughters of Charity)
    4.75%, 8/15/2003                          500,000                         508,525

Spring Grove Area School District
    5.625%, 4/1/2017 (Insured; FGIC)          820,000                         894,989

Sayre Health Care Facilities
    Authority, Revenue (Guthrie
    Healthcare System)
    5.50%, 12/1/2004                        1,310,000                       1,388,836

Spring-Ford Area School District
    6.50%, 2/1/2018
    (Prerefunded 2/1/2004)                  4,000,000 (a)                   4,300,000

Washington County Industrial
    Development Authority, PCR
    (West Pennsylvania Power Co.,
    Mitchell Project) 4.95%,
    3/1/2003 (Insured; AMBAC)               2,000,000                       2,000,640

TENNESSEE--1.1%

Humpheys Industrial Development
    Board, SWDR (E.I. Dupont
    Denemours and Co. Project)
    6.70%, 5/1/2024                         2,000,000                       2,122,920

TEXAS--6.8%

Houston, Public Improvement
    5%, 3/1/2005 (Insured; MBIA)            2,000,000                       2,147,000

Killeen Independent School District
    4.50%, 2/15/2007 (Guaranteed;
    Public School Fund)                       500,000                         545,805

State of Texas 5.70%, 10/1/2003             2,000,000                       2,055,040

Tarrant Regional Water District,
  Water Revenue
    4.50%, 3/1/2006 (Insured; FSA)          1,000,000                       1,083,460

Texas Turnpike Authority,
    Central Texas Turnpike
    System Revenue 5%, 6/1/2007             2,500,000                       2,786,750

Trinity River Authority, Regional
  Wastewater System Revenue
    5%, 8/1/2005 (Insured; MBIA)            4,000,000                       4,330,240

UTAH--4.3%

Intermountain Power Agency, Power
    Supply Revenue 4.50%,
    7/1/2007 (Insured; AMBAC)               2,500,000                       2,748,225

Jordan School District
    (Local School Board Program)
    5.25%, 6/15/2007                        3,000,000                       3,390,210

State of Utah:
    5.50%, 7/1/2003                           925,000                         939,069
    5.50%, 7/1/2003
        (Prerefunded 7/1/2003)                 75,000 (a)                      76,141
    5.50%, 7/1/2005                           915,000                       1,003,224
    5.50%, 7/1/2005
        (Prerefunded 7/1/2005)                 85,000 (a)                      93,341

VIRGINIA--1.7%

Hampton, Public Improvement
    4%, 8/1/2005                            1,000,000                       1,059,840

Louisa Industrial Development
    Authority, PCR (Virginia Electric
    and Power Co.) 5.25%, 12/1/2008         2,000,000                       2,107,660

WASHINGTON--2.4%

Washington Public Power Supply
  System, Revenue:
     (Nuclear Project No. 1)
            6%, 7/1/2005
                 (Insured; AMBAC)           2,000,000                       2,212,880
        (Nuclear Project No. 3)
            6%, 7/1/2007
                 (Insured; AMBAC)           2,050,000                       2,374,043

U.S. RELATED--1.7%

Commonwealth of Puerto Rico
    5%, 7/1/2008 (Insured; FGIC)            1,500,000                       1,696,395

Puerto Rico Municipal Finance Agency
    4%, 8/1/2006 (Insured; FSA)             1,355,000                       1,464,606

TOTAL LONG-TERM
    MUNICIPAL INVESTMENTS
    (cost $152,229,561)                                                   157,608,497

                                                                 The Funds

          Statement of Investment (audited) (continued)

SHORT-TERM MUNICIPAL                       Principal
  INVESTMENTS-23.0%                        Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COLORADO--.6%

Denver City and County,
  MFHR, VRDN
  (Ogden Residences Project)
    1.15% (LOC; Bank of America)            1,200,000 (b)                   1,200,000

FLORIDA--2.4%

Jacksonville Health Facilities
    Authority, HR, VRDN
    (Genesis Rehabilitation
    Hospital) 1.15% (LOC;
    Bank of America)                        4,600,000 (b)                   4,600,000

IOWA--2.9%

Grinnell, HR, VRDN
    (Grinnell Regional
    Medical Center) 1.20% (LOC;
    U.S. Bank N.A.)                         2,900,000 (b)                   2,900,000

Hills, Healthcare Revenue, VRDN
    (Mercy Hospital Project)
    1.15% (LOC; U.S. Bank N.A.)             2,500,000 (b)                   2,500,000

IDAHO--3.1%

Idaho Health Facilities Authority,
  Revenue, VRDN:
        (Pooled Financing Program)
            1.15% (LOC; U.S.
            Bank of Idaho)                 1,700,000  (b)                  1,700,000
        (Saint Lukes Medical Center)
            1.15% (Insured; FSA)            4,170,000 (b)                   4,170,000

KANSAS--.2%

Kansas Development Finance
    Authority, Health Facilities
    Revenue, VRDN (Stormont
    Vail Health Center)
    1.20% (SBPA; Dexia Credit)               400,000 (b)                     400,000

MASSACHUSETTS--4.1%

Commonwealth of Massachusetts,
    VRDN 1.15%                             3,000,000 (b)                   3,000,000

Massachusetts Industrial Finance
    Agency, Revenue, VRDN
    (Showa  Women's Institute Inc.)
    1.20% (LOC; Bank of New
    York, Fuji Bank Ltd.)                  4,800,000 (b)                   4,800,000

MICHIGAN--1.6%

Michigan Strategic Fund,
     PCR, VRDN
    (Consumers Power Project)
    1.15% (LOC; Bank One N.A.)             3,100,000 (b)                   3,100,000

MISSOURI--1.7%

Missouri Health and Educational
  Facilities Authority, Health
  Facilities Revenue, VRDN:
     (Bethesda Health Group)
            1.20% (LOC: U.S. Bank N.A.)    1,150,000 (b)                   1,150,000
        (Cox Health System) 1.20%          2,000,000 (b)                   2,000,000

NEBRASKA--1.5%

Nebraska Educational Finance
    Authority, Revenue, VRDN
     (Creighton University
    Project) 1.15%                         1,800,000 (b)                   1,800,000

Sarpy County Hospital Authority
    Number 1, Health Facilities
    Revenue, VRDN (Immanuel
    Health System) 1.20%                   1,000,000 (b)                   1,000,000

NEVADA--1.6%

City of Reno, HR, VRDN (Saint Mary's
  Regional Medical Center) 1.15%
  (Insured; MBIA , SBPA; First
    Union National Bank)                   3,100,000 (b)                   3,100,000

NEW YORK--1.6%

City of New York, VRDN 1.13%               3,000,000 (b)                   3,000,000

NORTH CAROLINA--1.2%

North Carolina Medical Care
  Commission, Revenue, VRDN,
  (Carolina Meadows Inc. Project)
    1.15% (LOC; Wachovia Bank )            2,200,000 (b)                   2,200,000

PENNSYLVANIA--.3%

Allegheny County Hospital
  Development Authority, Revenue
  VRDN (Presbyterian University
    Hospital) 1.10% (LOC; Bank One N.A.)   600,000  (b)                    600,000

TEXAS--.2%

Angelina and Neches River Authority
  Industrial Development Corp.,
  Solid Waste Revenue
  VRDN (Westvaco-Teec Inc.)
    1.20% (LOC; Bank of America)            400,000 (b)                     400,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS
    (cost $43,620,000)                                                   43,620,000

TOTAL INVESTMENTS (cost $195,849,561)        105.9%                     201,228,497

LIABILITIES, LESS CASH AND RECEIVABLES        (5.9%)                    (11,170,106)

NET ASSETS                                   100.0%                     190,058,391



Summary of Abbreviations

AMBAC                 American Municipal Bond

                           Assurance Corporation

COP                   Certificate of Participation

FGIC                  Financial Guaranty Insurance Company

FSA                   Financial Security Assurance

HR                    Hospital Revenue

LOC                   Letter of Credit

MBIA                  Municipal Bond Investors Assurance
                           Insurance Corporation

MFHR                  Multi-Family Housing Revenue

PCR                   Pollution Control Revenue

SBPA                  Standby Bond Purchase Agreement

SWDR                  Solid Waste Disposal Revenue

VRDN                  Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch               or                 Moody's                or          Standard & Poor's                        Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                                    Aaa                                      AAA                                    41.4

AA                                     Aa                                       AA                                     26.1

A                                      A                                        A                                       5.5

BBB                                    Baa                                      BBB                                     3.3

F1                                     Mig1                                     SP1                                    23.7


                                                                                                                      100.0



(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)

MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                 Principal
  INVESTMENTS--98.6%                                Amount ($)                      Value
--------------------------------------------------------------------------------------------

CALIFORNIA--1.8%

Foothill/Eastern Transportation
  Corridor Agency,Toll Road Revenue:
        5.875%, 1/15/2027
            (Insured; MBIA)                        6,000,000 (a)                 4,636,140
        5.875%, 1/15/2029
            (Insured; MBIA)                        2,000,000 (a)                 1,532,860
    5.75%, 1/15/2040                               2,000,000                     2,045,200

Los Angeles Unified School District
    5.75%, 7/1/2017 (Insured; MBIA)                5,000,000                     5,932,550

COLORADO--.4%

Northwest Parkway Public Highway
  Authority, Senior Revenue
    5.70%, 6/15/2021
    (Insured; AMBAC)                               5,000,000 (a)                 3,476,400

CONNECTICUT--.3%

Connecticut Housing Finance
  Authority (Housing Mortgage
  Finance Program)
    7.30%, 11/15/2003                                 20,000                        20,094

Mohegan Tribe of Indians of
    Connecticut Gaming Authority,
    Priority Distribution Payment,
    Public Improvement Bonds
    6.25%, 1/1/2021                                 2,500,000                    2,645,825

DISTRICT OF COLUMBIA--.1%

District of Columbia Tobacco
  Settlement Financing Corp.
    6.50%, 5/15/2033                               1,000,000                       970,950

FLORIDA--1.2%

Broward County, RRR
    (Wheelabrator South)
    4.50%, 6/1/2011                                1,000,000                     1,017,260

Capital Trust Agency, Revenue
    (Seminole Tribe Convention)
    10%, 10/1/2033                                 8,500,000                     8,772,850

ILLINOIS--.6%

Chicago 5.50%,
    1/1/2016 (Insured; FSA)                        2,305,000                     2,648,214

Illinois Educational Facilities
    Authority (University of
    Chicago) 5.25%, 7/1/2011                       1,960,000                     2,193,318

KENTUCKY--.6%

Kentucky Property and Buildings
  Commission, Revenue:
        5.50%, 9/1/2010                            2,450,000                     2,832,666
        (Project Number 68)
            5.75%, 10/1/2010                       1,500,000                     1,761,465

MICHIGAN--.8%

Detroit City School District:
    5.25%, 5/1/2015
        (Insured; FGIC)                            2,610,000                     2,963,707
    5.25%, 5/1/2017
        (Insured; FGIC)                            2,000,000                     2,262,580

Redford Union School District
    Number 001 6.25%,
    5/1/2008 (Insured; FGIC)                       1,045,000                     1,239,370

MISSOURI--.3%

Missouri Housing Development
    Commission, SFMR
    6.40%, 9/1/2029                                2,070,000                     2,262,531

NEVADA--.3%

Washoe County (Reno-Sparks
    Convention) 6.375%,
    7/1/2023 (Insured; FSA)
    (Prerefunded 1/1/2010)                         2,000,000 (b)                 2,404,320

NEW HAMPSHIRE--.2%

New Hampshire Business Finance
    Authority, PCR (Central Maine
    Power Co.) 5.375%, 5/1/2014                    1,750,000                     1,854,002

NEW JERSEY--2.1%

New Jersey 6%, 2/15/2011                           2,500,000                     2,954,150

New Jersey Economic
    Development Authority,
    EDR (American Airlines
    Inc. Project) 7.10%, 11/1/2031                 1,670,000                       409,150

New Jersey Transportation Corp.,
  Federal Transportation
  Administration Grants COP:
        5.50%, 9/15/2012
            (Insured; AMBAC)                       3,000,000                     3,477,270
        6%, 9/15/2015
            (Insured; AMBAC)                       2,000,000                     2,338,480

New Jersey Tobacco Settlement
    Financing Corp., Tobacco
    Settlement Asset-Backed Bonds:
        6.75%, 6/1/2039                            5,000,000 (c)                 4,845,000
        6.125%, 6/1/2042                           2,500,000                     2,215,650

NEW YORK--4.4%

Metropolitan Transportation
  Authority, Service Contract
    5.75%, 1/1/2018                                2,500,000                     2,914,025

New York City:
    5.75%, 8/1/2007                                5,495,000                     6,162,203
    5.25%, 11/15/2007                              2,095,000                     2,317,657

New York City Transitional
  Finance Authority, Revenue
    (Future Tax Secured):
        5.25%, 2/1/2029                            5,000,000                     5,459,100
        5.50%/14%, 11/1/2026                       4,000,000 (d)                 4,468,760

New York State Dormitory
    Authority, Revenue:

 (Mental Health Services Facilities):

           6%, 8/15/2007
              (Prerefunded 2/15/2007)             15,000 (b)                        17,651

            6%, 8/15/2007                         2,485,000                      2,868,709

            (School Program)
                 5.25%, 7/1/2011                  1,200,000                      1,325,916

New York State Mortgage Agency
    (Homeowner Mortgage)

    5.50%, 10/1/2017                                80,000                          80,373

New York State Urban Development
    Corp., Correctional and Youth
    Facilities Service Contract

    Revenue 5%, 1/1/2011                          5,000,000                      5,370,000

Triborough Bridge and Tunnel
    Authority, General Purpose
    Revenue 6%, 1/1/2012                          3,000,000                      3,564,450

NORTH CAROLINA--.2%

North Carolina Eastern
  Municipal Power Agency,
  Power System, Revenue

    5.30%, 1/1/2015                               1,500,000 (c)                  1,540,185

OHIO--.5%

Ohio Higher Education, Capital
    Facilities 5.625%, 5/1/2014
    (Prerefunded 5/1/2010)                        3,615,000 (b)                  4,208,619

PENNSYLVANIA--70.8%

Allegheny County:

    5.75%, 12/1/2004                                600,000                        647,904

    5.40%, 9/15/2005
        (Insured; MBIA)
        (Prerefunded 9/15/2004)                   1,000,000 (b)                  1,065,690

    5.90%, 5/1/2006
        (Insured; AMBAC)                          1,250,000                      1,280,300

    5.80%, 9/15/2009
        (Insured; MBIA)
        (Prerefunded 9/15/2004)                   2,310,000 (b)                  2,475,881

    6%, 5/1/2010
        (Insured; AMBAC)                          2,000,000                      2,048,380

    5.875%, 9/15/2010
        (Insured; MBIA)
        (Prerefunded 9/15/2004)                   2,000,000 (b)                  2,145,900


Allegheny County Industrial
  Development Authority, PCR

    4.35%, 12/1/2013
    (Insured; AMBAC)                              5,000,000                      5,189,200

Allegheny County Hospital
    Development Authority,
    Revenue:

    (Pittsburgh Mercy Health System):

            5.50%, 8/15/2004
                 (Insured; AMBAC)                 1,910,000                      2,031,151

            5.60%, 8/15/2005
                 (Insured; AMBAC)                 2,020,000                      2,230,504

            5.60%, 8/15/2006
                 (Insured; AMBAC)                 2,135,000                      2,418,165

        (Presbyterian Health Center)
            6%, 11/1/2006                         2,000,000                      2,048,100

        (University of Pittsburgh
            Medical Center):

                 4.95%, 12/1/2007
                     (Insured; MBIA)                690,000                        750,458

                 5.15%, 12/1/2009
                     (Insured; MBIA)                750,000                        803,302

        (UPMC Health)
            5.25%, 7/1/2005                       3,170,000                      3,441,320

Allegheny County Port Authority,
    Special Transportation Revenue:

        5.50%, 6/1/2008
            (Insured; MBIA)                       4,000,000                      4,591,520

        5.375%, 3/1/2011
            (Insured; FGIC)                       2,500,000                      2,853,400

        5.50%, 3/1/2014
            (Insured; FGIC)                       2,500,000                      2,826,775

        5.50%, 3/1/2016
            (Insured; FGIC)                       1,360,000                      1,523,907

        6%, 3/1/2019
            (Insured; MBIA)
            (Prerefunded 3/1/2009)                5,000,000 (b)                  5,938,850

Allentown 5.55%, 7/15/2007                        1,000,000                      1,016,910

Athens Area School District
    4.75%, 4/15/2011
    (Insured; FGIC)                               1,740,000                      1,911,929

Bangor Area School District:

    5.10%, 3/1/2008
        (Insured; AMBAC)
        (Prerefunded 3/1/2005)                    1,250,000 (b)                  1,346,325

    5.25%, 3/1/2009
        (Insured; AMBAC)
        (Prerefunded 3/1/2005)                    1,000,000 (b)                  1,080,020

                                                                           The Funds

Statement of Investments (audited) (continued)

Berks County Municipal Authority, HR

  (Reading Hospital and
  Medical Center Project):

        5.50%, 10/1/2005
            (Insured; MBIA)
            (Prerefunded 10/1/2004)               1,380,000 (b)                  1,502,075

        5.80%, 10/1/2008
            (Insured; MBIA)
            (Prerefunded 10/1/2004)               1,080,000 (b)                  1,180,634

Bethlehem Area School
    District  5.50%, 9/1/2007
    (Insured; FGIC)                               4,000,000                      4,580,600

Blair County:

    5.375%, 8/1/2015
        (Insured; AMBAC)                          1,880,000                      2,159,951

    5.375%, 8/1/2016
        (Insured; AMBAC)                          1,980,000                      2,275,079

Bucks County 5.60%, 5/1/2008
    (Prerefunded 5/1/2005)                        1,000,000 (b)                  1,093,600

Bucks County Community College
    Authority, College Building Revenue:

        5.65%, 6/15/2004                          1,015,000                      1,074,327
        5.65%, 6/15/2005                          1,070,000                      1,174,678

        5.65%, 6/15/2006                          1,135,000                      1,280,280

        5.70%, 6/15/2007                          1,205,000                      1,382,533

Bucks County Technical School
  Authority, School Revenue:

    5.10%, 8/15/2008
        (Insured; AMBAC)                          1,000,000                      1,096,650

    5.40%, 8/15/2011
        (Insured; AMBAC)                          1,500,000                      1,636,395

Carlisle Area School District:

    5%, 3/1/2012 (Insured; MBIA)                  1,295,000                      1,444,184

Central Bucks School District:

    5.50%, 2/1/2007 (Insured; FGIC)               2,100,000                      2,373,378

    6.55%, 11/15/2008
        (Prerefunded 11/15/2004)                  1,000,000 (b)                  1,091,360

Central York School District:

    5%, 6/1/2012 (Insured; FGIC)                  2,305,000                      2,573,786

    5.50%, 6/1/2014 (Insured; FGIC)               1,000,000                      1,139,200

Chester County Health and Education
  Facilities Authority, Health System
  Revenue (Main Line Health
  System) 5.50%, 5/15/2015                        2,000,000                      2,063,640

Conestoga Valley School District:

  5%, 5/1/2010 (Insured; FGIC)                    2,070,000                      2,318,069

  5%, 5/1/2011 (Insured; FGIC)                    1,500,000                      1,675,410

Conrad Weiser Area School District:

  6.05%, 12/15/2004
    (Insured; MBIA)
                                                  980,000                        1,065,044
  6.30%, 12/15/2006
    (Insured; MBIA)
    (Prerefunded 12/15/2004)                    1,000,000  (b)                   1,091,210

  5.20%, 12/15/2010
    (Insured; MBIA)                             1,000,000                        1,092,110

  5.25%, 12/15/2014
    (Insured; MBIA)                             3,890,000                        4,218,044

Cumberland County Municipal
  Authority, College Revenue:

  (Dickerson College):

    5.25%, 11/1/2008
      (Insured; AMBAC)                          1,000,000                        1,143,540

    5.25%, 11/1/2009
      (Insured; AMBAC)                          1,170,000                        1,335,567

  (Messiah College) 5.50%,
    10/1/2006
      (Insured; AMBAC)                          5,760,000                        6,509,722

Delaware County
  5.50%, 10/1/2015                                280,000                          306,149

Delaware County Authority,
  College Revenue

    (Haverford College):

      5.875%, 11/15/2021                        1,500,000                        1,687,005

      5.75%, 11/15/2025                         3,000,000                        3,295,080

Delaware County Industrial
  Development Authority, PCR

  (Peco Energy Co. Project)
  5.20%, 4/1/2021                               4,565,000                        4,774,168

Delaware County Regional Water
  Quality Control Authority,

  Sewer Revenue 4.75%,
  5/1/2010 (Insured; FGIC)                      1,945,000                        2,145,743

Downingtown Area School District:

  4.50%, 3/1/2007                               1,000,000                        1,091,480

  5.25%, 2/1/2008                               4,870,000                        5,497,694

  5.375%, 2/1/2009                              5,020,000                        5,708,794

Exeter Township School District

  5.15%, 5/15/2010 (Insured; FGIC)              2,500,000                        2,717,800

Fleetwood Area School Authority
  5.70%, 4/1/2006 (Insured; FGIC)               1,160,000                        1,304,200

Fleetwood Area School District
  5%, 4/1/2011 (Insured; FGIC)                  1,500,000                        1,674,105

Fox Chapel Area School District
  5.50%, 8/15/2008                              1,500,000                        1,529,175

Geisinger Authority, Health System
    Revenue 5.80%, 7/1/2003                       740,000                          751,981

Harrisburg Authority, School Revenue:

    5%, 9/1/2005 (Insured; FGIC)                1,070,000                        1,166,225

    Harrisburg Project:

        5%, 4/1/2008 (Insured; FGIC)            1,000,000                        1,120,070

        5%, 4/1/2009 (Insured; FGIC)            1,000,000                        1,119,130

        5%, 4/1/2010 (Insured; FGIC)            2,500,000                        2,796,875

Hazleton Area School District:

    6.50%, 3/1/2006 (Insured; FSA)              1,155,000                        1,318,202

    6.50%, 3/1/2007 (Insured; FSA)              1,000,000                        1,168,800

    6.50%, 3/1/2008 (Insured; FSA)              1,300,000                        1,543,022

Hazleton City Authority, Water Revenue
    5.75%, 4/1/2006 (Insured; FGIC)               570,000                          640,241

Kennett Consolidated School
    District, GO 5.50%, 2/15/2015
    (Insured; FGIC)                             1,310,000                        1,481,544

Lancaster County Solid Waste
    Management Authority, RRR:

        5.25%, 12/15/2008
            (Insured; AMBAC)                    3,940,000                        4,363,865

        5.25%, 12/15/2009
            (Insured; AMBAC)                    4,230,000                        4,654,777

        5.25%, 12/15/2010
            (Insured; AMBAC)                    2,000,000                        2,187,920

Lancaster County Vocational-Technical
    School Authority, LR:

        5.25%, 2/15/2009
            (Insured; FGIC)                     1,000,000                        1,131,060

        5.25%, 2/15/2010
            (Insured; FGIC)                     1,500,000                        1,698,885

Lehigh County General Purpose
    Authority, Revenue

        (Lehigh Valley Hospital):

            5.75%, 7/1/2004
                 (Insured; MBIA)                1,140,000                        1,207,944

            5.75%, 7/1/2005
                 (Insured; MBIA)                1,200,000                        1,315,872

            5.75%, 7/1/2006
                 (Insured; MBIA)                1,270,000                        1,427,772

Lehigh County Industrial
    Development Authority, PCR

    (Pennsylvania Power and
    Light Co. Project) 6.40%,
    11/1/2021 (Insured; MBIA)                   1,750,000                        1,788,623

Manheim Central School District

    5.40%, 5/15/2004 (Insured; FGIC)              650,000                          684,008

Montgomery County:

    5%, 9/15/2010                               1,165,000                        1,318,279

    5%, 9/15/2011                               2,155,000                        2,431,185

Montgomery County Higher
    Education and Health Authority,
    HR (Abington Memorial Hospital)
    5%, 6/1/2007 (Insured; AMBAC)               2,940,000                        3,259,901

Montgomery County Industrial
    Development Authority, PCR

    (Peco Energy Co. Project):

        5.20%, 10/1/2030                        2,500,000                        2,614,550

        5.30%, 10/1/2034                        1,500,000                        1,566,375

Muhlenberg School District
    5.375%, 4/1/2015                            1,000,000                        1,118,860

North Pennsylvania School District
    5.50%, 3/1/2006                             1,350,000                        1,505,088

North Pennsylvania School District
    Authority, School Revenue

    (Mongomery and Bucks County)
    6.20%, 3/1/2007                              960,000                         1,085,779

North Wales Water Authority,
    Water Revenue 5.40%,
    11/1/2010 (Insured; FGIC)                  1,000,000                         1,096,530

Northampton County Higher
    Education Authority, Revenue

    (Lehigh University)
    5.50%, 11/15/2011                          2,500,000                         2,900,700

Northeastern Hospital and
    Education Authority,
    College Revenue (Luzerne
    County Community College):

        5.25%, 8/15/2006
            (Insured; MBIA)                    1,115,000                         1,248,990

        5.25%, 8/15/2007
            (Insured; MBIA)                    1,170,000                         1,325,984

Northwestern Lehigh
    School District:

        5%, 3/15/2008 (Insured; FSA)           1,190,000                         1,332,086

        5%, 3/15/2009 (Insured; FSA)           1,190,000                         1,331,110

        5%, 3/15/2010 (Insured; FSA)           1,245,000                         1,392,109

Owen J. Roberts School District, GO

    5.50%, 8/15/2018 (Insured; FSA)            1,440,000                         1,609,373

Parkland School District:

    5.25%, 9/1/2011 (Insured; FGIC)            2,220,000                         2,528,602

    5.375%, 9/1/2014 (Insured; FGIC)           3,110,000                         3,567,854

    5.40%, 9/1/2004 (Insured; FGIC)            1,490,000                         1,713,157

                                                                           The Funds

Statement of Investments (unaudited) (continued)

Penn Manor School District:

    5.20%, 6/1/2012 (Insured; FGIC)
        (Prerefunded 6/1/2006)                   355,000 (b)                       395,587

    5.20%, 6/1/2012 (Insured; FGIC)              395,000                           428,844

Pennsbury School District:

    6.10%, 8/15/2004 (Insured; FGIC)           1,000,000                         1,072,570

    6.65%, 8/15/2009 (Insured; FGIC)
        (Prerefunded 8/15/2004)                1,000,000 (b)                     1,080,540

Pennsylvania:

    5.30%, 5/1/2005                              905,000                           960,811

    5.30%, 5/1/2005
        (Prerefunded 5/1/2004)                    95,000 (b)                       101,103

    5.375%, 11/15/2005
        (Insured; FGIC)                        2,000,000                         2,215,740

    5.50%, 1/15/2006
        (Insured; MBIA)                        6,000,000                         6,665,040

    5%, 6/1/2006
        (Insured; MBIA)                        1,500,000                         1,662,165

    5.375%, 5/15/2009
        (Insured; FGIC)                        3,000,000                         3,348,180

    5.25%, 10/15/2009                         10,000,000                        11,435,200

    5.25%, 10/15/2010                         10,000,000                        11,449,900

    5.25%, 2/1/2011                            7,850,000                         8,893,815

    6%, 1/15/2012                              2,500,000                         2,913,000

    5.25%, 2/1/2012                            1,000,000                         1,137,480

Pennsylvania Higher Educational
    Facilities Authority, Revenue:

    (Lafayette College Project)
        6%, 5/1/2030                           5,000,000                         5,704,400

    (State Systems):

        5.25%, 6/15/2004
            (Insured; AMBAC)                   1,000,000                         1,053,340

        5.20%, 6/15/2007
            (Insured; AMBAC)                   1,000,000                         1,050,450

        5.30%, 6/15/2008
            (Insured; AMBAC)                   3,200,000                         3,365,536

        5.75%, 6/15/2010
            (Insured; AMBAC)                   3,045,000                         3,563,015

  (State Systems Higher Education):

        5%, 6/15/2009
            (Insured; AMBAC)                   2,665,000                         2,989,624

        5%, 6/15/2010
            (Insured; AMBAC)                   2,785,000                         3,123,433

        5%, 6/15/2011
            (Insured; AMBAC)                   2,935,000                         3,282,240

    (Temple University) 5.25%,
        4/1/2014 (Insured; MBIA)               2,500,000                         2,747,225

    (University of Scranton) 5.75%,
        11/1/2006                              1,690,000                         1,926,634

    (UPMC Health System):

        5%, 1/15/2010                          1,630,000                         1,740,367

        5.125%, 1/15/2011                      1,550,000                         1,652,021

        5.25%, 8/1/2012

            (Insured; FSA)                     3,000,000                         3,277,830

                 6%, 1/15/2022                 2,500,000                         2,645,200

    College and University:

        (Allegheny College Project)

            6.10%, 11/1/2008

                 (Insured, MBIA)               2,545,000                         2,681,183

        (Bryn Mawr College) 5.25%,

            12/1/2012 (Insured, AMBAC)         3,000,000                         3,440,550

        (College of Pharmacy and
            Science) 5.35%, 11/1/2011

                 (Insured; MBIA)               2,000,000                         2,189,340

        (Drexel University):

            5.50%, 5/1/2006
                 (Insured; MBIA)               1,600,000                         1,790,368

            5.50%, 5/1/2007
                 (Insured; MBIA)               1,275,000                         1,448,744

            5.30%, 5/1/2 010
                 (Insured; MBIA)               3,910,000                         4,390,695

            5.625%, 5/1/2014
                 (Insured; MBIA)
                 (Prerefunded 5/1/2003)          310,000 (b)                       318,665

            5.625%, 5/1/2014
                 (Insured; MBIA)               1,690,000                         1,736,002

        (University of Pennsylvania):

            5.30%, 9/1/2006                    1,000,000                         1,087,470

            5.40%, 9/1/2007                    2,000,000                         2,191,160

    Health Services

        (University of Pennsylvania):

            5.60%, 1/1/2005                    2,750,000                         2,885,630

            6%, 1/1/2005                       3,500,000                         3,748,815

            5.80%, 1/1/2007                    2,000,000                         2,088,740

            6%, 1/1/2010                       3,000,000                         3,109,170

            5.60%, 11/15/2010                  2,000,000                         2,244,880

            5.875%, 1/1/2015                   2,000,000                         2,080,300

Pennsylvania Housing Finance Agency:

  (Rental Housing)

        5.45%, 7/1/2006                        2,315,000                         2,384,311

    (Single Family Mortgage):

        5.20%, 10/1/2003                       1,000,000                         1,023,830

        5.30%, 10/1/2004                       1,970,000                         2,081,995

        5.35%, 10/1/2009                       1,165,000                         1,269,407

        5.45%, 10/1/2010                       3,025,000                         3,261,283

        5.50%, 10/1/2011                       1,325,000                         1,414,120

PENNSYLVANIA (CONTINUED)

Pennsylvania Housing
  Finance Agency (continued):

  (Single Family Mortgage) (continued):

        5.55%, 10/1/2012                      3,060,000                          3,254,861

        5.75%, 10/1/2013                      5,040,000                          5,356,361

        5.45%, 10/1/2014                      1,000,000                          1,036,840

        6%, 10/1/2015                         3,045,000                          3,222,706

        5.40%, 10/1/2027                        115,000                            117,276

Pennsylvania Industrial
    Development Authority, EDR:

        5.50%, 7/1/2005
            (Insured; AMBAC)                  3,000,000                          3,287,070

        6%, 7/1/2008
            (Insured; AMBAC)                  5,600,000                          6,563,480

        5.80%, 1/1/2009
            (Insured; AMBAC)                  5,000,000                          5,781,100

        5.50%, 7/1/2012
            (Insured; AMBAC)                  5,335,000                          6,158,030

Pennsylvania Infrastructure
    Investment Authority, Revenue

    (Pennvest Loan Pool):

        5.55%, 9/1/2004                         600,000                            624,732

        5.75%, 9/1/2006                       1,000,000                          1,038,900

        5.85%, 9/1/2008                       1,000,000                          1,035,080

Pennsylvania State University
    5%, 3/1/2009                              3,000,000                          3,354,210

Pennsylvania Turnpike
    Commission, Revenue:

    5%, 6/1/2009 (Insured; FGIC)              3,275,000                          3,672,258

    5%, 6/1/2011 (Insured; FGIC)              3,000,000                          3,353,700

    5.50%, 12/1/2011 (Insured; FGIC)          2,510,000                          2,913,859

    5.50%, 12/1/2012 (Insured; FGIC)          2,000,000                          2,325,800

    5.50%, 6/1/2015                           1,500,000                          1,694,175

    Oil Franchise Tax 5.50%,
        12/1/2006 (Insured; AMBAC)            2,305,000                          2,620,808

Perkiomen Valley School District:

    5.25%, 3/1/2013 (Insured; FSA)            1,230,000                          1,367,674

    5.25%, 3/1/2014 (Insured; FSA)            1,290,000                          1,422,135

Philadelphia:

    5.25%, 3/15/2011 (Insured; FSA)           3,500,000                          3,905,125

    5.25%, 3/15/2012 (Insured; FSA)             235,000                            260,836

    5.25%, 3/15/2013 (Insured; FSA)           2,000,000                          2,210,640

    5.25%, 3/15/2014 (Insured; FSA)           1,000,000                          1,095,560

    Water and Wastewater Revenue:

      5.625%, 6/15/2009

          (Insured; AMBAC)                    5,000,000                          5,775,400

      5.25%, 12/15/2012
          (Insured; AMBAC)                   10,000,000                         11,427,900

Philadelphia Authority For Industrial
  Development, Revenue:

        (Girard Estates Facilities Leasing
            Project) 5%, 5/15/2019            2,400,000                          2,470,032

        (Long Term Care FFE/

            Maplewood) 8%, 1/1/2024
            (Prerefunded 7/1/2004)            2,880,000 (b)                      3,197,290

Philadelphia Hospital and Higher
    Education Facilities Authority

    Revenue (Jefferson Health
    System) 5.50%, 5/15/2008                  1,000,000                          1,109,340

Philadelphia Parking Authority,
    Parking Revenue:

        5.25%, 2/1/2013
            (Insured; AMBAC)                  1,935,000                          2,135,408

        5.25%, 2/1/2014
            (Insured; AMBAC)                  2,040,000                          2,231,760

        Airport:

            5.50%, 9/1/2005
                 (Insured; AMBAC)             1,800,000                          1,980,720

            5.75%, 9/1/2009
                 (Insured; AMBAC)             2,255,000                          2,618,010

Philadelphia School District:

    5%, 10/1/2008 (Insured; MBIA)            10,000,000                         11,294,100

    5.75%, 2/1/2011 (Insured; FSA)            3,000,000                          3,493,560

    5.75%, 2/1/2013 (Insured; FSA)            3,000,000                          3,437,640

    5.25%, 4/1/2014 (Insured; MBIA)           2,500,000                          2,741,650

    5.50%, 2/1/2017 (Insured; FSA)            1,770,000                          1,976,718

    5.50%, 2/1/2019 (Insured; FSA)            1,310,000                          1,445,362

Pittsburgh School District:

    5.50%, 9/1/2016 (Insured; FSA)            2,000,000                          2,325,540

    5.50%, 9/1/2017 (Insured; FSA)            2,000,000                          2,321,800

    5.50%, 9/1/2018 (Insured; FSA)            1,000,000                          1,160,120

Rose Tree Media School District
    5.30%, 2/15/2009 (Insured; FGIC)            425,000                            441,176

Scranton-Lackawanna Health
    and Welfare Authority, Revenue:

    (Community Medical Center Project):

        5.50%, 7/1/2010
            (Insured; MBIA)                   3,035,000                          3,367,575

        5.50%, 7/1/2011
            (Insured; MBIA)                   3,195,000                          3,513,861

    (Mercy Health) 5.25%,
        1/1/2005 (Insured; MBIA)              2,435,000                          2,603,648

    (University of Scranton Project):

        5.50%, 11/1/2006
            (Insured; AMBAC)                  2,295,000                          2,604,182

        5.50%, 11/1/2007
            (Insured; AMBAC)                  3,040,000                          3,494,206

                                                                      The Funds

Statement of Investments (unaudited) (continued)

Southeastern Pennsylvania
  Transportation Authority,
  Special Revenue:

        5.90%, 3/1/2010
             (Insured; FGIC)
            (Prerefunded 3/1/2005)            2,125,000 (b)                      2,342,664

        5.90%, 3/1/2010
                (Insured; FGIC)
            (Prerefunded 3/1/2005)             125,000 (b)                         137,804

Springfield School District
    (Delaware County):

        4.75%, 3/15/2010
            (Insured; FSA)                    1,145,000                          1,262,317

        4.75%, 3/15/2011
            (Insured; FSA)                      780,000                            856,518

        4.75%, 3/15/2012
            (Insured; FSA)                    1,085,000                          1,189,464

State Public School Building
    Authority, College Revenue:

        (Montgomery Community
            College Project):
                 5.85%, 5/1/2010
                        (Insured;
                     MBIA) (Prerefunded
                     11/1/2004)              1,010,000 (b)                       1,088,649
                 5.75%, 5/1/2011
                     (Prerefunded
                        11/1/2004)           1,000,000 (b)                       1,076,390
        (Harrisburg Community College)
            5.10%, 10/1/2006
                 (Insured; MBIA)             1,000,000                           1,118,520
        (Westmoreland County
            Community College)
                 5.45%, 10/15/2011
                     (Insured; MBIA)
                     (Prerefunded
                        10/15/2005)          1,000,000 (b)                       1,106,880

Stroudsburg Area School District:

    5.30%, 10/1/2007 (Insured; FGIC)
        (Prerefunded 10/1/2005)              1,475,000 (b)                       1,625,465

    5.45%, 10/1/2008 (Insured; FGIC)
        (Prerefunded 10/1/2005)              2,340,000 (b)                       2,587,619


Summary of Abbreviations

Swarthmore Borough Authority,
  College Revenue:

        5.50%, 9/15/2011                    17,500,000                          20,291,600

        5.25%, 9/15/2016                     1,000,000                           1,110,520

        5.25%, 9/15/2017                     1,000,000                           1,102,120

Trinity Area School District 5.45%,
    11/1/2009 (Insured; FGIC)                2,000,000                           2,057,040

University Area Joint Authority,
    Sewer Revenue
    5%, 11/1/2011 (Insured; MBIA)            1,430,000                           1,604,918

Upper Darby School District 5%,
  2/15/2010 (Insured; AMBAC)                 1,100,000                           1,228,755

Upper Merion Municipal Utilities
  Authority, Sewer Revenue

    5.30%, 8/15/2004                         1,545,000                           1,574,679

Upper Saint Clair Township School
  District 5.20%, 7/15/2027                  7,000,000                           7,152,320

Wallenpaupack Area School District:

  5.50%, 3/1/2007 (Insured; FGIC)            1,985,000                           2,247,397

  5.50%, 3/1/2008 (Insured; FGIC)            2,090,000                           2,387,135

Warwick School District,
  Lancaster County 5.25%,
  2/15/2011 (Insured; FGIC)                  1,000,000                           1,132,060

Washington County Authority, LR

  5.10%, 6/1/2004 (Insured; FGIC)              800,000                             808,240

Washington County Industrial
  Development Authority, PCR
  (West Penn Power Co.-
  Mitchell Project) 4.95%,
  3/1/2003 (Insured; MBIA)                   1,000,000                           1,000,320

Wilkes-Barre Area School District

  6.10%, 4/1/2009 (Insured; FGIC)
  (Prerefunded 10/1/2004)                    1,000,000  (b)                      1,078,420

Wilson Area School District
  5%, 2/15/2011 (Insured; FGIC)              1,910,000                           2,129,096

Wilson School District:

  5.375%, 5/15/2015
    (Insured; FSA)                           1,785,000                           1,999,521

  5.375%, 5/15/2016
    (Insured; FSA)                           1,500,000                           1,670,400

Wyoming Valley Sanitary
  Authority, Sewer Revenue:

    5%, 11/15/2004
      (Insured; MBIA)                        1,200,000  (c)                      1,250,928

    5%, 11/15/2007
      (Insured; MBIA)                        1,960,000  (c)                      2,132,617

York County Solid Waste and
  Refuse Authority, Solid Waste
  System Revenue 5.50%,
  12/1/2014 (Insured; FGIC)                  1,000,000                           1,156,340

SOUTH CAROLINA--.3%

Greenville County School District,
  Installment Purchase Revenue
  (Building Equity Sooner Tomorrow)
  5.875%, 12/1/2018                          2,000,000                           2,240,700

TEXAS--.4%

Cities of Dallas and Fort Worth,
  Dallas/Fort Worth
  International Airport,
  Joint Revenue Improvement
  5.50%, 11/1/2031
  (Insured; FGIC)                            2,000,000                           2,074,520

North Texas Health Facilities
  Development Corp., HR
  (Regional Health Care
  System Inc. Project) 5.25%,
  9/1/2007 (Insured; MBIA)                     770,000                             860,275

VIRGINIA--1.5%

Charles City County Industrial
 Development Authority, Solid
 Waste Disposal Facility Revenue
 (Waste Management Virginia Inc.
 Project) 4.875%, 2/1/2009                  6,600,000                            6,608,184

Louisa Industrial Development
  Authority, PCR (Virginia Electric
  and Power Co.)
  5.25%, 12/1/2008                           5,000,000                           5,269,150

WEST VIRGINIA--.1%

West Virginia, College Revenue
  6%, 4/1/2006 (Insured; AMBAC)              1,000,000                           1,024,460

WISCONSIN--.1%

Appleton Area School District
  6.75%, 2/15/2006                             500,000                             573,460

U.S. RELATED--11.6%

Commonwealth of Puerto Rico:

  5%, 7/1/2008                               5,000,000                           5,654,650

  Public Improvement:

    5.50%, 7/1/2012
      (Insured; FGIC)                       10,000,000  (c)                     11,609,000

    5.50%, 7/1/2014
      (Insured; MBIA)                        7,500,000                           8,775,000

    5.50%, 7/1/2017
      (Insured; FGIC)                        5,000,000                           5,857,100

    5.50%, 7/1/2018
      (Insured; FGIC)                        9,545,000                          11,168,318

Puerto Rico Electric Power
  Authority, Power Revenue:

    5.25%, 7/1/2014
      (Insured; MBIA)                        7,875,000                           9,032,310

    5.25%, 7/1/2029
      (Insured; FSA)                        10,000,000                          10,541,100

Puerto Rico Highway and
 Transportation Authority:

    (Highway Revenue):

      6.25%, 7/1/2008
        Series Y (Insured; MBIA)             1,295,000                           1,543,873

      6.25%, 7/1/2008
        Series Z (Insured; MBIA)             1,000,000                           1,192,180

      5.50%, 7/1/2013
        (Insured; FSA)                       1,500,000                           1,754,100

      5.50%, 7/1/2013
        (Insured; MBIA)                      4,000,000                           4,677,600

    Transportation Revenue
      5.25%, 7/1/2010                        4,000,000                           4,456,400

Puerto Rico Municipal
  Finance Agency:

    5.50%, 8/1/2007
      (Insured; FSA)                         6,305,000                           7,237,257

    5.50%, 8/1/2009
      (Insured; FSA)                         7,090,000                           8,220,997

TOTAL LONG-TERM
  MUNICIPAL INVESTMENTS
  (cost $725,928,529)                                                          780,956,840

SHORT-TERM MUNICIPAL INVESTMENTS--3.0%
------------------------------------------------------------------------------------------

MASSACHUSETTS--.3%

Massachusetts Development
 Finance Agency, Revenue,

  VRDN (Draper Laboratory)
  1.05% (Insured; MBIA)                      2,200,000  (e)                      2,200,000

MICHIGAN--.3%

Michigan Strategic Fund,
  PCR, VRDN (Consumer
  Power Project) 1.15%
  (Insured; AMBAC)                           2,600,000  (e)                      2,600,000

NEW YORK--.2%

New York City,VRDN 1.13%
  (Insured; AMBAC)                           1,600,000  (e)                      1,600,000

NORTH DAKOTA--.0%

Grand Forks Health Care Facilities,
  Revenue, VRDN (United
  Hospital and United Health
  Resources) 1.19%                             100,000  (e)                        100,000

                                                                     The Funds

Statement of Investments (unaudited) (continued)

PENNSYLVANIA--1.7%

Blair County Industrial Development
  Authority, Revenue, VRDN
  (Village of Pennsylvania
  State Project) 1.04%                       4,400,000  (e)                      4,400,000

Emmaus General Authority,
  Revenue, VRDN1.15%                         4,500,000  (e)                      4,500,000

Lehigh County General Purpose
  Authority, HR, VRDN (Lehigh Valley
  Hospital)  1.15% (Insured; AMBAC)          1,400,000  (e)                      1,400,000

South Fork Municipal Authority,
  HR, VRDN (Conemaugh Health
  System) 1.15% (Insured; MBIA)              3,600,000  (e)                      3,600,000

WASHINGTON--.5%
Richland, Golf Enterprise Revenue,
  VRDN 1.05%                                 3,640,000  (e)                      3,640,000

TOTAL SHORT--TERM
  MUNICIPAL INVESTMENTS
  (cost $24,040,000)                                                            24,040,000

TOTAL INVESTMENTS
  (cost $749,968,529)                           101.6%                         804,996,840

LIABILITIES, LESS CASH
  AND RECEIVABLES                               (1.6%)                        (13,090,540)

NET ASSETS                                      100.0%                         791,906,300



Summary of Abbreviations

AMBAC American Municipal Bond
      Assurance Corporation

COP   Certificate of Participation

EDR   Economic Development Revenue

FGIC  Financial Guaranty Insurance Company

FSA   Financial Security Assurance

GO    General Obligation

HR    Hospital Revenue

MBIA  Municipal Bond Investors

        Assurance Insurance Corporation

LR    Lease Revenue

PCR   Pollution Control Revenue

RRR   Resources Recovery Revenue

SFMR  Single Family Mortgage Revenue

VRDN  Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)



Fitch           or             Moody's             or               Standard & Poor's  Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 64.5

AA                             Aa                                    AA                                  22.6

A                              A                                     A                                    7.1

BBB                            Baa                                   BBB                                  1.6

BB                             Ba                                    BB                                    .1

F-1+, F-1                      MIG1, VMIG1 & P1                      SP1, A1                              3.0

Not Rated( f)                  Not Rated (f)                         Not Rated (f)                        1.1

                                                                                                        100.0



(A) ZERO COUPON UNTIL A SPECIFIED DATE, AT WHICH TIME, THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  SUBJECT TO INTEREST RATE CHANGE ON NOVEMBER 1, 2011.

(E) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(F) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE INVESTMENT ADVISER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(G)  AT  FEBRUARY  28,  2003,  THE FUND HAD  $204,838,429  (25.9% OF NET ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL IS DEPENDENT UPON REVENUES GENERATED FROM EDUCATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                       The Funds


STATEMENT OF FINANCIAL FUTURES

February 28, 2003 (Unaudited)


                                                                  Market Value                                    Unrealized
                                                                    Covered by                                (Depreciation)
                                                Contracts        Contracts ($)           Expiration         at 2/28/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES (SHORT)

US Treasury Futures 10 Year Note                      680           79,368,750           March 2003              (3,138,760)

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)

MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                        Principal

  INVESTMENTS--95.9%                       Amount ($)                Value
--------------------------------------------------------------------------------

MASSACHUSETTS--88.2%

Andover 6%, 12/1/2005                   700,000                      788,599

Attlebore 6%, 10/1/2003               1,085,000                    1,116,942

Bellingham 5.375%, 3/1/2014
  (Insured; AMBAC)                    1,685,000                    1,903,140

Boston 5.75%, 2/1/2010                2,000,000                    2,339,100

Boston Water and Sewer
  Commission, Revenue

  9.25%, 1/1/2011                       100,000                      138,743

Burlington:

  5.25%, 2/1/2012                       200,000                      227,496

  5.25%, 2/1/2013                       250,000                      282,248

Cambridge 5%, 12/15/2011                510,000                      576,790

Capital Trust Agency, Revenue

  (Seminole Tribe Convention)
  10%, 10/01/2033                     1,575,000                    1,625,558

Easton 6%, 9/15/2006                    105,000                      108,402

Everett 6.125%, 12/15/2014
  (Insured; MBIA)                     1,000,000                    1,193,190

Fall River:

  4%, 2/1/2007 (Insured; FSA)         1,000,000                    1,075,710

  4%, 2/1/2008 (Insured; FSA)         1,680,000                    1,805,345

Framingham 5.75%, 3/1/2005            1,145,000                    1,248,050

Franklin 6.25%, 11/15/2005
  (Insured; MBIA)                       430,000                      486,506

Haverhill 6%, 6/15/2005
  (Insured; FGIC)                       750,000                      830,588

Holden 6%, 3/1/2014
  (Insured; FGIC)                     1,000,000                    1,165,750

Lynn 5.25%, 2/15/2008                 1,500,000                    1,702,680

Mashpee:

  5.625%, 11/15/2015
    (Insured; FGIC)                     500,000                      567,275

  6.25%, 2/1/2006
    (Insured; MBIA)                   1,000,000                    1,134,040

Massachusetts Commonwealth:

  5.50%, 2/1/2007 (Insured; MBIA)     1,000,000                    1,130,580

  6.50%, 8/1/2008                       600,000                      723,234

  Consolidated Loan:

    5.50%, 7/1/2008
      (Prerefunded 7/1/2005)          2,500,000  (a)                2,770,825

    5.12%, 1/1/2011 (Insured;
      MBIA, Prerefunded 1/1/2006)     1,000,000                    1,108,410

    5.375%, 6/1/2011                  6,350,000                    7,220,077

    6.75%, 11/1/2011 (Insured;
      FGIC, Prerefunded 11/1/2004)    1,375,000  (a)                1,516,515
    6%, 8/1/2012 (Insured; FGIC,
      Prerefunded 8/1/2004)           2,500,000  (a)                2,722,975

    5.50%, 6/1/2013                   1,000,000                    1,149,760

    5.75%, 6/1/2013
      (Prerefunded 6/1/2010)          5,000,000  (a)                5,847,250

    5%, 6/1/2014                      2,000,000                    2,195,940

    5.5%, 6/1/2015 (Insured; FGIC)    1,000,000                    1,155,200

    5.625%, 8/1/2015 (Insured;
      MBIA, Prerefunded 8/1/2005)     1,000,000  (a)                1,114,080

    5.5%, 11/1/2016 (Insured; FGIC)   3,000,000                    3,482,310

    5%, 8/1/2027 (Insured; MBIA)      2,000,000                    2,045,660

  Federal Highway
    5.75%, 6/15/2010                  2,000,000                    2,337,400

Massachusetts Bay
  Transportation Authority:

    Assessment Revenue

      5.75%, 7/1/2011                 2,000,000                    2,303,700

    General Transportation System:

      5.90%, 3/1/2004
        (Prerefunded 2/1/2003)           20,000  (a)                  20,408

      5.90%, 3/1/2004                   530,000                      540,812

      5.50%, 3/1/2009                 2,000,000                    2,289,820

      5.50%, 3/1/2014
        (Insured; FGIC)               1,000,000                    1,149,340

      5.25%, 3/1/2015
        (Insured; FGIC)               1,000,000                    1,128,970

Massachusetts Development
  Finance Agency:

    Combined Jewish Philanthropies
      5.25%, 2/1/2022                 1,000,000                    1,060,700

    Education Revenue (Belmont Hill
      School) 5%, 9/1/2015              500,000                      532,800

    Higher Education Revenue
      (Smith College)
      5.75%, 7/1/2029
      (Prerefunded 7/1/2010)          1,000,000  (a)                1,183,280

    Revenue:

      (Massachusetts College
      of Pharmacy)

        6%, 7/1/2008                    310,000                      337,438

        6.30%, 7/1/2010                 350,000                      387,496

        6.40%, 7/1/2011                 370,000                      408,395

        6.50%, 7/1/2012                 395,000                      435,740

        6.375%, 7/1/2023              1,000,000                    1,069,530

      (Suffolk University)
        5.85%, 7/1/2029               1,000,000                    1,027,860

                                                                 The Funds

Statement of Investments (unaudited) (continued)

Massachusetts Development
 Finance Agency (continued):

    RRR:

      (Semass Systems)
        5%, 1/1/2005                  2,000,000                    2,110,700

      (Waste Management, Inc)
        6.90%, 12/1/2009              1,000,000                    1,116,830

Massachusetts Education Loan
  Authority Education Loan
  Revenue 6.20%, 7/1/2013
  (Insured; AMBAC)                      595,000                      629,040

Massachusetts Educational
  Financing Authority Education
  Loan Revenue  4.70%,
  1/1/2010 (Insured; AMBAC)           1,000,000                    1,059,290

Massachusetts Health and Educational
  Facilities Authority, Revenue:

    (Dana-Farber Cancer Institute)

      5.55%, 12/1/2003
        (Insured; FGIC)                 400,000                      413,308

    (Dartmouth-Hitchcock)

      5.125%, 8/1/2022
        (Insured; FSA)                2,000,000                    2,096,180

    (Harvard University):

      6.50%, 11/1/2004                  700,000                      762,321

      5.50%, 1/15/2004                1,000,000                    1,039,270

      5%, 7/15/2022                   1,500,000                    1,573,785

    (Jordan Hospital):

      5%, 10/1/2010                     500,000                      514,610

      6.875%, 10/1/2015               1,000,000                    1,020,690

    (Massachusetts Institute of
      Technology) 5.5%, 7/1/2022      3,000,000                    3,420,270

    (Northeastern University) 5.50%,
      10/1/2009 (Insured; MBIA)         420,000                      485,491

    (Partners Healthcare Systems):

      5.25%, 7/1/2004
        (Insured; FSA)                1,000,000                    1,052,830

      5.25%, 7/1/2013                 1,595,000                    1,706,459

      5.125%, 7/1/2019                1,000,000                    1,029,330

    (South Shore Hospital):

      4.75%, 7/1/2004                   700,000                      726,243

    (Tufts University):

      5.5%, 8/15/2014                 1,000,000                    1,158,300

      5.50%, 2/15/2036                1,000,000                    1,060,040

    (Williams College)
      5.70%, 7/1/2008                   520,000                      538,522

    (Winchester Hospital)
      6.75%, 7/1/2030                 1,600,000                    1,677,152

Massachusetts Housing Finance
 Agency, SFHR:

  6%, 6/1/2014 (Insured; MBIA)          805,000                      831,493

Massachusetts Industrial
  Finance Agency:

    Electric Revenue (Nantucket
      Electric Co. Project)

        6.75%, 7/1/2006

        (Insured; AMBAC)              1,400,000                    1,605,800

    Museum Revenue, (Museum of
      Fine Arts of Boston)

        5.375%, 1/1/2007
        (Insured; MBIA)               1,000,000                    1,123,580

    Revenue:

      (Babson College) 5.75%,
        10/1/2007 (Insured; MBIA)       555,000                      642,562

    (Brooks School):

      5.70%, 7/1/2006
        (Prerefunded 7/1/2003)          260,000  (a)                 269,285

      5.75%, 7/1/2007
        (Prerefunded 7/1/2003)          275,000  (a)                 284,867

      5.80%, 7/1/2008
        (Prerefunded 7/1/2003)          290,000  (a)                 300,455

      5.85%, 7/1/2009
        (Prerefunded 7/1/2003)          305,000  (a)                 316,047

    (Concord Academy):

      5.45%, 9/1/2017                   500,000                      519,140

      5.50%, 9/1/2027                 1,250,000                    1,263,263

    (College of The Holy Cross)

      5.50%, 3/1/2007
        (Insured; MBIA)               1,145,000                    1,281,289

    (St. John's School, Inc.)
      5.70%, 6/1/2018                 1,000,000                    1,036,830

    (The Tabor Academy)
      5.40%, 12/1/2028                  500,000                      502,945

    (Tufts University):

      5.50%, 2/15/2007
        (Insured; MBIA)                 750,000                      848,940

      5.50%, 2/15/2008
        (Insured; MBIA)               1,595,000                    1,821,857

      5.50%, 2/15/2011
        (Insured; MBIA)                 500,000                      574,330

    (Wentworth Institute of
      Technology) 5.55%,
        10/1/2013                       500,000                      531,805
    (Worcester Polytechnic)
      5.35%, 9/1/2006                   850,000                      956,718


Massachusetts Municipal
 Wholesale Electric Company,
 Power Supply System Revenue:

    (Project 6) 5%,
      7/1/2006 (MBIA)                 2,000,000                    2,209,700

    (Stony Brook Intermediate)
      4.50% 7/1/2006 (MBIA)           1,500,000                    1,633,035

  Power Supply System Revenue:

    (Nuclear Project 5)
      5%, 7/1/2011 (MBIA)               120,000                      132,781

    (Nuclear Project 4)
      5.25%, 7/1/2012 (MBIA)          2,000,000                    2,248,760

Massachusetts Port Authority, Revenue

  5.75%, 7/1/2010                     2,000,000                    2,280,680

  5.75%, 7/1/2011                     3,500,000                    3,997,245

  6%, 7/1/2013                        2,500,000                    2,814,800

Massachusetts Water Pollution
  Abatement Trust:

    (Pool Loan Program):

      6.125%, 2/1/2007
        (Insured; FSA)                1,000,000                    1,153,230

      5.25%, 2/1/2009                   500,000                      565,800

      5.625%, 8/1/2013                1,000,000                    1,143,120

      5.25%, 2/1/2014                 1,300,000                    1,442,090

      5.625%, 2/1/2015
        (Prerefunded 2/1/2007)        2,000,000  (a)               2,293,700

      5%, 8/1/2018                    3,985,000                    4,251,676

    Water Pollution
      Abatement Revenue:

        (New Bedford Loan Program):

          6%, 2/1/2004                  745,000                      779,009

          6%, 2/1/2004                  255,000                      266,582

          5.25%, 2/1/2012               500,000                      564,640

        (SESD Loan Program)
          6.375%, 2/1/2015
          (Prerefunded 2/1/2004)      2,305,000  (a)                2,463,814

        (SESD Loan Program)
          6.375%, 2/1/2015              195,000                      207,858

Massachusetts Water
  Resource Authority:

    5.50%, 8/1/2008
      (Insured; MBIA)                   500,000                      575,865

    5.30%, 11/1/2010
      (Insured; FGIC)                 1,000,000                    1,117,530

    5.50%, Series B, 8/1/2011
      (Insured; FSA)                  1,100,000                    1,267,354

    5.50%, Series D, 8/1/2011
      (Insured; FSA)                  1,000,000                    1,152,140

    6%, 8/1/2014 (Insured; MBIA)      1,000,000                    1,201,400

    6%, 8/1/2024 (Insured; MBIA,
      Prerefunded 8/1/2004)             515,000  (a)                 558,399

Mendon Upton Regional School District

  6%, 6/1/2007 (Insured; FGIC)          600,000                      697,614

North Attleborough 5.50%,
  3/1/2006 (Insured; AMBAC)           1,000,000                    1,116,130

Northampton, School Project Loan
  6.40%, 5/15/2004 (Insured; MBIA)      750,000                      798,255

Northbridge 5.25%, 2/15/2017
  (Insured; AMBAC)                    1,000,000                    1,100,780

Pittsfield Massachusetts
  5%, 4/15/2012 (Insured; MBIA)       1,000,000                    1,120,390

Quabbin Regional School District
  6%, 6/15/2008 (Insured; AMBAC)        780,000                      919,160

Sandwich 5.75%,
  8/15/2013 (Insured; MBIA)           1,050,000                    1,219,228

Shrewsbury (Municipal Purpose Loan):

  5%, 8/15/2010                       1,345,000                    1,520,415

Somerville:

  6%, 2/15/2007 (Insured; FSA)          775,000                      893,846

  5%, 2/15/2010 (Insured; FGIC)       1,000,000                    1,123,570

Southeastern University Building
  Authority, Project Revenue 5.90%,
  5/1/2010 (Insured; AMBAC)             500,000                      555,460

South Essex Sewer District

  6.75%, 6/1/2015 (Insured; MBIA)     1,015,000                    1,107,253

Springfield 5.50%,
  8/1/2014 (Insured; FGIC)            1,500,000                    1,721,670

University of Massachusetts
  Building Authority, Project
  Revenue 5.50%, 11/1/2014
  (Insured; AMBAC)                    1,000,000                    1,130,310

Uxbridge, Municipal Purpose Loan:

  6.125%, 11/15/2005
    (Insured; MBIA)                     500,000                      564,045

  6.125%, 11/15/2007
    (Insured; MBIA)                     525,000                      620,902

Westfield 6.50%, 5/1/2017
  (Insured; FGIC)                       735,000                      891,783

Worchester:

  6.20%, 5/1/2010 (Insured;
    MBIA, Prerefunded 5/1/2005)       1,440,000  (a)                1,622,318

                                                                 The Funds

Statement of Investments (unaudited) (continued)

MASSACHUSETTS (CONTINUED)

Worchester (continued):

  5.625%, 8/15/2015
    (Insured; FGIC)                   1,000,000                    1,140,210

  Municipal Purpose Loan:

    6.25%, 7/1/2010
      (Insured; MBIA)                   755,000                      908,129

    5.25%, 11/1/2010
      (Insured; MBIA)                 1,000,000                    1,133,130

U.S. RELATED--7.7%

Guam Economic Development Authority:

  0/5.15%, 5/15/2011                    250,000  (b)                 198,712

  0/5.20%, 5/15/2012                    300,000  (b)                 237,138

  0/5.20%, 5/15/2013                  1,175,000  (b)                 920,730

  5.40%, 5/15/2031                      485,000                      491,732

Puerto Rico Commonwealth:

  5%, 7/1/2008 (Insured; FGIC)        3,400,000                    3,845,162

  6.25%, 7/1/2011 (Insured; MBIA)     1,050,000                    1,277,199

  Public Improvement


    5.50%, 7/1/2015 (Insured; FSA)    1,500,000                    1,759,800

  5.50%, 7/1/2014 (Insured; MBIA)       500,000                      585,000

Puerto Rico Commonwealth Highway
  and Transportation Authority,

    Highway Revenue 6.25%,
      7/1/2009 (Insured; MBIA)        1,000,000                    1,200,110

    Transportation Revenue 5.50%,
      7/1/2012 (Insured; FSA)         1,000,000                    1,165,510

Puerto Rico Electric Power
  Authority, Power Revenue
  6.50%, 7/1/2006
  (Insured; MBIA)                     1,000,000                    1,159,330

Puerto Rico Public Buildings Authority,
  Revenue 6.75%, 7/1/2005
  (Insured; AMBAC)                    1,000,000                    1,129,120

U.S. RELATED (CONTINUED)

University of Puerto Rico,
  University Revenue
  6.25%, 6/1/2005                       750,000                      833,497

TOTAL LONG-TERM
  MUNICIPAL INVESTMENTS
  (cost $171,597,035)                                            183,643,370

SHORT-TERM MUNICIPAL INVESTMENTS--3.3 %
--------------------------------------------------------------------------------

Massachusetts, VRDN:
  1.10%                               1,500,000  (c)                1,500,000
  (Central Artery) 1.15%                500,000  (c)                 500,000

Massachusetts Development
  Finance Agency, Revenue,
  VRDN (Draper Laboratory)
  1.05% (Insured; MBIA)                 800,000  (c)                 800,000

Massachusetts Industrial Finance
  Agency, Revenue, VRDN
  (Showa Womans Institute, Inc.)
  1.20% (LOC; Mizuho Corporate
  Bank & Bank of New York)            3,000,000  (c)                3,000,000

Massachusetts Water Resources
  Authority, VRDN
  1.15% (LOC; Helaba)                   600,000  (c)                 600,000

TOTAL SHORT-TERM
  MUNICIPAL INVESTMENTS
  (cost $6,400,000)                                                6,400,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
  (cost $177,997,035)                     99.2%                  190,043,370

CASH AND RECEIVABLES (NET)                  .8%                    1,596,216

NET ASSETS                               100.0%                  191,639,586


SUMMARY OF ABBREVIATIONS

AMBAC American Municipal Bond

        Assurance Corporation

FGIC  Financial Guaranty Insurance Company

FSA   Financial Security Assurance

LOC   Letter of Credit

MBIA  Municipal Bond Investors Assurance

        Insurance Corporation

RRR   Resources Recovery Revenue

SFHR  Single Family Housing Revenue

VRDN  Variable Rate Demand Notes
--------------------------------------------------------------------------------



Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's                 Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 66.5

AA                             Aa                                    AA                                  20.7

A                              A                                     A                                    2.8

BBB                            Baa                                   BBB                                  5.7

F1+, F-1                       MIG1, VMIG1 & P1                      SP1, A1                              3.4

Not Rated (d)                  Not Rated (d)                         Not Rated (d)                         .9

                                                                                                        100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) ZERO COUPON UNTIL A SPECIFIED DATE, AT WHICH TIME, THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(C) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE INVESTMENT ADVISER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                              The Funds



STATEMENT OF FINANCIAL FUTURES
February 28, 2003 (Unaudited)
                                                                  Market Value                                    Unrealized
                                                                    Covered by                                (Depreciation)
                                                Contracts         Contracts ($)          Expiration         at 2/28/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES (SHORT)

US Treasury Futures 10 Year Note                      160           18,675,000           March 2003                (740,511)

SEE NOTES TO FINANCIAL STATEMENTS.






STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                                 Mellon    Mellon          Mellon        Mellon              Mellon
                                                              Large Cap    Income          Mid Cap       Small Cap    International
                                                             Stock Fund    Stock Fund      Stock Fund    Stock Fund            Fund
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--

 See Statement of Investments--Note 2(c)

  (including securities loaned),((+)) Note 2(b)((+)(+))   1,247,182,486   269,787,213     945,954,694   395,340,573     575,402,153

Cash                                                                 --            --         465,877       344,519         771,296

Cash denominated in foreign currencies                               --            --              --            --       7,000,240

Receivable for investment securities sold                            --            --       4,095,141       275,598       3,432,817

Dividends receivable                                          2,285,351       697,200         788,789       173,812       1,533,689

Receivable for shares of Beneficial Interest subscribed              --            --           2,742            --              --

Interest receivable                                               3,940           367          34,864        12,786          37,497

Prepaid expenses                                                 12,742         6,433          17,187         5,607           9,960

                                                          1,249,484,519   270,491,213     951,359,294   396,152,895     588,187,652

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3           645,401       147,737         538,448       241,759         431,889

Due to Administrator--Note 3                                    136,830        30,308         101,539        42,632          60,864

Cash overdraft due to Custodian                               1,603,067       440,430              --            --             --

Liability for securities loaned--Note 2(b)                   10,613,818     1,098,914      28,358,856     8,270,060      43,904,232

Payable for investment securities purchased                   3,414,769            --       6,623,705       516,316         267,193

Payable for shares of Beneficial Interest redeemed            1,379,589       430,224       1,050,013       281,096       1,559,768

Accrued expenses and other liabilities                           22,367        23,352         107,221        45,077          28,842

                                                             17,815,841     2,170,965      36,779,782     9,396,940      46,252,788

NET ASSETS ($)                                            1,231,668,678   268,320,248     914,579,512   386,755,955     541,934,864

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                           1,308,282,724   238,321,601     988,201,430   467,468,773     706,728,028

Accumulated undistributed investment income (loss)--net         612,580        63,326         933,875       (44,261)         44,741

Accumulated net realized gain (loss) on investments        (193,842,958)    2,001,324     (77,852,145)  (50,025,252)    (37,356,771)

Accumulated net unrealized appreciation
  (depreciation) on investments                             116,616,332    27,933,997       3,296,352   (30,643,305)             --

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                   --            --              --            --    (127,481,134)

NET ASSETS ($)                                            1,231,668,678   268,320,248     914,579,512   386,755,955     541,934,864

NET ASSET VALUE PER SHARE

CLASS M SHARES

  Net Assets ($)                                          1,230,984,360   267,755,837     885,278,699   383,426,455     541,781,020

  Shares Outstanding                                        175,162,929    36,090,541      99,926,931    38,608,384      59,149,525

  NET ASSET VALUE PER SHARE ($)                                    7.03          7.42            8.86          9.93            9.16

INVESTOR SHARES

  Net Assets ($)                                                684,318       564,411      14,983,196     3,329,500         153,844

  Shares Outstanding                                             97,376        75,979       1,695,702       337,183          16,334

  NET ASSET VALUE PER SHARE ($)                                    7.03          7.43            8.84          9.87            9.42

DREYFUS PREMIER SHARES

  Net Assets ($)                                                     --            --      14,317,617            --              --

  Shares Outstanding                                                 --            --       1,622,602            --              --

  NET ASSET VALUE PER SHARE ($)                                      --            --            8.82            --              --

((+))  VALUE OF SECURITIES LOANED ($)                        10,386,533     1,064,982      26,768,937     8,009,216      42,082,190

((+)(+))  INVESTMENTS AT COST ($)                         1,130,566,154   241,853,216     942,658,342   425,983,878     703,058,965

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF ASSETS AND LIABILITIES (Unaudited) (CONTINUED)

                                                                        Mellon          Mellon            Mellon           Mellon
                                                                      Emerging        Balanced              Bond     Intermediate
                                                                  Markets Fund            Fund              Fund        Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--

 See Statement of Investments--Note 2(c)

  (including securities loaned),((+)) Note 2(b)((+)(+))            189,295,142     393,415,000     1,193,924,744      607,640,853

Cash                                                                 1,229,529              --                --               --

Cash denominated in foreign currencies                               3,670,389              --                --               --

Dividends receivable                                                   300,685         262,525            13,745               --

Receivable for investment securites sold                               172,339       1,039,019         4,201,355        2,104,656

Interest receivable                                                      2,088       1,267,689         6,856,087        4,727,016

Paydowns receivable                                                         --         104,117           532,258          115,885

Prepaid expenses                                                         8,230          11,783                --            4,668

                                                                   194,678,402     396,100,133     1,205,528,189      614,593,078

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3                  198,847         131,062           242,177          157,134

Due to Administrator--Note 3                                            20,431          32,973           101,981           50,524

Cash overdraft due to Custodian                                             --         734,972         2,950,272          555,106

Payable for investment securities purchased                          4,526,785      13,409,667        72,351,470        6,682,680

Liability for securities loaned--Note 2(b)                           2,666,035      31,932,391       217,598,275      147,411,614

Payable for shares of Beneficial Interest redeemed                      37,195         300,504           644,360          592,703

Net unrealized (depreciation) on forward currency

  exchange contracts--Note 2(f)                                          4,769              --                --               --

Accrued expenses and other liabilities                                  27,924          17,173            30,523           18,844

                                                                     7,481,986      46,558,742       293,919,058      155,468,605

NET ASSETS ($)                                                     187,196,416     349,541,391       911,609,131      459,124,473

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    206,562,281     368,063,007       875,071,332      439,568,674

Accumulated undistributed (distributions in excess of)
  investment income--net                                              (159,708)        103,506        (1,382,769)      (1,054,072)

Accumulated net realized gain (loss) on investments                 (1,316,418)    (19,705,130)        7,263,550        2,769,513

Accumulated net unrealized appreciation
  (depreciation) on investments                                             --       1,080,008        30,657,018       17,840,358

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                 (17,889,739)             --                --               --

NET ASSETS ($)                                                     187,196,416     349,541,391       911,609,131      459,124,473

NET ASSET VALUE PER SHARE

CLASS M SHARES

  Net Assets ($)                                                   187,175,538     349,150,961       907,969,641      458,861,418

  Shares Outstanding                                                16,681,220      35,585,449        68,777,052       34,730,752

  NET ASSET VALUE PER SHARE ($)                                          11.22            9.81             13.20            13.21

INVESTOR SHARES

  Net Assets ($)                                                        20,878         390,430         3,639,490          263,055

  Shares Outstanding                                                     1,847          39,812           275,943           19,839

  NET ASSET VALUE PER SHARE ($)                                          11.31            9.81             13.19            13.26

((+))  VALUE OF SECURITIES LOANED                                    2,446,366      31,299,984       212,559,209      143,778,685

((+)(+))  INVESTMENTS AT COST ($)                                  207,161,357     392,334,992     1,163,267,726      589,800,495

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             Mellon          Mellon         Mellon         Mellon          Mellon
                                                         Short-Term        National       National   Pennsylvania   Massachusetts
                                                                U.S.   Intermediate     Short-Term   Intermediate    Intermediate
                                                         Government       Municipal      Municipal      Municipal       Municipal
                                                    Securities Fund       Bond Fund      Bond Fund      Bond Fund       Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--

 See Statement of Investments--Note 2(c)

  (including securities loaned),((+)) Note 2(b)((+)(+)) 148,768,065     697,071,011    201,228,497    804,996,840     190,043,370

Cash                                                        166,939          32,714             --             --              --

Cash on Initial Margin                                           --              --             --        884,000         285,500

Interest receivable                                         718,682       7,199,196      1,808,123     10,205,865       1,857,797

Receivable for shares of Beneficial Interest subscribed     655,000             163             --             --              --

Paydowns receivable                                          57,551              --             --             --              --

Receivable for investment securites sold                         --       1,128,620             --      1,128,620              --

Prepaid expenses                                             13,514          14,690          8,559         10,858          24,149

                                                        150,379,751     705,446,394    203,045,179    817,226,183     192,210,816

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3        31,551         183,527         43,078        298,464          41,845

Due to Administrator--Note 3                                 12,151          57,262         20,370         87,898          21,247

Cash overdraft due to Custodian                                  --              --        135,627      2,195,355         437,629

Liabilities for securities loaned--Note 2(b)             36,176,536              --             --             --              --

Payable for shares of Beneficial Interest redeemed               --          12,086             --      1,441,942          31,933

Payable for investment securities purchased                      --      21,987,550     12,759,032     20,925,947              --

Payable for futures variation margin--Note 2(d)                  --              --             --        276,250              --

Accrued expenses and other liabilities                       15,066          70,470         28,681         94,027          38,576

                                                         36,235,304      22,310,895     12,986,788     25,319,883         571,230

NET ASSETS ($)                                          114,933,249     683,135,499    190,058,391    791,906,300     191,639,586

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                         111,933,249     641,396,445    184,794,183    739,934,189     181,356,090

Accumulated undistributed (distributions
  in excess of) investment income--net                     (198,697)        181,963          7,703        203,544           3,975

Accumulated net realized gain (loss) on investments         283,119       1,137,288       (122,431)      (120,984)     (1,026,302)

Accumulated net unrealized appreciation (depreciation)

 on investments [including ($2,586,181), ($3,138,760)

 and ($740,511) net unrealized (depreciation) on financial

 futures for Mellon National Intermediate Municipal

  Bond Fund, Mellon Pennsylvania Intermediate
  Municipal Bond Fund, and Mellon Massachusetts
  Intermediate Municipal Bond Fund, respectively]         2,126,776      40,419,803      5,378,936     51,889,551      11,305,823

NET ASSETS ($)                                          114,144,447     683,135,499    190,058,391    791,906,300     191,639,586

NET ASSET VALUE PER SHARE

CLASS M SHARES

  Net Assets ($)                                        113,145,748     636,220,276    189,008,922    791,066,403     176,741,023

  Shares Outstanding                                      8,744,734      47,842,407     14,567,788     59,890,625      13,769,247

  NET ASSET VALUE PER SHARE ($)                               12.94           13.30          12.97          13.21           12.84

INVESTOR SHARES

  Net Assets ($)                                            998,699      37,917,471      1,049,469        839,897      13,791,873

  Shares Outstanding                                         77,296       2,854,575         80,916         63,605       1,074,591

  NET ASSET VALUE PER SHARE ($)                               12.92           13.28          12.97          13.20           12.83

DREYFUS PREMIER SHARES

  Net Assets ($)                                                 --       8,997,752             --             --       1,106,690

  Shares Outstanding                                             --         677,258             --             --          86,075

  NET ASSET VALUE PER SHARE ($)                                  --           13.29             --             --           12.86

((+))  VALUE OF SECURITIES LOANED                        35,232,669              --             --             --              --

((+)(+))  INVESTMENTS AT COST ($)                       146,641,289     654,065,027    195,849,561    749,968,529     177,997,035

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

                                                             Mellon          Mellon         Mellon         Mellon           Mellon
                                                          Large Cap          Income        Mid Cap      Small Cap    International
                                                         Stock Fund      Stock Fund     Stock Fund     Stock Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $15,931, $9,673, $827 and
  $385,200 foreign taxes withheld at source
  for Mellon Large Cap Stock Fund, Mellon Income
  Stock Fund, Mellon Small Cap Stock Fund and
  Mellon International Fund, respectively)               10,840,095       3,975,218      6,782,316      1,652,879        3,334,273

Interest                                                    108,856          27,455        383,458        108,326          182,282

Income on securities lending                                  5,699           1,179             --        113,981          215,476

TOTAL INCOME                                             10,954,650       4,003,852      7,165,774      1,875,186        3,732,031

EXPENSES:

Investment advisory fee--Note 3(a)                        4,162,859       1,109,296      3,552,800      1,560,916        2,240,895

Administration fee--Note 3(a)                               927,465         247,134        689,065        265,939          381,792

Custodian fees--Note 3(c)                                    57,903          25,173         41,744         26,443          307,305

Trustees' fees and expenses--Note 3(d)                       15,661           9,008         21,216          9,799           11,449

Legal fees                                                   11,102           1,320         15,711          6,747            5,075

Registration fees                                            10,411           8,748         34,532         16,859           18,420

Auditing and tax fees                                         9,328          16,650          8,496         10,078           11,895

Prospectus and shareholders' reports                          3,212           1,788         13,916         20,922            3,802

Distribution fees--Note 3(b)                                     --              --         57,212             --               --

Shareholder servicing costs--Note 3(c)                        1,171             640         53,552          4,593            2,171

Miscellaneous                                                 9,802           1,621          3,658          1,394            1,079

TOTAL EXPENSES                                            5,208,914       1,421,378      4,491,902      1,923,690        2,983,883

Less--reduction in investment advisory
  fee due to undertaking--Note 3(a)                              --              --             --         (4,243)        (213,550)

NET EXPENSES                                              5,208,914       1,421,378      4,491,902      1,919,447        2,770,333

INVESTMENT INCOME (LOSS)--NET                             5,745,736       2,582,474      2,673,872        (44,261)         961,698

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                 (71,002,877)       2,470,873   (62,242,698)   (28,337,612)              --

Net realized gain (loss) on investments
  and foreign currency transactions                              --               --            --             --      (18,600,951)

Net realized gain (loss) on forward
  currency exchange contracts                                    --               --            --             --          (10,016)

NET REALIZED GAIN (LOSS)                                (71,002,877)       2,470,873   (62,242,698)   (28,337,612)     (18,610,967)

Net unrealized appreciation
  (depreciation) on investments                         (60,895,649)     (35,243,676)  (33,224,961)    (8,345,322)              --

Net unrealized appreciation
  (depreciation) on investments
  and foreign currency transactions                              --               --            --             --      (75,303,287)

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                                (131,898,526)     (32,772,803)  (95,467,659)   (36,682,934)     (93,914,254)

NET (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            (126,152,790)     (30,190,329)  (92,793,787)   (36,727,195)     (92,952,556)

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                        Mellon          Mellon             Mellon           Mellon
                                                                      Emerging        Balanced               Bond     Intermediate
                                                                  Markets Fund            Fund               Fund        Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $139,792 and $1,704
  foreign taxes withheld at source for Mellon Emerging
  Markets Fund and Mellon Balanced Fund, respectively)               1,373,067       1,601,662                 --               --

Interest                                                                44,055       4,642,915         24,457,583       10,534,886

Income on securites lending                                             10,365          16,563             82,709           79,769

TOTAL INCOME                                                         1,427,487       6,261,140         24,540,292       10,614,655

EXPENSES:

Investment advisory fee--Note 3(a)                                     924,236         832,186          1,850,745          886,765

Administration fee--Note 3(a)                                          116,390         215,417            670,078          313,566

Custodian fees--Note 3(c)                                              226,306          18,866             40,559           20,992

Auditing and tax fees                                                   15,660             780              4,499            6,046

Registration fees                                                       14,940          14,577             11,942           13,433

Legal fees                                                               4,909           3,909                 --               --

Prospectus and shareholders' reports                                     4,798              --              2,219              548

Trustees' fees and expenses--Note 3(d)                                   4,350           8,619             20,320           12,979

Shareholder servicing costs--Note 3(c)                                     575             432              4,644              243

Miscellaneous                                                            2,366           1,245              5,559               64

TOTAL EXPENSES                                                       1,314,530       1,096,031          2,610,565        1,254,636

Less--reduction in investment advisory
  fee due to undertaking--Note 3(a)                                   (228,983)             --            (61,300)         (12,083)

NET EXPENSES                                                         1,085,547       1,096,031          2,549,265        1,242,553

INVESTMENT INCOME--NET                                                 341,940       5,165,109         21,991,027        9,372,102

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                     --      (8,004,436)         7,439,311        3,050,570

Net realized gain (loss) on investments
  and foreign currency transactions                                    338,696              --                 --               --

Net realized gain (loss) on forward currency exchange contracts         65,936              --                 --               --

NET REALIZED GAIN (LOSS)                                               404,632      (8,004,436)         7,439,311        3,050,570

Net unrealized appreciation (depreciation) on investments                   --      (8,632,807)        13,531,604        7,398,307

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                    (10,202,247)             --                 --               --

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                                        (9,797,615)    (16,637,243)        20,970,915       10,448,877

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         (9,455,675)    (11,472,134)        42,961,942       19,820,979

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF OPERATIONS (Unaudited) (CONTINUED)

                                                             Mellon          Mellon         Mellon         Mellon         Mellon
                                                         Short-Term        National       National   Pennsylvania  Massachusetts
                                                                U.S.   Intermediate     Short-Term   Intermediate   Intermediate
                                                         Government       Municipal      Municipal      Municipal      Municipal
                                                    Securities Fund       Bond Fund      Bond Fund      Bond Fund      Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                  2,005,197      13,998,504      2,692,142     18,592,989      4,103,714

Income on securities lending                                  7,289              --             --             --             --

TOTAL INCOME                                              2,012,486      13,998,504      2,692,142     18,592,989      4,103,714

EXPENSES:

Investment advisory fee--Note 3(a)                          189,234       1,128,103        276,083      2,016,987        330,827

Administration fee--Note 3(a)                                78,301         466,766        114,240        584,186        130,497

Registration fees                                            11,332          27,939         14,963         11,463         21,786

Auditing and tax fees                                         9,886           9,217          7,970          6,015         10,350

Custodian fees--Note 3(c)                                     4,870          28,119          7,076         30,887          8,312

Trustees' fees and expenses--Note 3(d)                        2,236          14,318          2,321         18,809          7,896

Prospectus and shareholders' reports                          1,305           2,912          3,880         13,172          8,704

Legal fees                                                       --          12,156          2,293         11,239          4,775

Shareholder servicing costs--Note 3(c)                           32          49,690            659          1,058         20,835

Loan commitment fees                                             --             259             --             --            623

Distribution fees--Note 3(b)                                     --          18,182             --             --          3,749

Miscellaneous                                                    --          25,103          6,687         31,671         16,756

TOTAL EXPENSES                                              297,196       1,782,764        436,172      2,725,487        565,110

Less--reduction in investment advisory fee

  due to undertaking--Note 3(a)                                 (84)        (38,849)       (25,334)       (21,666)       (75,965)

NET EXPENSES                                                297,112       1,743,915        410,838      2,703,821        489,145

INVESTMENT INCOME--NET                                    1,715,374      12,254,589      2,281,304     15,889,168      3,614,569

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                     438,030       2,143,541        124,756      2,022,710        167,198

Net realized gain (loss) on financial futures                    --        (732,665)      (263,764)    (1,061,992)      (263,006)

NET REALIZED GAIN (LOSS)                                    438,030       1,410,876       (139,008)       960,718        (95,808)

Net unrealized appreciation (depreciation)
  on investments [including ($2,574,625), ($3,115,647)
  and ($740,511) (depreciation) on financial futures for
  Mellon National Intermediate Municipal Bond Fund,
  Mellon Pennsylvania Intermediate Municipal
  Bond Fund and Mellon Massachusetts Intermediate
  Municipal Bond Fund, respectively]                         33,768      10,307,077      1,350,044      2,448,252        822,247

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS      471,798      11,717,953      1,211,036      3,408,970        726,439

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      2,187,172      23,972,542      3,492,340     19,298,138      4,341,008

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                              Mellon Large Cap Stock Fund                 Mellon Income Stock Fund
                                              -------------------------------------- ---------------------------------------------

                                               Six Months Ended                        Six Months Ended
                                              February 28, 2003        Year Ended     February 28, 2003           Year Ended
                                                  (Unaudited)(a)  August 31, 2002         (Unaudited)(a)     August 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                5,745,736         9,310,336             2,582,474            6,387,570

Net realized gain (loss) on investments             (71,002,877)     (118,476,281)            2,470,873            2,828,165

Net unrealized appreciation
  (depreciation) on investments                     (60,895,649)     (175,896,171)          (35,243,676)         (87,193,428)

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                        (126,152,790)     (285,062,116)          (30,190,329)         (77,977,693)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                       (5,673,495)       (8,960,907)           (2,618,664)          (6,268,308)

Investor Shares                                          (2,279)           (3,116)               (3,867)              (3,479)

Net realized gain on investments:

Class M Shares                                               --       (29,763,083)           (2,323,741)         (33,095,580)

Investor Shares                                              --           (10,132)               (3,936)             (13,093)

TOTAL DIVIDENDS                                      (5,675,774)      (38,737,238)           (4,950,208)         (39,380,460)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                      116,996,132       114,173,207            13,917,169            4,001,705

Investor Shares                                          63,200         1,203,940               127,159              818,302

Dividends reinvested:

Class M Shares                                          222,346        20,456,648             1,550,137           22,373,713

Investor Shares                                           1,315             8,047                 7,209               16,571

Cost of shares redeemed:

Class M Shares                                     (143,525,467)     (279,168,421)         (119,505,443)        (133,987,868)

Investor Shares                                        (108,285)       (1,689,577)              (96,393)            (309,101)

INCREASE (DECREASE) IN NET ASSETS FROM

  BENEFICIAL INTEREST TRANSACTIONS                  (26,350,759)     (145,016,156)         (104,000,162)        (107,086,678)

TOTAL INCREASE (DECREASE) IN NET ASSETS            (158,179,323)     (468,815,510)         (139,140,699)        (224,444,831)

NET ASSETS ($):

Beginning of Period                               1,389,848,001     1,858,663,511           407,460,947          631,905,778

END OF PERIOD                                     1,231,668,678     1,389,848,001           268,320,248          407,460,947

Undistributed investment income--net                    612,580           542,618                63,326              103,383

CAPITAL SHARE TRANSACTIONS (SHARES):

CLASS M SHARES

Shares sold                                          15,859,122        12,744,139             1,788,084              433,349

Shares issued for dividends reinvested                   30,694         2,147,260               200,288            2,257,784

Shares redeemed                                     (19,382,699)      (31,398,926)          (15,254,568)         (14,109,289)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (3,492,883)      (16,507,527)          (13,266,196)         (11,418,156)

INVESTOR SHARES

Shares sold                                               8,476           130,892                16,074               88,664

Shares issued for dividends reinvested                      182               861                   934                1,706

Shares redeemed                                         (14,568)         (185,709)              (12,005)             (35,035)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING            (5,910)          (53,956)                5,003               55,335

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 The Funds


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                    Mellon Mid Cap Stock Fund                 Mellon Small Cap Stock Fund
                                              -------------------------------------- -----------------------------------------------
                                                Six Months Ended                        Six Months Ended
                                               February 28, 2003        Year Ended     February 28, 2003           Year Ended
                                                 (Unaudited)(a,b)  August 31, 2002         (Unaudited)(a)     August 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                          2,673,872         2,895,747               (44,261)            (819,988)

Net realized gain (loss) on investments              (62,242,698)       (6,113,849)          (28,337,612)             897,383

Net unrealized appreciation (depreciation)
on investments                                       (33,224,961)     (104,384,435)           (8,345,322)         (33,300,134)

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                          (92,793,787)     (107,602,537)          (36,727,195)         (33,222,739)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                        (3,035,413)       (2,187,842)                   --                   --

Investor Shares                                          (36,714)              (93)                   --                   --

Dreyfus Premier Shares                                        --                --                    --                   --

TOTAL DIVIDENDS                                       (3,072,127)       (2,187,935)                   --                   --

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                       100,501,766       196,716,414           120,686,080          203,220,903

Investor Shares                                        1,555,477           704,248                27,263              122,502

Dreyfus Premier Shares                                 1,002,806                --                    --                   --

Net assets received in connection

 with reorganization--Note 1

Class M Shares                                       184,065,900                --                    --           81,381,336

Investor Shares                                       17,131,194                --                    --            5,268,081

Dreyfus Premier Shares                                18,147,908                --                    --                   --

Dividends reinvested:

Class M Shares                                           602,680           195,347                    --                   --

Investor Shares                                           32,662                --                    --                   --

Cost of shares redeemed:

Class M Shares                                      (147,266,260)      (98,195,787)          (51,759,546)         (51,825,722)

Investor Shares                                       (2,870,584)          (68,848)             (200,365)          (1,656,086)

Dreyfus Premier Shares                                (2,268,973)               --                    --                   --

INCREASE (DECREASE) IN NET ASSETS FROM

  BENEFICIAL INTEREST TRANSACTIONS                   170,634,576        99,351,374            68,753,432          236,511,014

TOTAL INCREASE (DECREASE) IN NET ASSETS               74,768,662       (10,439,098)           32,026,237          203,288,275

NET ASSETS ($):

Beginning of Period                                  839,810,850       850,249,948           354,729,718          151,441,443

END OF PERIOD                                        914,579,512       839,810,850           386,755,955          354,729,718

Undistributed investment income (loss)--net              933,875         1,332,130               (44,261)                  --


                                                     Mellon Mid Cap Stock Fund                 Mellon Small Cap Stock Fund
                                              ---------------------------------------- ---------------------------------------------
                                                Six Months Ended                        Six Months Ended
                                               February 28, 2003        Year Ended     February 28, 2003           Year Ended
                                                 (Unaudited)(a,b)  August 31, 2002         (Unaudited)(a)     August 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS M SHARES

Shares sold                                           12,375,455        17,844,082            11,479,318           16,728,069

Shares issued in connection with
 reorganization--Note 1                               18,726,817                --                    --            7,107,304

Shares issued for dividends reinvested                    63,574            17,121                    --                   --

Shares redeemed                                      (15,862,341)       (9,162,334)           (4,909,960)          (4,427,504)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         15,303,505         8,698,869             6,569,358           19,407,869

INVESTOR SHARES(C)

Shares sold                                              180,613            68,706                 2,651               40,674

Shares issued in connection with
reorganization--Note 1                                 1,746,630                --                    --              460,884

Shares issued for dividends reinvested                     3,453                --                    --                   --

Shares redeemed                                         (309,297)           (6,916)              (19,223)            (147,887)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          1,621,399            61,790               (16,572)             353,671

DREYFUS PREMIER SHARES(C)

Shares sold                                               19,364                --                    --                   --

Shares issued in connection with
  reorganization--Note 1                               1,850,160                --                    --                   --

Shares redeemed                                         (246,922)               --                    --                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          1,622,602                --                    --                   --

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  MELLON MID CAP STOCK FUND COMMENCED  SELLING  DREYFUS  PREMIER SHARES AS OF
     THE CLOSE OF BUSINESS ON SEPTEMBER 6, 2002.

(C)  DURING THE PERIOD ENDED FEBRUARY 28, 2003, 84,145 DREYFUS PREMIER SHARES OF
     MELLON  MID CAP  STOCK  FUND,  REPRESENTING  $771,425,  WERE  AUTOMATICALLY
     CONVERTED TO 84,053 INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                    Mellon International Fund              Mellon Emerging Markets Fund
                                              ---------------------------------------  -------------------------------------
                                                Six Months Ended                        Six Months Ended
                                               February 28, 2003        Year Ended     February 28, 2003           Year Ended
                                                   (Unaudited)(a)  August 31, 2002         (Unaudited)(a)     August 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                   961,698         7,081,720               341,940            1,717,619

Net realized gain (loss) on investments              (18,610,967)      (17,322,067)              404,632            2,493,402

Net unrealized appreciation
 (depreciation) on investments                       (75,303,287)      (29,063,066)          (10,202,247)          (3,970,532)

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                          (92,952,556)      (39,303,413)           (9,455,675)             240,489

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                        (7,485,831)       (5,181,250)           (1,699,272)          (1,063,031)

Investor Shares                                          (31,368)               --                   (57)                 (15)

Net realized gain on investments:

Class M Shares                                                --          (411,755)           (3,966,227)          (1,823,937)

Investor Shares                                               --                (1)                 (178)                 (27)

TOTAL DIVIDENDS                                       (7,517,199)       (5,593,006)           (5,665,734)          (2,887,010)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                       178,093,754       232,118,854            74,315,404          100,374,204

Investor Shares                                        1,411,593         2,912,796               470,615              775,000

Dividends reinvested:

Class M Shares                                         1,326,083           978,456             3,230,659            1,710,951

Investor Shares                                              195                   1                 159                   41

Cost of shares redeemed:

Class M Shares                                       (81,011,478)      (43,722,707)          (20,412,352)          (9,248,999)

Investor Shares                                       (3,569,598)          (23,494)           (1,115,456)                  --

INCREASE (DECREASE) IN NET ASSETS FROM

  BENEFICIAL INTEREST TRANSACTIONS                    96,250,549       192,263,906            56,489,029           93,611,197

TOTAL INCREASE (DECREASE) IN NET ASSETS               (4,219,206)      147,367,487            41,367,620           90,964,676

NET ASSETS ($):

Beginning of Period                                  546,154,070       398,786,583           145,828,796           54,864,120

END OF PERIOD                                        541,934,864       546,154,070           187,196,416          145,828,796

Undistributed investment income--net                      44,741         6,600,242              (159,708)           1,197,681

CAPITAL SHARE TRANSACTIONS (SHARES):

CLASS M SHARES

Shares sold                                           17,908,752        20,021,281             6,372,324            7,761,999

Shares issued for dividends reinvested                   131,687            85,455               278,505              144,020

Shares redeemed                                       (8,170,963)       (3,835,870)           (1,744,351)            (758,755)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          9,869,476        16,270,866             4,906,478            7,147,264

INVESTOR SHARES

Shares sold                                              139,872           228,120                38,724               55,213

Shares issued for dividends reinvested                        19                --                    14                    3

Shares redeemed                                         (351,761)           (2,214)              (92,189)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING           (211,870)          225,906               (53,451)              55,216

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                         Mellon Balanced Fund                      Mellon Bond Fund
                                              -------------------------------------- -----------------------------------------------
                                                Six Months Ended                        Six Months Ended
                                               February 28, 2003        Year Ended     February 28, 2003           Year Ended
                                                   (Unaudited)(a)  August 31, 2002         (Unaudited)(a)     August 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                 5,165,109        11,242,535            21,991,027           48,076,359

Net realized gain (loss) on investments               (8,004,436)      (11,161,371)            7,439,311            4,381,816

Net unrealized appreciation
 (depreciation) on investments                        (8,632,807)      (22,695,962)           13,531,604          (10,420,286)

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                          (11,472,134)      (22,614,798)           42,961,942           42,037,889

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                        (5,217,877)      (10,887,737)          (23,387,298)         (49,096,522)

Investor Shares                                           (5,276)           (2,365)              (87,753)            (231,256)

Net realized gain on investments:

Class M Shares                                                --        (7,154,194)           (1,932,363)         (11,461,576)

Investor Shares                                               --              (626)               (7,703)            (100,676)

TOTAL DIVIDENDS                                       (5,223,153)      (18,044,922)          (25,415,117)         (60,890,030)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                        15,561,936        22,413,137            41,244,895          116,255,976

Investor Shares                                          932,750           201,414                90,333              210,216

Net assets received in connection with
 reorganization--Note 1:

Class M Shares                                                --                --                    --          277,051,234

Investor Shares                                               --                --                    --            8,490,853

Dividends reinvested:

Class M Shares                                            82,012         6,505,293             3,896,852           12,920,722

Investor Shares                                            2,433             2,991                31,980               90,419

Cost of shares redeemed:

Class M Shares                                       (21,912,034)      (28,986,295)         (120,819,157)         (97,091,658)

Investor Shares                                         (684,291)          (25,000)             (245,490)          (5,835,698)

INCREASE (DECREASE) IN NET ASSETS FROM

  BENEFICIAL INTEREST TRANSACTIONS                    (6,017,194)          111,540           (75,800,587)         312,092,064

TOTAL INCREASE (DECREASE) IN NET ASSETS              (22,712,481)      (40,548,180)          (58,253,762)         293,239,923

NET ASSETS ($):

Beginning of Period                                  372,253,872       412,802,052           969,862,893          676,622,970

END OF PERIOD                                        349,541,391       372,253,872           911,609,131          969,862,893

Undistributed (distributions in excess of)
investment income--net                                   103,506           288,205            (1,382,769)             101,255

CAPITAL SHARE TRANSACTIONS:

CLASS M SHARES

Shares sold                                            1,558,882         2,034,044             3,161,667            8,960,715

Shares issued in connection with
 reorganization--Note 1                                       --                --                    --           20,786,520

Shares issued for dividends reinvested                     8,237           577,702               299,024              993,618

Shares redeemed                                      (2,191,262)        (2,647,803)           (9,287,835)          (7,512,924)

NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING                                   (624,143)           (36,057)           (5,827,144)          23,227,929

INVESTOR SHARES

Shares sold                                               91,876            17,838                 6,987               16,289

Shares issued in connection with
  reorganization--Note 1                                      --                --                    --              637,537

Shares issued for dividends reinvested                       244               275                 2,459                6,976

Shares redeemed                                         (68,335)            (2,173)              (18,926)            (448,173)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING             23,785            15,940                (9,480)             212,629

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                       Mellon Short-Term U.S.
                                                       Mellon Intermediate Bond Fund                 Government Securities Fund
                                                 ---------------------------------------- ------------------------------------------
                                                    Six Months Ended                           Six Months Ended
                                                   February 28, 2003         Year Ended       February 28, 2003          Year Ended
                                                       (Unaudited)(a)   August 31, 2002           (Unaudited)(a)    August 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                     9,372,102         19,881,463               1,715,374           3,808,147

Net realized gain (loss) on investments                    3,050,570          5,103,551                 438,030           1,338,159

Net unrealized appreciation
  (depreciation) on investments                            7,398,307           (277,554)                 33,768             198,238

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                               19,820,979         24,707,460               2,187,172           5,344,544

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                           (10,542,856)       (21,250,710)             (1,922,959)         (4,196,226)

Investor Shares                                               (4,881)            (3,552)                 (1,136)                (42)

Net realized gain on investments:

Class M Shares                                            (3,417,469)        (4,402,307)               (271,963)           (603,288)

Investor Shares                                               (1,910)              (829)                    (66)                 (7)

TOTAL DIVIDENDS                                          (13,967,116)       (25,657,398)             (2,196,124)         (4,799,563)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                            62,894,402         84,735,713              35,646,813          37,661,356

Investor Shares                                              176,003            121,118               1,326,752                  --

Dividends reinvested:

Class M Shares                                             3,151,991          4,714,366                 377,869             644,020

Investor Shares                                                2,522              4,381                     416                  49

Cost of shares redeemed:

Class M Shares                                           (50,154,196)       (50,339,681)            (31,475,021)        (18,977,209)

Investor Shares                                              (39,364)          (153,517)               (329,255)                 --

INCREASE (DECREASE) IN NET ASSETS FROM

  BENEFICIAL INTEREST TRANSACTIONS                        16,031,358         39,082,380               5,547,574          19,328,216

TOTAL INCREASE (DECREASE) IN NET ASSETS                   21,885,221         38,132,442               5,538,622          19,873,197

NET ASSETS ($):

Beginning of Period                                      437,239,252        399,106,810             108,605,825          88,732,628

END OF PERIOD                                            459,124,473        437,239,252             114,144,447         108,605,825

Undistributed (distributions in

  excess of) investment income--net                       (1,054,072)           121,563                (198,697)             10,024
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS M SHARES

Shares sold                                                4,808,424          6,546,123               2,752,563           2,921,202

Shares issued for dividends reinvested                       241,073            362,026                  29,209              49,916

Shares redeemed                                           (3,837,541)        (3,883,123)             (2,430,168)         (1,470,823)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING              1,211,956          3,025,026                 351,604           1,500,295
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                   13,432              9,304                 102,626                  --

Shares issued for dividends reinvested                           192                337                      32                   4

Shares redeemed                                               (3,001)           (11,699)                (25,444)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                 10,623             (2,058)                 77,214                   4

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                               Mellon National Short-Term
                                           Mellon National Intermediate Municipal Bond Fund         Municipal Bond Fund
                                       ----------------------------------------------------- ---------------------------------------
                                                    Six Months Ended                           Six Months Ended
                                                   February 28, 2003         Year Ended       February 28, 2003          Year Ended
                                                       (Unaudited)(a)   August 31, 2002           (Unaudited)(a)    August 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                    12,254,589         20,493,177               2,281,304           4,205,403

Net realized gain (loss) on investments                    1,410,876          2,022,624                (139,008)            478,892

Net unrealized appreciation
  (depreciation) on investments                           10,307,077          4,537,908               1,350,044             462,014

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                               23,972,542         27,053,709               3,492,340           5,146,309

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                           (11,573,746)       (20,344,649)             (2,279,703)         (4,192,648)

Investor Shares                                             (573,036)            (5,268)                 (6,632)                (34)

Dreyfus Premier Shares                                      (110,839)                --                      --                  --

Net realized gain on investments:

Class M Shares                                              (787,927)        (4,883,547)               (178,859)           (814,954)

Investor Shares                                              (52,036)               (10)                 (1,163)                 (7)

Dreyfus Premier Shares                                       (11,920)                --                      --                  --

TOTAL DIVIDENDS                                          (13,109,504)       (25,233,474)             (2,466,357)         (5,007,643)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                            59,371,050        117,804,827              68,284,889          49,250,228

Investor Shares                                            2,711,246          1,002,715               1,037,086                  --

Dreyfus Premier Shares                                       130,064                 --                      --                  --

Net assets received in connection with

 reorganization--Note 1:

Class M Shares                                            53,205,282                 --                      --                  --

Investor Shares                                           43,759,122                 --                      --                  --

Dreyfus Premier Shares                                     9,678,625                 --                      --                  --

Dividends reinvested:

Class M Shares                                             1,071,782          3,245,092                 300,914             587,461

Investor Shares                                              403,458              4,605                      15                  41

Dreyfus Premier Shares                                        52,374                 --                      --                  --

Cost of shares redeemed:

Class M Shares                                           (39,960,912)       (45,298,758)            (19,261,431)        (30,332,729)

Investor Shares                                          (12,993,326)          (107,621)                     --                  --

Dreyfus Premier Shares                                    (1,223,298)                --                      --                  --

INCREASE (DECREASE) IN NET ASSETS FROM

  BENEFICIAL INTEREST TRANSACTIONS                       116,205,467         76,650,860              50,361,473          19,505,001

TOTAL INCREASE (DECREASE) IN NET ASSETS                  127,068,505         78,471,095              51,387,456          19,643,667
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                      556,066,994        477,595,899             138,670,935         119,027,268

END OF PERIOD                                            683,135,499        556,066,994             190,058,391         138,670,935

Undistributed investment income--net                         181,963             57,434                   7,703              11,554

                                                                                                                 The Funds


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                 Mellon National Short-Term
                                          Mellon National Intermediate Municipal Bond Fund            Municipal Bond Fund
                                       --------------------------------------------------- -----------------------------------------
                                                    Six Months Ended                           Six Months Ended
                                                   February 28, 2003         Year Ended       February 28, 2003          Year Ended
                                                       (Unaudited)(a)   August 31, 2002           (Unaudited)(a)    August 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS M SHARES

Shares sold                                                4,515,504          9,070,725               5,295,126           3,836,413

Shares issued in connection with reorganization--Note 1    4,358,772                 --                      --                  --

Shares issued for dividends reinvested                        81,314            252,794                  23,352              46,199

Shares redeemed                                           (3,027,657)        (3,491,180)             (1,493,020)         (2,365,404)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING              5,927,933          5,832,339               3,825,458           1,517,208

INVESTOR SHARES(C)

Shares sold                                                  206,612             76,556                  80,833                  --

Shares issued in connection with
  reorganization--Note 1                                   3,539,573                 --                      --                  --

Shares issued for dividends reinvested                        30,623                353                       1                   3

Shares redeemed                                             (990,938)            (8,282)                     --                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING              2,785,870             68,627                  80,834                   3

DREYFUS PREMIER SHARES(C)

Shares sold                                                    9,895                 --                      --                  --

Shares issued in connection with
  reorganization--Note 1                                     756,607                 --                      --                  --

Shares issued for dividends reinvested                         3,968                 --                      --                  --

Shares redeemed                                              (93,212)                --                      --                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                677,258                 --                      --                  --

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  MELLON NATIONAL INTERMEDIATE  MUNICIPAL BOND FUND COMMENCED SELLING DREYFUS
     PREMIER SHARES ON OCTOBER 11, 2002.

(C)  DURING THE PERIOD ENDED FEBRUARY 28, 2003,  42,840 PREMIER SHARES OF MELLON
     NATIONAL  INTERMEDIATE  MUNICIPAL  BOND FUND,  REPRESENTING  $563,656  WERE
     AUTOMATICALLY CONVERTED TO 42,869 INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                        Mellon Pennsylvania Intermediate Municipal Bond Fund
                                     ----------------------------------------------------------
                                                    Six Months Ended
                                                   February 28, 2003           Year Ended
                                                       (Unaudited)(a)     August 31, 2001
-----------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                    15,889,168           34,714,207

Net realized gain (loss) on investments                      960,718              986,927

Net unrealized appreciation (depreciation) on investments  2,448,252            5,118,989

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                19,298,138           40,820,123

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                           (15,944,150)         (34,571,208)

Investor Shares                                              (15,691)             (20,803)

Net realized gain on investments:

Class M Shares                                                    --           (7,831,726)

Investor Shares                                                   --               (5,628)

TOTAL DIVIDENDS                                          (15,959,841)         (42,429,365)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                            24,274,098           47,002,988

Investor Shares                                                  845            1,615,735

Dividends reinvested:

Class M Shares                                                75,309            4,319,360

Investor Shares                                                4,714               14,171

Cost of shares redeemed:

Class M Shares                                           (74,057,504)         (91,975,049)

Investor Shares                                             (132,500)            (906,236)

INCREASE (DECREASE) IN NET ASSETS
  FROM BENEFICIAL INTEREST TRANSACTIONS                  (49,835,038)         (39,929,031)

TOTAL INCREASE (DECREASE) IN NET ASSETS                  (46,496,741)         (41,538,273)

NET ASSETS ($):

Beginning of Period                                      838,403,041          879,941,314

END OF PERIOD                                            791,906,300          838,403,041

Undistributed investment income--net                         203,544               90,184

CAPITAL SHARE TRANSACTIONS:

CLASS M SHARES

Shares sold                                                1,849,483            3,617,000

Shares issued for dividends reinvested                         5,737              339,114

Shares redeemed                                           (5,655,139)          (7,117,188)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING             (3,799,919)          (3,161,074)

INVESTOR SHARES

Shares sold                                                       64              123,701

Shares issued for dividends reinvested                           359                1,101

Shares redeemed                                              (10,057)             (69,078)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                 (9,634)              55,724

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M
SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          Mellon Massachusetts Intermediate Municipal Bond Fund
                                                              ----------------------------------------------------------------------
                                                                     Six Months Ended
                                                                   February 28, 2003        Two Months Ended            Year Ended
                                                                   (Unaudited)(a,b,c)    August 31, 2002(c,d)      June 30, 2002(d)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                     3,614,569               1,220,792             6,576,987

Net realized gain (loss) on investments                                      (95,808)               (130,416)             (254,903)

Net unrealized appreciation
  (depreciation) on investments                                              822,247               2,626,602             3,367,932

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS                                         4,341,008               3,716,978             9,690,016

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                                            (3,334,299)             (1,118,347)           (5,995,084)

Investor Shares                                                             (260,398)                (94,644)             (541,395)

Dreyfus Premier Shares                                                       (19,259)                 (7,628)              (38,982)

TOTAL DIVIDENDS                                                           (3,613,956)             (1,220,619)           (6,575,461)

BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from shares sold:

Class M Shares                                                            20,221,220               8,334,763            48,072,591

Investor Shares                                                              403,759               1,024,784             3,961,227

Dreyfus Premier Shares                                                           881                 222,043               712,388

Dividends reinvested:

Class M Shares                                                               824,480                 324,511             1,884,339

Investor Shares                                                              130,503                  44,684               271,047

Dreyfus Premier Shares                                                         9,831                   5,293                25,812

Cost of shares redeemed:

Class M Shares                                                           (15,012,773)             (3,309,458)          (16,647,348)

Investor Shares                                                           (2,308,209)               (604,657)           (2,619,634)

Dreyfus Premier Shares                                                      (387,897)                (12,964)             (363,991)

INCREASE (DECREASE) IN NET ASSETS
  FROM BENEFICIAL INTEREST TRANSACTIONS                                    3,881,795               6,028,999            35,296,431

TOTAL INCREASE (DECREASE) IN NET ASSETS                                    4,608,847               8,525,358            38,410,986

NET ASSETS ($):

Beginning of Period                                                      187,030,739             178,505,381           140,094,395

END OF PERIOD                                                            191,639,586             187,030,739           178,505,381

Undistributed investment income--net                                           3,975                      --                    --



                                                                         Mellon Massachusetts Intermediate Municipal Bond Fund
                                                                --------------------------------------------------------------------
                                                                    Six Months Ended
                                                                   February 28, 2003        Two Months Ended            Year Ended
                                                                   (Unaudited)(a,b,c)    August 31, 2002(c,d)      June 30, 2002(d)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS M SHARES

Shares sold                                                               14,877,264                 655,661             3,859,332

Shares issued for dividends reinvested                                        64,525                  25,452               150,663

Shares redeemed                                                           (1,172,544)               (260,592)           (1,335,538)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                             13,769,245                 420,521             2,674,457

INVESTOR SHARES

Shares sold                                                                1,233,630                  80,735               317,229

Shares issued for dividends reinvested                                        10,218                   3,503                21,675

Shares redeemed                                                             (169,257)                (47,521)             (210,374)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                              1,074,591                  36,717               128,530

DREYFUS PREMIER SHARES

Shares sold                                                                  113,459                  17,464                56,501

Shares issued for dividends reinvested                                           768                     415                 2,062

Shares redeemed                                                              (28,152)                 (1,021)              (29,114)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                 86,075                  16,858                29,449

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  MELLON  MASSACHUSETTS  INTERMEDIATE  MUNICIPAL BOND FUND COMMENCED  SELLING
     EACH CLASS OF ITS SHARES AS OF CLOSE OF BUSINESS ON SEPTEMBER 6, 2002.

(C)  REPRESENTS   INFORMATION  FOR  THE  FUND'S  PREDECESSOR,   DREYFUS  PREMIER
     MASSACHUSSETTS  LIMITED TERM  MUNICIPAL  FUND (THE "PREMIER  MASSACHUSSETTS
     FUND").  PREMIER  MASSACHUSSETTS  FUND HAS CHANGED ITS FISCAL YEAR END FROM
     JUNE 30 TO AUGUST 31.

(D)  THESE NUMBERS HAVE BEEN RECLASSED TO CONFORM TO CURRENT YEAR'S
PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund's financial statements.

                                                          Class M Shares                                    Investor Shares
                                       --------------------------------------------------- -----------------------------------------
                                          Six Months Ended                                   Six Months Ended
                                         February 28, 2003        Year Ended August 31,     February 28, 2003  Year Ended August 31,
                                                               -------------------------                -------------------------
MELLON LARGE CAP STOCK FUND                     (Unaudited)(a)     2002         2001(b)    (Unaudited)       2002         2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  7.77         9.52        12.50             7.77        9.52         9.99

Investment Operations:

Investment income (loss)--net                          .03(d)       .05(d)       .03(d)           .02(d)      .03(d)      (.00)(d,e)

Net realized and unrealized

  gain (loss) on investments                          (.74)       (1.59)       (2.97)            (.74)      (1.59)        (.47)

Total from Investment Operations                      (.71)       (1.54)       (2.94)            (.72)      (1.56)        (.47)

Distributions:

Dividends from investment
  income--net                                         (.03)        (.05)        (.03)            (.02)       (.03)        (.00)(e)

Dividends from net realized
  gain on investments                                   --         (.16)        (.01)              --        (.16)          --

Total Distributions                                   (.03)        (.21)        (.04)            (.02)       (.19)        (.00)(e)

Net asset value, end of period                        7.03         7.77         9.52             7.03        7.77         9.52

TOTAL RETURN (%)                                     (9.23)(f)   (16.47)      (23.55)(f)        (9.35)(f)  (16.65)       (4.69)(f)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .40(f)       .81          .75(f)           .53(f)     1.07          .23(f)

Ratio of net investment income

  (loss) to average net assets                         .44(f)       .56          .27(f)           .32(f)      .31         (.05)(f)

Portfolio Turnover Rate                              26.18(f)     44.26        45.08(f)         26.18(f)    44.26        45.08(f)

Net Assets, end of period ($ x 1,000)            1,230,984    1,389,045    1,857,167              684         803        1,496

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(F)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                         Class M Shares                              Investor Shares
                                       -------------------------------------------------- ------------------------------------------
                                          Six Months Ended                                   Six Months Ended
                                         February 28, 2003        Year Ended August 31,     February 28, 2003  Year Ended August 31,
                                                                ------------------------                 ---------------------------
MELLON INCOME STOCK FUND                        (Unaudited)(a)     2002(b)      2001(c)    (Unaudited)        2002(b)      2001(d)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  8.24        10.39        12.50             8.25        10.40        10.66

Investment Operations:

Investment income--net                                 .06(e)       .11(e)       .09(e)           .05(e)       .10(e)       .02(e)

Net realized and unrealized

  gain (loss) on investments                          (.77)       (1.56)       (1.96)            (.77)       (1.57)        (.27)

Total from Investment Operations                      (.71)       (1.45)       (1.87)            (.72)       (1.47)        (.25)

Distributions:

Dividends from investment
  income--net                                         (.06)        (.11)        (.09)            (.05)        (.09)        (.01)

Dividends from net realized
  gain on investments                                 (.05)        (.59)        (.15)            (.05)        (.59)          --

Total Distributions                                   (.11)        (.70)        (.24)            (.10)        (.68)        (.01)

Net asset value, end of period                        7.42         8.24        10.39             7.43         8.25        10.40

TOTAL RETURN (%)                                     (8.59)(f)   (14.94)      (15.12)(f)        (8.69)(f)   (15.15)       (2.32)(f)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .41(f)       .82          .77(f)           .58(f)      1.09          .20(f)

Ratio of net investment income

  to average net assets                                .75(f)      1.19          .78(f)           .59(f)      1.08          .16(f)

Portfolio Turnover Rate                              10.79(f)     30.35        30.28(f)         10.79(f)     30.35        30.28(f)

Net Assets, end of period ($ x 1,000)              267,756      406,875      631,743              564          586          163

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THERE WAS NO EFFECT OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002 AND
     THE  RATIOS  WERE  NOT  AFFECTED  BY  THIS  CHANGE.   PER  SHARE  DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO  SEPTEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(C)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

 FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                           Dreyfus
                                        Class M Shares                                      Investor Shares          Premier Shares
                         ------------------------------------------------  --------------------------------------------- -----------
                         Six Months Ended                                 Six Months Ended                         Six Months Ended
                        February 28, 2003      Year Ended August 31,     February 28, 2003  Year Ended August 31,  February 28, 2003
                                            ---------------------------              --------------------------
MELLON MID CAP
  STOCK FUND                   (Unaudited)(a)     2002         2001(b)  (Unaudited)         2002          2001(c)    (Unaudited)(d)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
  beginning of period                9.92        11.20        12.50           9.90         11.19         11.32          9.81

Investment Operations:

Investment income (loss)--net         .03(e)       .04(e)       .02(e)         .01(e)       (.00)(e,f)    (.00)(e,f)    (.02)(e)

Net realized and unrealized

  gain (loss) on investments        (1.06)       (1.29)       (1.32)         (1.05)        (1.28)         (.13)         (.97)

Total from Investment Operations    (1.03)       (1.25)       (1.30)         (1.04)        (1.28)         (.13)         (.99)

Distributions:

Dividends from investment
  income--net                        (.03)        (.03)        (.00)(f)       (.02)         (.01)           --            --

Net asset value, end of period       8.86         9.92        11.20           8.84          9.90         11.19          8.82

TOTAL RETURN (%)                   (10.40)(g)   (11.21)      (10.39)(g)     (10.51)(g)    (11.44)        (1.15)(g)    (10.09)(g)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
  average net assets                  .46(g)       .93          .85(g)         .60(g)       1.25           .20(g)        .96(g)

Ratio of net investment
  income (loss) to
  average net assets                  .29(g)       .33          .14(g)         .14(g)       (.00)(h)      (.03)(g)      (.24)(g)

Portfolio Turnover Rate             34.01(g)     61.20        59.63(g)       34.01(g)      61.20         59.63(g)      34.01(g)

Net Assets, end of period
  ($ x 1,000)                     885,279      839,075      850,110         14,983           736           140        14,318

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(D)  FROM THE  CLOSE OF  BUSINESS  ON  SEPTEMBER  6, 2002  (DATE THE FUND  BEGAN
     OFFERING DREYFUS PREMIER SHARES) TO FEBRUARY 28, 2003.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(G)  NOT ANNUALIZED.

(H)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                            Class M  Shares                                   Investor Shares
                                       ---------------------------------------------------- ----------------------------------------
                                          Six Months Ended                                   Six Months Ended
                                         February 28, 2003       Year Ended August 31,      February 28, 2003  Year Ended August 31,
                                                              ---------------------------                ---------------------------
MELLON SMALL CAP STOCK FUND                     (Unaudited)(a)     2002         2001(b)    (Unaudited)        2002         2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 10.95        11.99        12.50            10.90        11.98        11.95

Investment Operations:

Investment (loss)--net                                (.00)(d,e)   (.03)(d)     (.01)(d)         (.01)(d)     (.06)(d)     (.01)(d)

Net realized and unrealized

  gain (loss) on investments                         (1.02)       (1.01)        (.50)           (1.02)       (1.02)         .04

Total from Investment Operations                     (1.02)       (1.04)        (.51)           (1.03)       (1.08)         .03

Net asset value, end of period                        9.93        10.95        11.99             9.87        10.90        11.98

TOTAL RETURN (%)                                     (9.32)(f)    (8.67)       (4.08)(f)        (9.45)(f)    (9.02)         .25(f)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .52(f)      1.05          .96(f)           .64(f)      1.30          .19(f)

Ratio of net investment (loss)
  to average net assets                               (.01)(f)     (.27)        (.09)(f)         (.13)(f)     (.51)        (.06)(f)

Decrease reflected in above expense ratios
  due to undertakings by the Investment Adviser        .00(f,g)     .02          .04(f)           .00(f,g)     .02          .01(f)

    Portfolio Turnover Rate                          32.47(f)     76.66       101.57(f)         32.47(f)     76.66       101.57(f)

Net Assets, end of period ($ x 1,000)              383,426      350,873      151,440            3,330        3,857            1

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(F)  NOT ANNUALIZED.

(G)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Class M Shares                                  Investor Shares
                                     ------------------------------------------------------ ----------------------------------------
                                          Six Months Ended                                   Six Months Ended
                                         February 28, 2003         Year Ended August 31,    February 28, 2003  Year Ended August 31,
                                                               ---------------------------                --------------------------
MELLON INTERNATIONAL FUND                       (Unaudited)(a)     2002         2001(b)    (Unaudited)        2002         2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 11.03        12.08        12.50            11.34        12.08      11.98

Investment Operations:

Investment income (loss)--net                          .02(d)       .18(d)       .16(d)           .00(d,e)     .24(d)    (.00)(d,e)

Net realized and unrealized

  gain (loss) on investments                         (1.75)       (1.07)        (.58)           (1.80)        (.97)       .10

Total from Investment Operations                     (1.73)        (.89)        (.42)           (1.80)        (.73)       .10

Distributions:

Dividends from investment income--net                 (.14)        (.15)        (.00)(e)         (.12)          --         --

Dividends from net realized gain on investments         --         (.01)          --               --         (.01)        --

Total Distributions                                   (.14)        (.16)        (.00)(e)         (.12)        (.01)        --

Net asset value, end of period                        9.16        11.03        12.08             9.42        11.34      12.08

TOTAL RETURN (%)                                    (15.80)(f)    (7.39)       (3.33)(f)       (15.85)(f)    (5.95)       .75(f)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .52(f)      1.05          .96(f)           .64(f)      1.30        .22(f)

Ratio of net investment income (loss)

  to average net assets                                .18(f)      1.59         1.31(f)           .03(f)      2.16       (.01)(f)

Decrease reflected in above expense ratios

  due to undertakings by the Administrator             .04(f)       .07          .08(f)           .03(f)       .08        .01(f)

Portfolio Turnover Rate                              16.45(f)     24.63        34.27(f)         16.45(f)     24.63      34.27(f)

Net Assets, end of period ($ x 1,000)              541,781      543,566      398,759              154        2,588         28

(A)  EFFECTIVE  DECEMBER 16, 2002,  MPAM SHARES WERE AS  REDESIGNATED AS CLASS M
     SHARES.

(B)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(F)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                          Class M Shares                                  Investor Shares
                                     ------------------------------------------------------ ----------------------------------------
                                          Six Months Ended                                   Six Months Ended
                                         February 28, 2003         Year Ended August 31,    February 28, 2003  Year Ended August 31,
                                                               ---------------------------                --------------------------
MELLON EMERGING MARKETS FUND                    (Unaudited)(a)     2002         2001(b)    (Unaudited)        2002         2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.33         11.86      12.50     12.38              11.92        12.17

Investment Operations:

Investment income--net                                .02(d)        .24(d)     .28(d)    .03(d)             .11(d)       .03(d)

Net realized and unrealized

  gain (loss) on investments                         (.73)          .75       (.87)     (.73)               .86         (.28)

Total from Investment Operations                     (.71)          .99       (.59)     (.70)               .97         (.25)

Distributions:

Dividends from investment
  income--net                                        (.12)         (.19)      (.05)     (.09)              (.18)           --

Dividends from net realized
  gain on investments                                (.28)         (.33)      (.00)(e)  (.28)              (.33)           --

Total Distributions                                  (.40)         (.52)      (.05)     (.37)              (.51)           --

Net asset value, end of period                      11.22         12.33      11.86     11.31              12.38        11.92

TOTAL RETURN (%)                                    (5.86)(f)      8.48      (4.68)(f) (5.76)(f)           8.26        (2.06)(f)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              .67(f)        1.35       1.24(f)    .79(f)            1.60          .23(f)

Ratio of net investment income

  to average net assets                              .21(f)        1.86       2.24(f)    .24(f)             .88          .03(f)

Decrease reflected in above expense ratios

  due to undertakings by the Administrator           .14(f)         .33        .42(f)    .12(f)             .30          .04(f)

Portfolio Turnover Rate                            12.66(f)       55.00      44.74(f)  12.66(f)           55.00        44.74(f)

Net Assets, end of period ($ x 1,000)              187,176      145,144     54,863       21                684            1

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(F)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


FINANCIAL HIGHLIGHTS (CONTINUED)

                               Class M Shares              Investor Shares
                        ---------------------------
                   Six Months Ended           Six Months Ended
                                         February 28, 2003   Year Ended August 31,    February 28, 2003      Year Ended August 31,
                                                                                                        ---------------------------
MELLON BALANCED FUND                        (Unaudited)(a)       2002(b)     2001(c)  (Unaudited)         2002(b)       2001(d)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period               10.28          11.39      12.50      10.27             11.39        11.53

Investment Operations:

Investment income--net                               .14(e)         .31(e)     .32(e)     .14(e)            .27(e)       .04(e)

Net realized and unrealized

  gain (loss) on investments                        (.47)          (.92)     (1.11)      (.47)             (.91)        (.13)

Total from Investment Operations                    (.33)          (.61)      (.79)      (.33)             (.64)        (.09)

Distributions:

Dividends from investment
  income--net                                       (.14)          (.30)      (.32)      (.13)             (.28)        (.05)

Dividends from net realized
  gain on investments                                  --          (.20)                  --  --           (.20)         --

Total Distributions                                 (.14)          (.50)      (.32)      (.13)             (.48)        (.05)

Net asset value, end of period                      9.81          10.28      11.39       9.81             10.27        11.39

TOTAL RETURN (%)                                   (3.09)(f)      (5.70)     (6.38)(f)   3.12)(f)         (5.91)        (.88)(f)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              .30(f)         .63        .59(f)     .43(f)            .89          .16(f)

Ratio of net investment income

  to average net assets                             1.42(f)        2.81       2.70(f)    1.34(f)           2.45          .32(f)

Decrease reflected in above expense ratios

  due to undertakings by the Administrator              --          .00(g)     .00(f,g)   --                .00(g)        --

Portfolio Turnover Rate                            40.01(f)       90.36      75.62(f)   40.01(f)          90.36        75.62(f)

Net Assets, end of period ($ x 1,000)              349,151      372,089     412,801     390                165            1

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE  EFFECT OF THIS  CHANGE  FOR THE PERIOD  ENDED  AUGUST 31,  2002 WAS TO
     INCREASE  NET  INVESTMENT  INCOME PER SHARE BY $.00 AND $.01,  DECREASE NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.00 AND
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  2.79% TO 2.81% AND 2.43% TO 2.45%  FOR  CLASS M SHARES  AND  INVESTOR
     SHARES,  RESPECTIVELY.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(C)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  NOT ANNUALIZED.

(G)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                               Class M Shares              Investor Shares
                        ---------------------------
                   Six Months Ended           Six Months Ended
                                         February 28, 2003   Year Ended August 31,    February 28, 2003      Year Ended August 31,
                                                                                                         ---------------------------
MELLON BOND FUND                              (Unaudited)(a)       2002(b)  2001(c)  (Unaudited)             2002(b)   2001(d)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period               12.95          13.15      12.50     12.94              13.15        12.94

Investment Operations:

Investment income--net                               .31(e)         .67(e)     .70       .30(e)             .63(e)       .10

Net realized and unrealized

  gain (loss) on investments                         .30           (.02)       .65       .24               (.02)         .23

Total from Investment Operations                     .61            .65       1.35       .54                .61          .33

Distributions:

Dividends from investment income--net               (.33)          (.69)      (.70)     (.26)              (.66)        (.12)

Dividends from net realized gain on investments     (.03)          (.16)        --      (.03)              (.16)           --

Total Distributions                                 (.36)          (.85)      (.70)     (.29)              (.82)        (.12)

Net asset value, end of period                     13.20          12.95      13.15     13.19              12.94        13.15

TOTAL RETURN (%)                                    4.76(f)        5.11      11.05(f)   4.64(f)            4.73         2.54(f)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              .55(g)         .55        .56(g)    .80(g)             .80          .81(g

Ratio of net investment income

  to average net assets                             4.75(g)        5.19       5.96(g)   4.71(g)            4.96         6.03(g)

Decrease reflected in above expense ratios

  due to undertakings by the Administrator           .01(g)         .02        .02(g)    .02(g)             .02          .53(g)

Portfolio Turnover Rate                            53.23(f)      163.78     120.55(f)  53.23(f)          163.78       120.55(f)

Net Assets, end of period ($ x 1,000)              907,970      966,170    675,666     3,639              3,693          957

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE  EFFECT OF THIS  CHANGE  FOR THE PERIOD  ENDED  AUGUST 31,  2002 WAS TO
     DECREASE  NET  INVESTMENT  INCOME PER SHARE BY $.02 AND $.02,  INCREASE NET
     REALIZED AND  UNREALIZD  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.02 AND
     $.02 AND DECREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  5.32% TO 5.19% AND 5.08% TO 4.96%  FOR  CLASS M SHARES  AND  INVESTOR
     SHARES,  RESPECTIVELY.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(C)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  NOT ANNUALIZED.

(G)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Class M Shares                                  Investor Shares
                                        -------------------------------------------------- -----------------------------------------
                                          Six Months Ended                                   Six Months Ended
                                         February 28, 2003       Year Ended August 31,      February 28, 2003  Year Ended August 31,
                                                                -------------------------                ------------------------
MELLON INTERMEDIATE BOND FUND                   (Unaudited)(a)     2002(b)      2001(c)    (Unaudited)        2002(b)      2001(d)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 13.04        13.08        12.50            13.08        13.09        12.90

Investment Operations:

Investment income--net                                 .27(e)       .62(e)       .68              .27(e)       .56(e)       .20

Net realized and unrealized

  gain (loss) on investments                           .31          .15          .58              .30          .20          .10

Total from Investment Operations                       .58          .77         1.26              .57          .76          .30

Distributions:

Dividends from investment
 income--net                                          (.31)        (.67)        (.68)            (.29)        (.63)        (.11)

Dividends from net realized
  gain on investments                                 (.10)        (.14)          --             (.10)        (.14)          --

Total Distributions                                   (.41)        (.81)        (.68)            (.39)        (.77)        (.11)

Net asset value, end of period                       13.21        13.04        13.08            13.26        13.08        13.09

TOTAL RETURN (%)                                      4.49(f)      6.09        10.29(f)          4.44(f)      6.05         2.31(f)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .56(g)       .56          .56(g)           .81(g)       .81          .81(g)

Ratio of net investment income

  to average net assets                               4.23(g)      4.81         5.77(g)          3.99(g)      4.51         5.14(g)

Decrease reflected in above expense ratios

  due to undertakings by the Administrator             .00(g,h)     .02          .03(g)           .02(g)       .02          .12(g)

Portfolio Turnover Rate                              40.00(f)    106.09       134.69(f)         40.00(f)    106.09       134.69(f)

Net Assets, end of period ($ x 1,000)              458,861      437,119      398,959              263          121          148

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE  EFFECT OF THIS  CHANGE  FOR THE PERIOD  ENDED  AUGUST 31,  2002 WAS TO
     DECREASE  NET  INVESTMENT  INCOME PER SHARE BY $.04 AND $.04,  INCREASE NET
     REALIZED AND  UNREALIZD  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.04 AND
     $.04 AND DECREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  5.15% TO 4.81% AND 4.90% TO 4.51%  FOR  CLASS M SHARES  AND  INVESTOR
     SHARES,  RESPECTIVELY.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(C)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)   NOT ANNUALIZED.

(G)  ANNUALIZED.

(H)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                          Class M Shares                                     Investor Shares
                                      ----------------------------------------------------- ----------------------------------------
                                          Six Months Ended                                   Six Months Ended
                                         February 28, 2003         Year Ended August 31,    February 28, 2003  Year Ended August 31,
                                                             --------------------------                --------------------------
MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND  (Unaudited)(a)  2002(b)      2001(c)    (Unaudited)        2002(b)      2001(d)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 12.94        12.87        12.50            12.93        12.88        12.82

Investment Operations:

Investment income--net                                 .20(e)       .52(e)       .63              .06(e)       .46(e)       .09

Net realized and unrealized

  gain (loss) on investments                           .06          .22          .37              .17          .21          .08

Total from Investment Operations                       .26          .74         1.00              .23          .67          .17

Distributions:

Dividends from investment
  income--net                                         (.23)        (.58)        (.63)            (.21)        (.53)        (.11)

Dividends from net realized
  gain on investments                                 (.03)        (.09)        (.00)(f)         (.03)        (.09)          --

Total Distributions                                   (.26)        (.67)        (.63)            (.24)        (.62)        (.11)

Net asset value, end of period                       12.94        12.94        12.87            12.92        12.93        12.88

TOTAL RETURN (%)                                      2.03(g)      5.87         8.20(g)          1.82(g)      5.28         1.29(g)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .55(h)       .55          .55(h)           .80(h)       .80          .80(h)

Ratio of net investment income

  to average net assets                               3.17(h)      4.07         5.41(h)          2.86(h)      3.54         4.86(h)

Decrease reflected in above expense ratios

  due to undertakings by the Administrator              --          .04          .04(h)           .35(h)       .10          .20(h)

Portfolio Turnover Rate                              31.43(g)     97.19        89.21(g)         31.43(g)     97.19        89.21(g)

Net Assets, end of period ($ x 1,000)              113,146      108,605       88,732              999            1            1

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE  EFFECT OF THIS  CHANGE  FOR THE PERIOD  ENDED  AUGUST 31,  2002 WAS TO
     DECREASE  NET  INVESTMENT  INCOME PER SHARE BY $.05 AND $.05,  INCREASE NET
     REALIZED AND  UNREALIZD  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.05 AND
     $.05 AND DECREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.47% TO 4.07% AND 3.94% TO 3.54%  FOR  CLASS M SHARES  AND  INVESTOR
     SHARES,  RESPECTIVELY.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(C)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(G)  NOT ANNUALIZED.

(H)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                             Dreyfus

                                         Class M Shares                                Investor Shares                Premier Shares
                         ----------------------------------------------  --------------------------------------- -------------------
                         Six Months Ended                                  Six Months Ended                         Six Months Ended
                        February 28, 2003        Year Ended August 31,    February 28, 2003  Year Ended August 31, February 28, 2003
MELLON NATIONAL                                -----------------------                 -------------------------
INTERMEDIATE MUNICIPAL BOND FUND   (Unaudited)(a)     2002(b)      2001(c)   (Unaudited)       2002(b)      2001(d)   (Unaudited)(e)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
  beginning of period               13.25        13.24        12.50           13.24       13.23        12.91              13.37

Investment Operations:

Investment income--net                .25(f)       .52(f)       .51             .26(f)      .50(f)       .07                .22(f)

Net realized and unrealized

  gain (loss) on investments          .03          .14          .74             .00(g)      .13          .32               (.13)

Total from Investment Operations      .28          .66         1.25             .26         .63          .39                .09

Distributions:

Dividends from investment
  income--net                        (.21)        (.52)        (.51)           (.20)       (.49)        (.07)              (.15)

Dividends from net
  realized gain
  on investments                     (.02)        (.13)        (.00)(g)        (.02)       (.13)          --               (.02)

Total Distributions                  (.23)        (.65)        (.51)           (.22)       (.62)        (.07)              (.17)

Net asset value, end of period      13.30        13.25        13.24           13.28       13.24        13.23              13.29

TOTAL RETURN (%)                     2.50(h)      5.16        10.21(h)         2.22(h)     4.98         3.05(h)             .70(h)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
  average net assets                  .52(i)       .52          .52(i)          .77(i)      .77          .77(i)            1.27(i)

Ratio of net investment income

  to average net assets              3.82(i)      4.04         4.33(i)         3.53(i)     3.74         3.91(i)            3.06(i)

Decrease reflected in
  above expense ratios
  due to undertakings by
  the Administrator                   .01(i)       .01          .01(i)          .03(i)      .07          .08(i)             .03(i)

Portfolio Turnover Rate             17.40(h)     60.12        47.78(h)        17.40(h)    60.12        47.78(h)           17.40(h)

Net Assets, end of period
  ($ x 1,000)                     636,220      555,158      477,595          37,917         909            1              8,998

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST 31, 2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE BY LESS
     THAN $.01 AND BY LESS THAN $.01,  DECREASE NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND BY LESS THAN $.01 AND
     INCREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     4.02% TO 4.04% AND 3.73% TO 3.74% FOR CLASS M SHARES AND  INVESTOR  SHARES,
     RESPECTIVELY. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR
     TO  SEPTEMBER  1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT  THIS  CHANGE IN
     PRESENTATION.

(C)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  FROM CLOSE OF BUSINESS  ON OCTOBER  11, 2002 (DATE THE FUND BEGAN  OFFERING
     DREYFUS PREMIER SHARES) TO FEBRUARY 28, 2003.

(F)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(G)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(H)  NOT ANNUALIZED.

(I)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                         Class M Shares                                    Investor Shares
                                      -------------------------------------------------- -------------------------------------------
                                          Six Months Ended                                   Six Months Ended
                                         February 28, 2003        Year Ended August 31,     February 28, 2003  Year Ended August 31,
                                                                -------------------------                ------------------------
MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND  (Unaudited)(a)   2002(b)      2001(c)    (Unaudited)        2002(b)      2001(d)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                 12.91        12.90        12.50            12.91        12.90        12.78

Investment Operations:

Investment income--net                                 .18(e)       .46(e)       .48              .14(e)       .42(e)       .07

Net realized and unrealized

  gain (loss) on investments                           .08          .10          .40              .10          .10          .12

Total from Investment Operations                       .26          .56          .88              .24          .52          .19

Distributions:

Dividends from investment
  income--net                                         (.19)        (.46)        (.48)            (.17)        (.42)        (.07)

Dividends from net realized
  gain on investments                                 (.01)        (.09)           -             (.01)        (.09)          --

Total Distributions                                   (.20)        (.55)        (.48)            (.18)        (.51)        (.07)

Net asset value, end of period                       12.97        12.91        12.90            12.97        12.91        12.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.04(f)      4.43         7.15(f)          1.90(f)      4.16         1.48(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .52(g)       .52          .52(g)           .77(g)       .67          .77(g)

Ratio of net investment income

  to average net assets                               2.89(g)      3.56         4.11(g)          2.45(g)      4.15         3.76(g)

Decrease reflected in above expense ratios

  due to undertakings by the Administrator             .03(g)       .05          .06(g)           .07(g)       .05          .19(g)

Portfolio Turnover Rate                              14.30(f)     50.86        44.18(f)         14.30(f)     50.86        44.18(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              189,009      138,670      119,026            1,049            1            1

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST  31,  2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME  PER  SHARE AND
     DECREASE NET REALIZED AND UNREALIZD GAIN (LOSS) ON INVESTMENTS PER SHARE BY
     LESS THAN $.01 AND $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO
     AVERAGE  NET  ASSETS  BY LESS  THAN  .01% AND .01% FOR  CLASS M SHARES  AND
     INVESTOR SHARES, RESPECTIVELY.  PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA
     FOR PERIODS  PRIOR TO SEPTEMBER  1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT
     THIS CHANGE IN PRESENTATION.

(C)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  NOT ANNUALIZED.

(G)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Class M Shares                                   Investor Shares
                                      --------------------------------------------------- ------------------------------------------
                                          Six Months Ended                                   Six Months Ended
                                         February 28, 2003        Year Ended August 31,     February 28, 2003  Year Ended August 31,
MELLON PENNSYLVANIA INTERMEDIATE                              ---------------------------                 --------------------------
 MUNICIPAL BOND FUND                        (Unaudited)(a)     2002(b)      2001(c)    (Unaudited)        2002(b)      2001(d)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 13.15        13.16        12.50            13.14        13.16        12.90

Investment Operations:

Investment income--net                                 .26(e)       .53(e)       .50              .24(e)       .54(e)       .07

Net realized and unrealized

  gain (loss) on investments                           .06          .11          .66              .06          .06          .26

Total from Investment Operations                       .32          .64         1.16              .30          .60          .33

Distributions:

Dividends from investment
  income--net                                         (.26)        (.53)        (.50)            (.24)        (.50)        (.07)

Dividends from net realized
  gain on investments                                   --         (.12)        (.00)(f)           --         (.12)          --

Total Distributions                                   (.26)        (.65)        (.50)            (.24)        (.62)        (.07)

Net asset value, end of period                       13.21        13.15        13.16            13.20        13.14        13.16

TOTAL RETURN (%)                                      2.44(g)      5.03         9.50(g)          2.31(g)      4.69         2.58(g)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .67(h)       .67          .67(h)           .92(h)       .92          .92(h)

Ratio of net investment income

  to average net assets                               3.94(h)      4.09         4.25(h)          3.69(h)      3.84         3.86(h)

Decrease reflected in above expense ratios

  due to undertakings by the Administrator             .01(h)       .01          .01(h)           .01(h)       .02          .22(h)

Portfolio Turnover Rate                               5.71(g)     34.50        39.32(g)          5.71(g)     34.50        39.32(g)

Net Assets, end of period ($ x 1,000)              791,066      837,441      879,711              840          963          230

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST  31,  2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME  PER  SHARE AND
     DECREASE NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE
     BY LESS  THAN  $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT  INCOME TO
     AVERAGE  NET  ASSETS  FROM  4.08% TO 4.09%  AND  3.83% TO 3.84% FOR CLASS M
     SHARES   AND   INVESTOR   SHARES,   RESPECTIVELY.   PER   SHARE   DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO  SEPTEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(C)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(G)  NOT ANNUALIZED.

(H)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

Mellon Massachusetts Intermediate Municipal Bond Fund

Please  note  that  the financial highlights information in the following tables for  the  fund' s  Investor  shares,  Class  M shares and Dreyfus Premier shares represents  the  financial  highlights of the Class A shares, Class R shares and
Class B shares, respectively, of the fund's predecessor, Dreyfus Premier Limited
Term  Massachusetts Municipal Fund (the "Premier Massachusetts Fund") before the fund  commenced operations as of the close of business on September 6, 2002, and represents  the  performance  of  the fund's Investor shares, Class M shares and
Dreyfus  Premier  shares  thereafter.   Before  the  fund  commenced operations,
substantially  all  of  the  assets  of  the  Premier  Massachusetts  Fund  were transferred  to  the  fund  in a tax-free reorganization. "Total Return" for the periods before the fund commenced operations shows how much an investment in the
Premier  Massachusetts  Fund's Class A shares, Class R shares and Class B shares would have increased (or decreased) during those periods, assuming all dividends and  distributions were reinvested. "Total Return" for the period since the fund commenced operations also reflects how much an investment in the fund's Investor shares,  Class  M  shares  and  Dreyfus  Premier shares would have increased (or decreased), assuming all dividends and distributions were reinvested.

                                               Six Months Ended
                                              February 28, 2003   Two Months Ended                   Year Ended June 30,
MELLON MASSACHUSETTS INTERMEDIATE                                                      ---------------------------------------------
  MUNICIPAL BOND FUND (INVESTOR SHARES)     (Unaudited)   August 31, 2002(a)       2002(b)    2001      2000     1999      1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period            12.79              12.61         12.38      11.89     12.03    12.34     12.15

Investment Operations:

Investment income--net                            .24(c)             .08(c)        .49(c)     .52       .51      .51       .53

Net realized and unrealized
  gain (loss) on investments                      .04                .18           .23        .49      (.14)    (.30)      .24

Total from Investment Operations                  .28                .26           .72       1.01       .37      .21       .77

Distributions:

Dividends from investment
  income--net                                   (.24)              (.08)         (.49)      (.52)     (.51)    (.51)     (.53)

Dividends from net realized
  gain on investments                            --                 --            --         --        --     (.01)     (.05)

Total Distributions                              (.24)              (.08)         (.49)      (.52)     (.51)    (.52)     (.58)

Net asset value, end of period                  12.83              12.79         12.61      12.38     11.89    12.03     12.34

TOTAL RETURN (%)                                 2.14(d)            2.06(d,e)     5.92(e)    8.63(e)   3.21(e)  1.60(e)   6.41(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets           .75(f)             .75(f)        .75        .75       .75      .75       .75

Ratio of net investment income

  to average net assets                          3.65(f)            3.69(f)       3.93       4.24      4.32     4.10      4.30

Decrease reflected in above expense ratios

  due to undertakings by The Dreyfus

  Corporation                                     .08(f)              --            --         --        --       --        --

Portfolio Turnover Rate                          6.92(d)            4.48(d)      11.45      14.88     31.89    16.35      6.63

Net Assets, end of period ($ x 1,000)             13,792             13,866        13,553     12,850    12,581   15,045    16,355

(A)  THE PREMIER MASSACHUSETTS FUND HAS CHANGED ITS FISCAL YEAR END FROM JUNE 30
     TO AUGUST 31.

(B)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30, 2002
     WAS TO INCREASE NET  INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS BY LESS
     THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  EXCLUSIVE  OF SALES CHARGE  WHICH WAS  APPLICABLE  TO CLASS A SHARES OF THE
     PREMIER MASSACHUSETTS FUND.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended
MELLON MASSACHUSETTS INTERMEDIATE             February 28, 2003   Two Months Ended                      Year Ended June 30,
                                                                                         -------------------------------------------
MUNICIPAL BOND FUND (CLASS M SHARES)         (Unaudited)(a)   August 31, 2002(b) 2002(c)    2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period           12.79              12.62         12.38      11.89     12.04     12.34     12.16

Investment Operations:

Investment income--net                           .25(d)             .09(d)        .52(d)     .55       .54       .54       .56

Net realized and unrealized
  gain (loss) on investments                     .05                .17           .24        .49      (.15)     (.29)      .23

Total from Investment Operations                 .30                .26           .76       1.04       .39       .25       .79

Distributions:

Dividends from investment
  income--net                                   (.25)              (.09)         (.52)      (.55)     (.54)     (.54)     (.56)

Dividends from net realized
  gain on investments                             --                 --            --         --        --      (.01)     (.05)

Total Distributions                             (.25)              (.09)         (.52)      (.55)     (.54)     (.55)     (.61)

Net asset value, end of period                 12.84              12.79         12.62      12.38     11.89     12.04     12.34

TOTAL RETURN (%)                                2.35(e)            2.10(e)       6.19       8.90      3.37      1.93      6.58

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets          .50(f)             .50(f)        .50        .50       .50       .50       .50

Ratio of net investment income

  to average net assets                         3.91(f)            3.94(f)       4.18       4.49      4.58      4.35      4.54

Decrease reflected in above expense ratios

  due to undertakings by The Dreyfus

  Corporation                                    .09(f)              --            --         --        --        --        --

Portfolio Turnover Rate                         6.92(e)            4.48(e)      11.45      14.88     31.89     16.35      6.63

Net Assets, end of period ($ x 1,000)           176,741            170,030       162,413    126,264    96,832    70,901    50,959

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  THE PREMIER MASSACHUSETTS FUND HAS CHANGED ITS FISCAL YEAR END FROM JUNE 30
     TO AUGUST 31.

(C)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30, 2002
     WAS TO INCREASE NET  INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS BY LESS
     THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                               Six Months Ended
MELLON MASSACHUSETTS INTERMEDIATE             February 28, 2003   Two Months Ended                Year Ended June 30,
                                                                                     -----------------------------------------------
MUNICIPAL BOND FUND (DREYFUS PREMIER SHARES)   (Unaudited)   August 31, 2002(a)   2002(b)    2001      2000    1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period            12.81              12.64         12.40      11.92     12.06    12.37     12.18

Investment Operations:

Investment income--net                            .20(c)             .07(c)        .43(c)     .46       .45      .44       .47

Net realized and unrealized
  gain (loss) on investments                      .05                .17           .24        .48      (.14)    (.30)      .24

Total from Investment Operations                  .25                .24           .67        .94       .31      .14       .71

Distributions:

Dividends from investment
  income--net                                    (.20)              (.07)         (.43)      (.46)     (.45)    (.44)     (.47)

Dividends from net realized
  gain on investments                              --                 --            --         --        --     (.01)     (.05)

Total Distributions                              (.20)              (.07)         (.43)      (.46)     (.45)    (.45)     (.52)

Net asset value, end of period                  12.86              12.81         12.64      12.40     11.92    12.06     12.37

TOTAL RETURN (%)                                 1.97(d)            1.98(d,e)     5.40(e)    8.00(e)   2.70(e)  1.09(e)   5.87(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets          1.25(f)            1.25(f)       1.25       1.25      1.25     1.25      1.25

Ratio of net investment income

  to average net assets                          3.17(f)            3.17(f)       3.41       3.74      3.80     3.56      3.78

Decrease reflected in above expense ratios

  due to undertakings by The Dreyfus

  Corporation                                     .09(f)              --            --         --        --       --        --

Portfolio Turnover Rate                          6.92(d)            4.48(d)      11.45      14.88     31.89    16.35      6.63

Net Assets, end of period ($ x 1,000)           1,107              1,484         1,251        862       738      901       637



(A) THE PREMIER MASSACHUSETTS FUND HAS CHANGED ITS FISCAL YEAR END FROM JUNE 30 TO AUGUST 31.

(B) AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.40% TO 3.41%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E) EXCLUSIVE OF SALES CHARGE WHICH WAS APPLICABLE TO CLASS B SHARES OF THE PREMIER MASSACHUSETTS FUND.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--General:

Mellon Funds Trust (the "Trust") was organized as a Massachusetts business trust and operates as a series company currently comprised of the following sixteen series: Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon
Emerging Markets Fund, Mellon Balanced Fund, Mellon Bond Fund, Mellon Intermediate Bond Fund, Mellon Short-Term U.S. Government Securities Fund, Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term
Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund, Mellon Massachusetts Intermediate Municipal Bond Fund, Mellon Money Market Fund and Mellon National Municipal Money Market Fund (each, a "fund" and collectively, the "funds" ). Mellon Money Market Fund and Mellon National Municipal Money Market Fund had not offered their shares for sale to investors as of February 28, 2003. Mellon Massachusetts Intermediate Municipal Bond Fund did not offer its shares for sale to investors before it commenced operations as of the close of business on September 6, 2002. The funds are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). Mellon Fund Advisers, a division of The Dreyfus Corporation (" Dreyfus" ), serves as each fund's investment adviser ("Investment Adviser"). Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the "Administration Agreement"). Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a direct subsidiary of Mellon. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund's shares, which are sold without a sales charge.

Effective December 16, 2002, pursuant to approval of the Trust's Board, the Trust changed its name from "MPAM Funds Trust" to its current name and each Fund deleted "MPAM" and substituted "Mellon" in its name and renamed its MPAM shares "Class M" shares.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon Mid Cap Stock Fund, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of Mellon Mid Cap Stock Fund, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge ("CDSC") imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. The CDSC imposed on the redemption of Dreyfus Premier shares of Mellon Mid Cap Stock Fund differs from the CDSC imposed on the redemption of Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights.

On October 11, 2002, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust' s Board, all of the assets, subject to the liabilities, of Dreyfus Premier Limited Term Municipal Fund ("Premier Municipal Fund" ), a series of The Dreyfus/Laurel Tax-Free Funds, were transferred to MPAM National Intermediate Municipal Bond Fund (now known as Mellon National Intermediate Municipal Bond Fund), in exchange for shares of beneficial interest of MPAM National Intermediate Municipal Bond Fund's MPAM shares, Investor shares and Dreyfus Premier shares of equal value. Holders of Class A and Class C shares of Premier Municipal Fund received Investor shares of MPAM National Intermediate Municipal Bond Fund, holders of Class B shares of Premier Municipal Fund received Dreyfus Premier shares of MPAM National Intermediate Municipal Bond
Fund and holders of Class R shares of Premier Municipal Fund received MPAM shares (now designated as Class M shares) of MPAM National Intermediate Municipal Bond Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Premier Municipal Fund at the time of the exchange. MPAM National Intermediate Municipal Bond Fund's net asset value on October 11, 2002 was $13.38 per share for its MPAM shares, $13.37 per share for its Investor shares and, after the reorganization, $13.37 per share for its Dreyfus Premier shares, and a total of 4,358,772 MPAM shares, 3,539,573 Investor shares and 756,607 Dreyfus Premier shares, representing net assets of
$53,205,282 MPAM shares, $43,759,122 Investor shares and $9,678,625 Dreyfus Premier shares (including $9,117,259 net unrealized appreciation on investments), were issued to Premier Municipal Fund's shareholders in the exchange. The exchange was a tax-free event to shareholders.

On September 6, 2002, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust' s Board, all of the assets, subject to the liabilities, of Dreyfus Premier Small Company Stock Fund ("Premier Small Company Fund"), a series of The Dreyfus/Laurel Funds, Inc., were transferred to MPAM Mid Cap Stock Fund (now known as Mellon Mid Cap Stock Fund) in exchange for shares of beneficial interest of MPAM Mid Cap Stock Fund's MPAM shares, Investor shares and Dreyfus Premier shares of equal value. Holders of Class A, Class C and Class T shares of Premier Small Company Fund received Investor shares of MPAM Mid Cap Stock Fund, holders of Class B shares of Premier Small Company Fund received Dreyfus Premier shares of MPAM Mid Cap Stock Fund and holders of Class R shares of Premier Small Company Fund received MPAM shares (now designated as Class M shares) of MPAM Mid Cap Stock Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Premier Small Company Fund at the time of the exchange. MPAM Mid Cap Stock Fund's net asset value on September 6, 2002 was $9.83 per share for its MPAM shares, $9.81 per share for its Investor shares and, after the reorganization, $9.81 per share for its Dreyfus Premier shares, and a total of 18,726,817 MPAM shares, 1,746,630 Investor shares and 1,850,160 Dreyfus Premier shares, representing net assets of $184,065,900 MPAM shares, $17,131,194 Investor shares and $18,147,908 Dreyfus
Premier shares (including $13,268,450 net unrealized appreciation on investments) , were issued to Premier Small Company Fund's shareholders in the exchange. The exchange was a tax-free event to shareholders.

On September 6, 2002, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust' s Board, all of the assets, subject to the liabilities, of Dreyfus Premier Limited Term Massachusetts Municipal Fund
(" Premier Massachusetts Fund" ), a series of The Dreyfus/Laurel Tax-Free Municipal Funds, were transferred to MPAM Massachusetts Intermediate Municipal Bond Fund (now known as Mellon Massachusetts Intermediate Municipal Bond Fund) in exchange for shares of beneficial interest of MPAM Massachusetts Intermediate Municipal Bond Fund's MPAM shares (now designated as Class M shares), Investor shares and Dreyfus Premier shares of equal value. Holders of Class A and Class C shares of Premier Massachusetts Fund received Investor shares of MPAM Massachusetts Intermediate Municipal Bond Fund, holders of Class B shares of Premier Massachusetts Fund received Dreyfus Premier shares of MPAM Massachusetts Intermediate Municipal Bond Fund and holders of Class R shares of Premier
Massachusetts Fund received MPAM shares of MPAM Massachusetts Intermediate Municipal Bond Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Premier Massachusetts Fund at the time of the exchange. MPAM Massachusetts Intermediate Municipal Bond Fund's net asset value on September 6, 2002, after the reorganization, was $12.90

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

per share for its MPAM shares, $12.89 per share for its Investor shares and $12.92 per share for its Dreyfus Premier shares, and a total of 13,317,767 MPAM
shares,   1,205,639   Investor  shares  and  113,401  Dreyfus  Premier  shares,
representing net assets of $171,745,952 MPAM shares, $15,545,868 Investor shares and $1,464,748 Dreyfus Premier shares (including $12,048,678 net unrealized appreciation on investments) , were issued to Premier Massachusetts Fund's shareholders in the exchange. The exchange was a tax-free event to shareholders

On October 26, 2001, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust' s Board, all of the assets, subject to the liabilities, of Dreyfus Disciplined Smallcap Stock Fund, a series of The Dreyfus/Laurel Funds, Inc., were transferred to MPAM Small Cap Stock Fund (now known as Mellon Small Cap Stock Fund) in exchange for shares of beneficial interest of MPAM Small Cap Stock Fund's MPAM shares (now designated as Class M shares) and Investor shares of equal value. Shareholders of Dreyfus Disciplined Smallcap Stock Fund who were Mellon Private Asset Management Clients (now known as clients of Mellon' s Private Wealth Management group) that maintained qualified fiduciary, custody or other accounts with Mellon or Boston Safe Deposit and Trust Company (" Boston Safe" ) or their bank affiliates
(collectively, "MPAM Clients" ), received MPAM shares of MPAM Small Cap Stock Fund, and non-MPAM Clients received Investor shares of MPAM Small Cap Stock Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Dreyfus Disciplined Smallcap Stock Fund at the time of the exchange. MPAM Small Cap Stock Fund's net asset value on October 26, 2001 was $11.45 per share for its MPAM shares and $11.43 per share for its Investor shares, and a total of 7,107,304 MPAM shares and 460,884 Investor shares, representing net assets of $81,381,336 MPAM shares and $5,268,081 Investor shares (including $5,536,930 and $358,424, respectively, net unrealized appreciation on investments), were issued to Dreyfus Disciplined Smallcap Stock Fund' s shareholders in the exchange. The exchange was a tax-free event to shareholders.

On October 26, 2001, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust' s Board, all of the assets, subject to the liabilities, of Dreyfus Disciplined Intermediate Bond Fund, a series of The Dreyfus/Laurel Funds, Inc., were transferred to MPAM Bond Fund (now known as Mellon Bond Fund) in exchange for shares of beneficial interest of Mellon Bond Fund' s MPAM shares (now designated as Class M shares) and Investor shares of equal value. Restricted shares of Dreyfus Disciplined Intermediate Bond Fund were exchanged for MPAM shares of MPAM Bond Fund of equal value and Investor shares of Dreyfus Disciplined Intermediate Bond Fund were transferred to MPAM Bond Fund in exchange for Investor shares of MPAM Bond Fund of equal value. MPAM Bond Fund' s net asset value per share on October 26, 2001 was $13.33 for the MPAM shares and $13.32 for the Investor shares, and a total of 20,786,520 MPAM shares and 637,537 Investor shares, representing net assets of $277,051,234 MPAM shares and $8,490,853 Investor shares (including $9,666,666 and $301,882, respectively, net unrealized appreciation on investments) , were issued to Dreyfus Disciplined Intermediate Bond Fund's shareholders in the exchange. The exchange was a tax-free event to shareholders.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


NOTE 2--Significant Accounting Policies:

(A) PORTFOLIO VALUATION: Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund and Mellon Balanced Fund (Equity securities)

Investments in equity securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

Mellon Bond Fund, Mellon Intermediate Bond Fund, Mellon Short-Term U.S. Government Securities Fund and Mellon Balanced Fund (Debt securities):

Most debt securities are valued each business day by an independent pricing service (the "Service" ) approved by the Trust's Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund' s debt securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board.

Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund:

Investments in municipal securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by the Service approved by the Trust's Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of each fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last
sales   price   on  the  national  securities  market  on  each  business  day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: All funds except Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income,

                                                                     The Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

including amortization of discount and premium on investments, is recognized on the accrual basis.

Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Under the terms of the custody agreement with Mellon for each fund, except Mellon International Fund and Mellon Emerging Markets Fund, and with Boston Safe with respect to Mellon International Fund and Mellon Emerging Markets Fund, the funds received net earnings credits during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. These amounts were as follows:

     Mellon Large Cap Stock Fund                             $     264

     Mellon Small Cap Stock Fund                                   756

     Mellon Emerging Markets Fund                                  895

     Mellon Balanced Fund                                        2,125

     Mellon Bond Fund                                           10,971

     Mellon Intermediate Bond Fund                               1,800

     Mellon Short-Term
          U.S. Government Securities Fund                        3,767

     Mellon National Intermediate
          Municipal Bond Fund                                   10,023

     Mellon National Short-Term
          Municipal Bond Fund                                    1,528

     Mellon Pennsylvania Intermediate
          Municipal Bond Fund                                    1,654

     Mellon Massachusetts Intermediate
          Municipal Bond Fund                                       88

The Mellon Income Stock Fund, Mellon Mid Cap Stock Fund and Mellon International Fund receives net earnings credits based on available cash balances left on deposit.

Each fund may lend securities to certain qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus as shown in the relevant funds' Statements of Investments. Each fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: Certain funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities,  including  the  risk  of  a  possible  decline  in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into
repurchase    agreements    to    evaluate    potential    risks.

(D) FINANCIAL FUTURES: Certain funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a futures broker or custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.
Contracts open at February 28, 2003, are set forth in the relevant fund's Statements of Financial Futures.

(E) FOREIGN CURRENCY TRANSACTIONS: Certain funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(F) FORWARD CURRENCY EXCHANGE CONTRACTS: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates. The funds are also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. At February 28, 2003, there were no open forward currency exchange contracts, except for those held by Mellon Emerging Markets Fund. TABLE 1 summarizes open forward currency exchange contracts for Mellon Emerging Markets Fund at February 28, 2003.

TABLE 1.

                                                               Foreign          Unrealized
                                                              Currency        Appreciation
Forward Currency Exchange Contracts                            Amounts             Cost ($)        Value ($)   (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Hungarian Forint, expiring 3/3/2003                         51,438,433             228,210          228,438                  228

Mexican Peso, expiring 3/3/2003                              1,165,281             105,532          105,722                  190

South African Rand, expiring 3/3/2003                        2,034,776             255,064          251,052               (4,012)

South African Rand, expiring 3/4/2003                          629,010              77,656           77,608                  (48)

Thai Baht, expiring 3/3/2003                                14,696,402             344,581          343,454               (1,127)

  TOTAL                                                                                                                   (4,769)

                                                                                                                 The Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(G) CONCENTRATION OF RISK: Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

Mellon Emerging Markets Fund invests in equity securities traded on the stock markets of emerging market countries, which can be extremely volatile due to political, social and economic factors. Risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, differing auditing and legal standards, less diverse, less mature economic structures and less liquidity.

(H) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.

Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Balanced Fund, Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Short-Term U.S. Government Securities Fund declare and pay dividends from investment income-net monthly.

Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund declare and pay dividends from investment income-net annually.

Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund declare dividends daily from investment income-net; such dividends are paid monthly.

With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain.

(I) FEDERAL INCOME TAXES: All funds except Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts
Intermediate    Municipal    Bond    Fund:

It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund:

It is the policy of Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund and Mellon Pennsylvania Intermediate Municipal Bond Fund to continue to qualify, and of Mellon Massachusetts Intermediate Municipal Bond Fund to qualify, as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.


TABLE 2 summarizes each fund' s unused capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002.

TABLE 3 summarizes the tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year


TABLE 2.


Expiring  in fiscal                                           2008 ($)((+))       2009 ($)((+))    2010 ($)((+))       Total ($)
------------------------------------------------------------------------------------------------------------------------------------

Mellon Large Cap Stock Fund                                          --               --            62,565,448       62,565,448

Mellon Income Stock Fund                                             --               --                --               --

Mellon Mid Cap Stock Fund                                            --             9,524,340        5,933,734       15,458,074

Mellon Small Cap Stock Fund                                      5,772,526         11,067,443        3,125,425       19,965,394

Mellon International Fund                                            --               --               230,239          230,239

Mellon Emerging Markets Fund                                         --               --                --               --

Mellon Balanced Fund                                                 --               --             5,009,365        5,009,365

Mellon Bond Fund                                                     --               --                --               --

Mellon Intermediate Bond Fund                                        --               --                --               --

Mellon Short-Term U.S. Government Securities Fund                    --               --                --               --

Mellon National Intermediate Municipal Bond Fund                     --               --                --               --

Mellon National Short-Term Municipal Bond Fund                       --               --                --               --

Mellon Pennsylvania Intermediate Municipal Bond Fund                 --               --                --               --

Mellon Massachusetts Intermediate Municipal Bond Fund                --               --                --               --

((+))  IF NOT APPLIED, THE CARRYOVER EXPIRES IN THE ABOVE YEARS.

TABLE 3.

                                                                                     Ordinary     Tax-Exempt            Long-Term
                                                                                    Income ($)     Income ($)    Capital Gains ($)
------------------------------------------------------------------------------------------------------------------------------------

Mellon Large Cap Stock Fund                                                         8,964,023         --                29,773,215

Mellon Income Stock Fund                                                            6,440,136         --                32,940,324

Mellon Mid Cap Stock Fund                                                           2,187,935         --                        --

Mellon International Fund                                                           5,593,006         --                        --

Mellon Emerging Markets Fund                                                        2,887,010         --                        --

Mellon Balanced Fund                                                               10,890,102         --                 7,154,820

Mellon Bond Fund                                                                   58,085,030         --                 2,805,000

Mellon Intermediate Bond Fund                                                      25,657,398         --                        --

Mellon Short-Term U.S.

  Government Securities Fund                                                        4,799,563         --                        --

Mellon National Intermediate

  Municipal Bond Fund                                                               2,747,978       20,349,917           2,135,579

Mellon National Short-Term

  Municipal Bond Fund                                                                 533,311        4,192,691             281,651

Mellon Pennsylvania Intermediate

  Municipal Bond Fund                                                               1,848,048       34,592,011           5,989,306

Mellon Massachusetts Intermediate

  Municipal Bond Fund                                                                      --         --                        --

                                                                                                                 The Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(A) Fees payable by each fund pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund's net assets at the following annual rates: . 65 of 1% of the Mellon Large Cap Stock Fund, .65 of 1% of the Mellon Income Stock Fund, .75 of 1% of the Mellon Mid Cap Stock Fund, .85 of 1% of the Mellon Small Cap Stock Fund, .85 of 1% of the Mellon International Fund, 1.15% of the Mellon Emerging Markets Fund, .65 of 1% (equity investments), .40 of 1% (debt securities) and .15 of 1% (money market investments and other underlying Mellon funds) of the Mellon Balanced Fund, .40 of 1% of the Mellon Bond Fund, .40 of 1% of the Mellon Intermediate Bond Fund, .35 of 1% of the Mellon Short-Term U.S. Government Securities Fund, .35 of 1% of the Mellon National Intermediate Municipal Bond Fund, .35 of 1% of the Mellon National Short-Term Municipal Bond Fund, .50 of 1% of the Mellon Pennsylvania Intermediate Municipal Bond Fund, .50 of 1% of the Mellon Massachusetts Intermediate Municipal Bond Fund, .15 of 1% of the Mellon Money Market Fund and .15 of 1% of the Mellon National Municpal Money Market Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 to $6 billion                                            .15 of 1%

In excess of $6 billion to $12 billion                     .12 of 1%

In excess of $12 billion                                   .10 of 1%

No administration fee is applied to assets held by the Mellon Balanced Fund which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon has entered into an Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon has agreed, until September 30, 2003, with respect to each fund listed below, except Mellon Massachusetts Intermediate Municipal Bond Fund, to waive receipt of its fees and/or to reimburse a portion of each fund's expenses, exclusive of taxes, interest, brokerage commissions, Shareholder Services Plan fees and extraordinary expenses, so that the fund's expenses do not exceed, in the aggregate, the rate per annum of the fund's average daily net assets listed below:

1.05% of the Mellon Small Cap Stock Fund, 1.05% of the Mellon International Fund, 1.35% of the Mellon Emerging Markets Fund, .64 of 1% of the Mellon
Balanced Fund, .55 of 1% of the Mellon Bond Fund, .56 of 1% of the Mellon Intermediate Bond Fund, .55 of 1% of the Mellon Short-Term U.S. Government Securities Fund, .52 of 1% of the Mellon National Intermediate Municipal Bond Fund, .52 of 1% of the Mellon National Short-Term Municipal Bond Fund and .67 of 1% of the Mellon Pennsylvania Intermediate Municipal Bond Fund. Mellon has agreed, until September 30, 2007, with respect to Mellon Massachusetts Intermediate Municipal Bond Fund, to waive receipt of its fees and/or to reimburse a portion of the fund' s expenses, exclusive of taxes, interest, brokerage commissions, Shareholder Services Plan fee and extraordinary expenses, so that the fund's expenses do not exceed, in the aggregate, .50 of 1% per annum of the fund' s average daily net assets. During the period ended February 28, 2003 the amounts waived were as follows:

     Mellon Small Cap Stock Fund                            $    4,243

     Mellon International Fund                                 213,550

     Mellon Emerging Markets Fund                              228,983

     Mellon Bond Fund                                           61,300

     Mellon Intermediate Bond Fund                              12,083

     Mellon Short-Term
          U.S. Government Securities Fund                           84

     Mellon National Intermediate
          Municipal Bond Fund                                   38,849

     Mellon National Short-Term
          Municipal Bond Fund                                   25,334

     Mellon Pennsylvania Intermediate
          Municipal Bond Fund                                   21,666

     Mellon Massachusetts Intermediate
              Municipal Bond Fund                               75,965

(B) Mellon Mid Cap Stock Fund, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund each have adopted a Distribution Plan (the "Plan" ) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of the value of the fund's average daily net assets attributable to its Dreyfus Premier shares and Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund each pay the Distributor a fee at an annual rate of .50% of the value of the funds' average daily net assets attributable to its Dreyfus Premier shares. During the period beginning on the date shown in parenthesis below and ended February 28, 2003, Dreyfus Premier shares pursuant to the Plan were charged the following:

         Mellon Mid Cap Stock Fund
              (9/6/2002)                                       57,212

         Mellon National Intermediate Municipal
              Bond Fund (10/11/2002)                           18,182

         Mellon Massachusetts Intermediate
              Municipal Bond Fund (9/6/2002)                    3,749

(C) Each fund has adopted a Shareholder Services Plan, with respect to its Investor shares, and Mellon Mid Cap Stock Fund, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund each has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. During the period

                                                                    The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ended February 28, 2003, Investor shares and Dreyfus Premier shares, pursuant to the Shareholder Services Plan, were charged the following:

     Mellon Large Cap Stock Fund                                  $919

     Mellon Income Stock Fund                                      721

         Mellon Mid Cap Stock Fund
              (Investor Shares)                                 19,451

         Mellon Mid Cap Stock Fund
              (Dreyfus Premier Shares)                          19,071

         Mellon Small Cap Stock Fund                             4,433

         Mellon International Fund                               2,169

         Mellon Emerging Markets Fund                              575

         Mellon Balanced Fund                                      458

         Mellon Bond Fund                                        4,516

         Mellon Intermediate Bond Fund                             269

         Mellon Short-Term
              U.S. Government Securities Fund                       60

         Mellon National Intermediate
              Municipal Bond Fund (Investor Shares)             40,344

         Mellon National Intermediate
              Municipal Bond Fund
              (Dreyfus Premier shares)                           9,091

         Mellon National Short-Term
              Municipal Bond Fund                                  659

         Mellon Pennsylvania Intermediate
              Municipal Bond Fund                                1,058

         Mellon Massachusetts Intermediate
              Municipal Bond Fund (Investor Shares)             17,194

         Mellon Massachusetts Intermediate
              Municipal Bond Fund
              (Dreyfus Premier shares)                           1,589

All funds except Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon under a Custody Agreement with Mellon, and Mellon International Fund and Mellon Emerging Markets Fund compensate Boston Safe under a Custody Agreement with Boston Safe, for providing custodial services for the relevant funds. During the period ended February 28, 2003 (from September 6, 2002 for Mellon Massachusetts Intermediate Municipal Bond Fund), pursuant to the custody agreements, the funds were charged the following:

     Mellon Large Cap Stock Fund                             $  57,903

     Mellon Income Stock Fund                                   25,173

     Mellon Mid Cap Stock Fund                                  41,744

     Mellon Small Cap Stock Fund                                26,443

     Mellon International Fund                                 307,305

     Mellon Emerging Markets Fund                              226,306

     Mellon Balanced Fund                                       18,866

     Mellon Bond Fund                                           40,559

     Mellon Intermediate Bond Fund                              20,992

     Mellon Short-Term
          U.S. Government Securities Fund                        4,870

     Mellon National Intermediate
          Municipal Bond Fund                                   28,119

     Mellon National Short-Term
          Municipal Bond Fund                                    7,076

     Mellon Pennsylvania Intermediate
          Municipal Bond Fund                                   30,887

     Mellon Massachusetts Intermediate
          Municipal Bond Fund                                    8,312

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000 for each in person meeting and $500 for telephone meetings.


NOTE 4--Securities Transactions:

TABLE 4 summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended February 28, 2003.

TABLE 5 summarizes accumulated net unrealized appreciation (depreciation) on investments at February 28, 2003.

At February 28, 2003, the cost of investments for each series for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).


TABLE 4.

                                                      Purchases ($)        Sales ($)
-------------------------------------------------------------------------------------------

Mellon Large Cap Stock Fund                            332,863,857      372,764,902

Mellon Income Stock Fund                                36,244,287      142,705,623

Mellon Mid Cap Stock Fund                              461,707,444      312,940,326

Mellon Small Cap Stock Fund                            175,675,829      116,085,395

Mellon International Fund                              173,116,283       83,636,633

Mellon Emerging Markets Fund                            72,147,614       19,576,796

Mellon Balanced Fund                                   139,801,634      144,871,590

Mellon Bond Fund                                       478,861,383      560,983,004

Mellon Intermediate Bond Fund                          187,728,330      172,569,898

Mellon Short-Term U.S. Government Securities Fund       33,304,975       33,884,911

Mellon National Intermediate Municipal Bond Fund       230,956,277      106,845,320

Mellon National Short-Term Municipal Bond Fund          52,196,972       20,361,131

Mellon Pennsylvania Intermediate Municipal Bond Fund    45,896,506       88,938,740

Mellon Massachusetts Intermediate Municipal Bond Fund  186,240,375       12,491,550




TABLE 5.

                                                                                        Gross                Gross

                                                                              Appreciation ($)   (Depreciation) ($)         Net ($)
------------------------------------------------------------------------------------------------------------------------------------

Mellon Large Cap Stock Fund                                                        213,525,018          96,908,686     116,616,332

Mellon Income Stock Fund                                                            61,664,273          33,730,276      27,933,997

Mellon Mid Cap Stock Fund                                                          100,920,260          97,623,908       3,296,352

Mellon Small Cap Stock Fund                                                         21,529,111          52,172,416     (30,643,305)

Mellon International Fund                                                           15,953,389         143,610,201    (127,656,812)

Mellon Emerging Markets Fund                                                        10,476,114          28,342,329     (17,866,215)

Mellon Balanced Fund                                                                26,681,665          25,601,657       1,080,008

Mellon Bond Fund                                                                   36,0028,692           5,371,674      30,657,018

Mellon Intermediate Bond Fund                                                       20,142,680           2,302,322      17,840,358

Mellon Short-Term U.S. Government Securities Fund                                    2,211,623              84,847       2,126,776

Mellon National Intermediate Municipal Bond Fund                                    43,409,597             402,145      43,007,452

Mellon National Short-Term Municipal Bond Fund                                       5,427,145              48,210       5,378,935

Mellon Pennsylvania Intermediate Municipal Bond Fund                                56,634,755           1,606,444      55,028,311

Mellon Massachusetts Intermediate Municipal Bond Fund                               12,052,161               5,826      12,046,335

                                                                                                                 The Funds

                                                           For More Information

MELLON FUNDS TRUST
c_o The Dreyfus Corporation
200 Park Avenue
New York, NY  10166

INVESTMENT ADVISER

Mellon Fund Advisors, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY  10166

ADMINISTRATOR

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA  15258

SUB-ADMINISTRATOR

The Dreyfus Corporation
200 Park Avenue
New York, NY  10166

CUSTODIAN

Domestic Equity Funds and Bond Funds:

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA  15258

International and Emerging Markets Funds:

Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY  10166

DISTRIBUTOR

Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

To obtain information:

BY TELEPHONE Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

BY MAIL  PWM Clients, write to your Account Officer

c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your
financial representative
P.O. Box 9012
Hicksville, NY 11802-9012

Individual Account Holders, write to:

Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

(c)2003 Dreyfus Service Corporation                            MPAMSA0203